UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-5221

Seligman Portfolios, Inc.

(Exact name of Registrant as specified in charter)

734 Ameriprise Financial Center Minneapolis, MN	55474
(Address of principal executive offices)	(Zip code)

Lawrence P. Vogel 100 Park Avenue New York, New York 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 850-1864

Date of fiscal year end: 12/31

Date of reporting period: 12/31/08

FORM N-CSR

ITEM 1.   REPORTS TO STOCKHOLDERS.

Seligman

Portfolios, Inc.

Annual Report

December 31, 2008

Seligman Portfolios, Inc.

Dear Contract Owner:

We are very pleased to announce that, with the completion of the acquisition of J. & W. Seligman & Co. Incorporated by RiverSource Investments, LLC on November 7, 2008, Seligman Portfolios, Inc. joined the RiverSource family of funds. Seligman’s long heritage of investing and exceptional wealth of experience is a valuable addition to RiverSource Funds. Seligman joins RiverSource and Threadneedle in the comprehensive family of mutual funds we offer investors.

We also welcome John Maher and Leroy Richie, who have served on Seligman Portfolios’ Board since 2006 and 2000, respectively, to the RiverSource Funds’ Board of Directors. The acquisition of Seligman by RiverSource Investments creates several new opportunities for us all, including access to talented portfolio managers and competitive mutual fund solutions to help you reach your investment goals.

We hope you are as excited by these opportunities as we are. We thank you for your support and look forward to helping you reach your investment goals.

Stephen R. Lewis, Jr.

Chairman of the Boards

Manager

From November 7, 2008

RiverSource Investments, LLC

200 Ameriprise Financial Center

Minneapolis, MN 55474

Until November 6, 2008

J. & W. Seligman & Co.

Incorporated

100 Park Avenue

New York, New York 10017

General Distributor

RiverSource Fund Distributors, Inc.

(formerly Seligman Advisors, Inc.)

100 Park Avenue

New York, New York 10017

Subadviser (to Seligman International Growth Portfolio) Wellington Management Company, LLP 75 State Street Boston, MA 02109	Custodians JPMorgan Chase Bank State Street Bank and Trust Company Independent Registered Public Accounting Firm Deloitte & Touche LLP

Seligman Portfolios, Inc.

Performance and Portfolio Overview

This section of the report is intended to help you understand the performance of each Portfolio of Seligman Portfolios, Inc. (the “Fund”), and to provide a summary of their portfolio characteristics.

Performance data quoted in this report represents past performance and does not guarantee or indicate future investment results. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Total returns of the Fund as of the most recent month-end will be available at www.seligman.com1 by the seventh business day following that month-end. Calculations assume reinvestment of distributions, if any. Returns for Class 1 and Class 2 shares are calculated without any sales charges. Performance data quoted are net of all portfolio operating expenses, but do not include any charges imposed on contract owners by the insurance companies’ separate account or by any pension or retirement plan. If these additional charges were included, performance would have been lower.

The chart for each Portfolio compares a $10,000 hypothetical investment made in Class 1 shares, to $10,000 hypothetical investments made in the appropriate benchmark indices, for the ten-year period ended December 31, 2008. For those Portfolios that issued Class 2 shares, the performance of Class 2 shares, which commenced on a later date, is not shown in the charts, but is included in the tables of returns. The performance of Class 2 shares will differ from the performance shown for Class 1 shares, based on the differences in fees paid by each class. The averages and indices are unmanaged benchmarks that assume reinvestment of distributions. The performance of the averages excludes the effect of taxes, fees and sales charges, and the performance of the indices excludes the effect of taxes, fees, sales charges and expenses. Investors cannot invest directly in an average or index. The charts and total returns do not reflect any fees or charges that investors will incur in purchasing or selling units of the Variable Accounts.

For certain Portfolios, RiverSource Investments, LLC (the “Manager”) has voluntarily undertaken to waive its management fee and/or to reimburse expenses. Such waived reimbursement can be discontinued at any time at the Manager’s discretion, except in the case of Seligman International Growth Portfolio and Seligman Large-Cap Value Portfolio, for which the undertaking is contractual through at least April 30, 2009 and April 30, 2010, respectively. Other fee waiver/reimbursement arrangements were in effect prior to these current arrangements. Absent such waiver/reimbursement, returns would have been lower. See Note 5a to the Financial Statements on page 44 of this report for additional information.

An investment in a Portfolio is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Prior to March 31, 2000, J. & W. Seligman & Co. Incorporated (“JWS” or the “previous manager”) employed subadvisers that were responsible for providing all or a portion of the portfolio management services with respect to the investments of Seligman Global Technology Portfolio and Seligman International Growth Portfolio. For the period following, until September 15, 2003, in the case of Seligman International Growth Portfolio, the assets of these Portfolios were managed exclusively by JWS. Since September 15, 2003, Wellington Management Company, LLP has acted as subadviser to provide portfolio management services for Seligman International Growth Portfolio. See Note 5a to the Financial Statements on page 44 of this report for additional information.

Accompanying each chart is a discussion of the factors that affected the Portfolio during the past year.

[1]

The website reference is an inactive textual reference and information contained in or otherwise accessible through the website does not form a part of this report or the Seligman Portfolios’ prospectus or statement of additional information.

1

Seligman Portfolios, Inc.

Performance and Portfolio Overview

Seligman Capital Portfolio

For the one year ended December 31, 2008, Seligman Capital Portfolio underperformed its benchmark, the Russell Midcap Growth Index. Markets were extremely reactive throughout the year, as accelerating liquidity concerns led to a halt in consumer spending and plummeting investor sentiment.

Weak economic data points released in January in manufacturing, employment, and retail sales fueled fears of global recession and sparked a sharp sell-off in equities. The credit freeze continued as growth slowed, and banks and brokers reined in capital as the financial system continued to absorb losses related to subprime debt. The combined crises in housing, the credit market, and the economy spurred an activist Federal Reserve Board (the Fed) and the Administration to take unprecedented steps to shore up the economy.

In March, the Fed intervened to facilitate the sale of investment bank Bear Stearns to JPMorgan Chase. Bear Stearns, an 85-year-old financial institution, was highly leveraged and, after losing access to capital, was on the brink of insolvency. Seeking to contain the damage and shore up the financial system, the Fed stepped in and engineered the sale of the troubled investment bank. The Administration and Congress were similarly proactive in addressing the crisis. In addition to enacting a $160 billion fiscal stimulus program, the cap on mortgages that Fannie Mae and Freddie Mac can acquire and guarantee was raised in an effort to support home purchases.

The Fed reacted to the weakening economic outlook with a federal funds target rate cut in January, made between the Fed’s regular meetings, followed by three additional decreases during the year. As the Fed moved, however, concerns of inflation grew and the dollar weakened. As the dollar weakened, commodities rallied and stock prices continued to decline. At the end of June, oil prices had reached north of $140 per barrel. The resultant impact was a slowing of consumer spending and the economy itself. Commodity prices reversed course in June, essentially giving back gains earned earlier in the fiscal year. Investors were largely driven out of commodities and commodity-related stocks that had performed well earlier in the period, in search of more defensive positions.

In September, we witnessed the unfolding of several unprecedented events that affected markets on a global scale. Fannie Mae and Freddie Mac were put into conservatorship. On September 15, Lehman Brothers filed for bankruptcy. The ripple effects of the failing of this 158-year old investment bank were widespread. Several cash management funds with exposure to Lehman debt suffered, with the net asset value of the Reserve Primary Fund falling below $1 per share — “breaking the buck.” Credit markets across the globe froze up, which had a significant implication on markets as a whole. Investors started focusing more on higher quality stocks. The stock of any company with a fair amount of debt on its balance sheet suddenly became a question mark to investors.

The downgrading of insurance company AIG’s credit rating led to a liquidity crisis (its stock price suffered a 95% decline on September 16, 2008) that ended in the largest government bailout of a company in US history. Merrill Lynch quickly sold itself to Bank of America, and commercial banks WAMU and Wachovia sold themselves to stronger firms.

Personal consumption in the US contracted for the first time in almost two decades during the third quarter of 2008. With mounting job losses, tighter credit conditions, and a significantly amplified level of household debt, the resulting recession has been much deeper than we have experienced in quite some time. The US consumer accounts for approximately two-thirds of the US economy. When the consumer retrenches, as they did during 2008, the resulting impact on the economy as a whole is tremendous.

Relative to its benchmark, the largest contribution to the Portfolio’s investment results was attributable to the health care sector. The sector was among the best performing sectors of the benchmark, though it was down approximately 33% during the period — a testament to how truly difficult the investment environment was in 2008. The Portfolio was slightly overweight, as compared to the benchmark, and investment results for the Portfolio outperformed those of the benchmark’s health care return.

Other sectors in which the Portfolio outperformed the benchmark’s results included utilities, financials, industrials, and consumer discretionary, due primarily to stock selection. Particularly notable were Delta Air Lines, which has been benefitting from lower energy prices, Advance Auto Parts, and Corinthian Colleges.

The Portfolio’s information technology allocation had the largest negative impact on the Portfolio’s relative investment results. It was also the Portfolio’s largest sector weighting and was a sizable overweight, relative to the benchmark. Despite the overweight, the underperformance was primarily due to security selection within the sector. SAVVIS, a data outsourcing service provider, was the largest individual detractor from the Portfolio’s investment results.

Other sectors that detracted from Portfolio performance during the year included consumer staples, materials and energy. The weighting in consumer staples was slight, and only about half of the benchmark’s allocation. The Portfolio’s materials weighting was in line with that of the benchmark. Underperformance in these two sectors can be attributed largely to security selection. The Portfolio maintained a weighting in the energy sector that was slightly larger than that of the benchmark. The sector was the worst performing sector in the benchmark during the year, and the Portfolio’s underperformance in the sector versus the benchmark for the year can be attributed predominantly to the sector allocation. In addition to SAVVIS, as mentioned earlier, notable individual detractors included Life Time Fitness in the consumer discretionary sector and Noble in the energy sector.

The views and opinions expressed are those of the Portfolio Manager(s), are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of market forecasts. Opinions, estimates, and forecasts may be changed without notice.

		Average Annual Total Returns
	Value at 12/31/08	One Year	Five Years	Ten Years	Class 2 Since Inception 8/30/00
Seligman Capital Portfolio
Class 1	$10,025	(47.92)%	(4.69)%	0.02%	n/a
Class 2	n/a	(48.09)	(4.95)	n/a	(8.90)%
Lipper Mid-Cap Funds Average*	n/a	(41.03)	(2.09)	1.61	(3.47	)†
Lipper Mid-Cap Growth Funds Average*	n/a	(44.49)	(2.63)	0.14	(6.40	)†
Russell Midcap Growth Index*	9,813	(44.32)	(2.33)	(0.19)	(6.93)
* See benchmark descriptions on pages 19 and 20. † From August 31, 2000.

2

Seligman Portfolios, Inc.

Performance and Portfolio Overview

Seligman Capital Portfolio (continued)

Diversification of Net Assets

December 31, 2008

				Percent of Net Assets December 31,
	Issues	Cost	Value	2008	2007
Common Stocks:
Aerospace and Defense	2	$107,297	$106,150	1.8	2.6
Air Freight and Logistics	1	37,056	38,521	0.7	—
Airlines	1	99,276	162,732	2.8	—
Auto Components	1	55,435	29,850	0.5	1.8
Biotechnology	4	174,401	179,850	3.1	5.2
Capital Markets	2	74,172	86,105	1.5	—
Chemicals	2	82,928	79,374	1.4	3.6
Commercial Services and Supplies	1	94,248	82,472	1.4	—
Communications Equipment	1	139,874	112,014	1.9	4.4
Construction and Engineering	3	248,760	227,870	3.9	2.7
Diversified Consumer Services	2	273,345	298,185	5.2	—
Diversified Financial Services	—	—	—	—	0.9
Diversified Telecommunication Services	1	67,590	78,624	1.4	2.0
Electric Utilities	1	112,833	91,728	1.6	1.8
Electronic Equipment, Instruments and Components	1	90,218	88,972	1.5	0.4
Energy Equipment and Services	4	489,489	267,843	4.6	8.9
Food and Staples Retailing	—	—	—	—	1.8
Food Products	2	157,386	147,808	2.6	—
Health Care Equipment and Supplies	5	235,455	183,737	3.2	3.6
Health Care Providers and Services	2	181,399	161,256	2.8	4.2
Hotels, Restaurants and Leisure	2	408,385	262,745	4.5	2.2
Household Durables	1	126,310	63,570	1.1	—
Industrial Conglomerates	—	—	—	—	5.1
Insurance	4	191,878	222,972	3.9	—
Internet Software and Services	3	566,345	339,256	5.9	5.0
IT Services	1	45,027	42,879	0.7	—
Life Sciences Tools and Services	—	—	—	—	2.2
Machinery	2	183,417	123,942	2.1	6.2
Media	—	—	—	—	4.2
Metals and Mining	1	91,524	102,660	1.8	3.8
Multi-Utilities	1	78,754	52,506	0.9	—
Multiline Retail	—	—	—	—	1.9
Oil, Gas and Consumable Fuels	2	224,816	229,338	4.0	3.2
Personal Products	1	28,009	28,836	0.5	—
Pharmaceuticals	3	237,166	182,108	3.1	1.2
Professional Services	1	47,998	44,680	0.8	—
Real Estate Investment Trusts	1	30,473	28,566	0.5	—
Road and Rail	1	28,599	26,270	0.5	—
Semiconductors and Semiconductor Equipment	3	449,062	281,519	4.9	3.2
Software	3	652,709	467,355	8.1	7.5
Specialty Retail	3	242,165	142,510	2.5	2.9
Textiles, Apparel and Luxury Goods	—	—	—	—	1.9
Transportation	1	43,297	29,223	0.5	—
Wireless Telecommunication Services	2	185,820	72,078	1.2	3.5
	72	6,582,916	5,166,104	89.4	97.9
Short-Term Holding and Other Assets Less Liabilities	1	613,111	613,111	10.6	2.1
Net Assets	73	$7,196,027	$5,779,215	100.0	100.0

Largest Portfolio Changes

July 1 to December 31, 2008

Largest Purchases
Bally Technologies*
Abercrombie & Fitch (Class A)*
Noble Energy*
H&R Block*
Newell Rubbermaid*
Campbell Soup*
Corinthian Colleges*
F5 Networks
Guess?*
McAfee*

Largest Sales
Goodrich Petroleum**
Nabors Industries**
Energy Conversion Devices**
Public Service Enterprise Group
Dick's Sporting Goods**
Barr Pharmaceuticals**
National Oilwell Varco**
Ultra Petroleum**
Forest Laboratories**
Brinker International**

Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities, listed in descending order.

*	Position added during the period.
**	Position eliminated during the period

3

Seligman Portfolios, Inc.

Performance and Portfolio Overview

Seligman Cash Management Portfolio

Note: In conjunction with the acquisition of the Portfolio’s previous investment manager by RiverSource Investments, LLC, the Seligman Investment Grade Team is no longer responsible for the portfolio management of the Portfolio. The Portfolio is now managed by RiverSource Investments.

Dramatic action by the Federal Reserve (the Fed), increasing weakness in economic growth, the intensifying global financial crisis and the resulting liquidity freeze had the greatest effect on the Portfolio’s results. These factors came to an unprecedented confluence during the third quarter of 2008. As financial institutions declared bankruptcy, were forced to merge or were taken over by the government, solvency concerns were the prominent factor driving the crisis. In an effort to revive confidence, the Fed and US Treasury Department, in coordination with global policymakers, announced a host of programs to help improve liquidity.

Further, as part of a global effort to ease monetary conditions, combat deterioration in financial market conditions, and mitigate worsening economic growth prospects, the Fed lowered the targeted federal funds rate by over 400 basis points (4.00%), bringing the targeted federal funds rate to between 0% and 0.25% in December. Following the downward path of the targeted federal funds rate, taxable money market yields moved dramatically lower. At the same time, the taxable money market yield curve actually steepened, meaning longer-term yields grew increasingly higher than shorter-term yields, as credit concerns caused investors to favor shorter-dated maturities in an effort to increase their liquidity profile and further mitigate risk.

Given these volatile conditions, money market investors remained principally concerned with safety and preserving liquidity throughout the annual period. Preservation of capital and liquidity management were our primary areas of focus as well.

The Portfolio’s strategy is to maintain a portfolio of very high quality instruments with short maturities, and as a result, the portfolio was not exposed to any of the problematic credit issues that continued to dominate headlines in 2008. Although the taxable money market yield curve steepened during the annual period overall, volatile market conditions led us to primarily invest the Portfolio’s assets in high quality securities with short maturities. In this effort to maximize liquidity and preservation of capital, the Portfolio’s allocation to US government and government agency securities was increased from approximately 40% at the beginning of the period to 100% by year end.

The Fed stated in December that it intends to maintain its current monetary policy for some time, as weak economic conditions are likely to warrant exceptionally low levels of the targeted federal funds rate. Among these weak economic conditions that the Fed must consider over the coming months include unemployment rates possibly heading north of 7%, consumers likely to be increasing their savings at the expense of spending, and the fact that the credit crisis has resulted in a recession that will likely continue through much of 2009.

We intend to continue to evaluate credits and make strategic decisions to balance an enhanced liquidity profile with providing current income. At the same time, given the US government’s focus on building liquidity, expectations for sustained low interest rates, and other supply/demand market conditions, we intend to look for opportunities to lengthen the Portfolio’s average weighted days to maturity through the purchase of highly rated fixed-rate securities in order to lock in the higher yields of an upward sloping yield curve. We will, of course, continue to closely monitor economic data, Fed policy and any shifts in the money market yield curve, striving to strategically adjust the portfolio accordingly. We intend to continue to focus on high-quality investments with minimal credit risk while seeking competitive yields.

The views and opinions expressed are those of the Portfolio Manager(s), are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of market forecasts. Opinions, estimates, and forecasts may be changed without notice.

Summary of Net Assets

December 31, 2008

			Percent of Net Assets December 31,
	Issues	Value	2008	2007
Short-Term Holdings:
US Government Securities	4	$1,258,559	15.3	15.0
Government Agency Securities	1	6,900,000	84.1	33.4
Money Market Fund	1	94,340	1.1	—
Fixed Time Deposits	—	—	—	34.8
Commercial Paper	—	—	—	15.2
Repurchase Agreement	—	—	—	1.8
	6	8,252,899	100.5	100.2
Other Assets Less Liabilities	—	(43,206)	(0.5)	(0.2)
Net Assets	6	$8,209,693	100.0	100.0

4

Seligman Portfolios, Inc.

Performance and Portfolio Overview

Seligman Common Stock Portfolio

Note: In conjunction with the acquisition of the Portfolio’s previous investment manager by RiverSource Investments, LLC, the team responsible for the portfolio’s management was changed in November 2008 from the Seligman Core/Growth Investment Team to the RiverSource Disciplined Equity and Asset Allocation Team.

For the one year ended December 31, 2008, Seligman Common Stock Portfolio underperformed its benchmark, the S&P 500 Index. Markets were extremely reactive throughout the year ended December 31, 2008, as accelerating liquidity concerns led to a halt in consumer spending and plummeting investor sentiment.

Weak economic data points released in January in manufacturing, employment, and retail sales fueled fears of global recession and sparked a sharp sell-off in equities. The credit freeze continued as growth slowed and banks and brokers reined in capital as the financial system continued to absorb losses related to subprime debt. The combined crises in housing, the credit market, and the economy spurred an activist Federal Reserve Board (the Fed) and the Administration to take unprecedented steps to shore up the economy.

In March, when the Fed intervened to facilitate the sale of investment bank Bear Stearns to JPMorgan Chase. Bear Stearns, an 85-year-old financial institution, was highly leveraged and after losing access to capital, was on the brink of insolvency.

Seeking to contain the damage and shore up the financial system, the Fed stepped in and engineered the sale of the troubled investment bank. The Administration and Congress were similarly proactive in addressing the crisis. In addition to enacting a $160 billion fiscal stimulus program, the cap on mortgages that Fannie Mae and Freddie Mac can acquire and guarantee was raised in an effort to support home purchases.

The Fed reacted to the weakening economic outlook with a federal funds target rate cut in January, made between the Fed’s regular meetings, followed by three additional decreases during the period. As the Fed moved, however, concerns of inflation grew and the dollar weakened. As the dollar weakened, commodities rallied and stock prices continued to decline. At the end of June, oil prices had reached north of $140 per barrel. The resultant impact was a slowing of consumer spending and the economy itself. Commodity prices reversed course in June, essentially giving back gains earned earlier in the fiscal year.

The Fed reacted to the weakening economic outlook with a federal funds target rate cut in January, made between the Fed's regular meetings, followed by three additional decreases during the period. As the Fed moved, however, concerns of inflation grew and the dollar weakened. As the dollar weakened, commodities rallied and stock prices continued to decline. At the end of June, oil prices had reached north of $140 per barrel. The resultant impact was a slowing of consumer spending and the economy itself. Commodity prices reversed course in June, essen-tially giving back gains earned earlier in the fiscal year. Investors were largely driven out of commodities and commodity-related stocks that had performed well earlier in the period, in search of more defensive positions.

In September we witnessed the unfolding of several unprecedented events that affected markets on a global scale. Fannie Mae and Freddie Mac were put into conservatorship. On September 15, Lehman Brothers filed for bankruptcy. The ripple effects of the failing of this 158-year old investment bank were widespread. Several cash management funds with exposure to Lehman debt suffered, with the net asset value of the Reserve Primary Fund falling below $1 per share — “breaking the buck.” Credit markets across the globe froze up, which had a significant implication on markets as a whole. Investors started focusing more on higher quality stocks. The stock of any company with a fair amount of debt on its balance sheet suddenly became a question mark to investors.

The downgrading of AIG’s credit rating led to a liquidity crisis (its stock price suffered a 95% decline on September 16, 2008) that ended in the largest government bailout of a company in US history. Merrill Lynch quickly sold itself to Bank of America, and commercial banks WAMU and Wachovia were quickly sold to JPMorgan Chase and Wells Fargo, respectively.

Personal consumption in the US contracted for the first time in almost two decades during the third quarter of 2008. With mounting job losses, tighter credit conditions, and a significantly amplified level of household debt, the resulting recession has been much deeper than we have experienced in quite some time. The US consumer accounts for approximately two-thirds of the US economy. When the consumer retrenches, as they did during 2008, the resulting impact on the economy as a whole is tremendous.

Information technology was the Portfolio’s largest sector weighting during the year and was the Portfolio’s largest overweight, relative to its benchmark. The sector was among the poorer performing areas of the benchmark during the year and a combination of stock selection and sector allocation led the Portfolio’s investment results within the sector to lag those of the benchmark. A scale-back in the Portfolio’s allocation to the sector was initiated late in the year.

The area that had the largest negative impact on the Portfolio’s investment results, as compared to the benchmark, was the materials sector. The sector accounted for a modest portion (less than 5%) of the Portfolio’s and benchmark’s allocation. The Portfolio underperformed the benchmark in the sector by a wide margin, due primarily to stock selection. Stock selection was also notably detrimental in the financials and consumer staples sectors.

Stock selection was the strongest in consumer discretionary and health car, the two sectors of the benchmark in which the Portfolio outperformed the benchmark. The Portfolio’s weighting in consumer discretionary was nearly aligned with that of the benchmark, while it was overweighted, relative to the benchmark, in the health care sector.

Holdings that aided the Portfolio’s investment results during the year included Allstate (insurance), Pfizer (pharmaceuticals), Gilead Sciences (biotechnology), and Wal-Mart Stores (food and staples retailing). Holdings that detracted from the Portfolio’s investment results included CIGNA (health care providers and services), Smurfit-Stone Container (containers and packaging), Bank of America (diversified financial services), and Comverse Technology (communications equipment). By year-end, the Portfolio’s positions in Smurfit-Stone Container and Comverse Technology had been eliminated.

The views and opinions expressed are those of the Portfolio Manager(s), are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendation for, any person. There can be no guarantee as to the accuracy of market forecasts. Opinions, estimates, and forecasts may be changed without notice.

		Average Annual Total Returns
	Value at 12/31/08	One Year	Five Years	Ten Years
Seligman Common Stock Portfolio
Class 1	$5,937	(45.07)%	(6.19)%	(5.08)%
Lipper Large-Cap Core Funds Average*	n/a	(37.23)	(2.88)	(1.72)
S&P 500 Index*	8,697	(36.99)	(2.19)	(1.38)
* See benchmark descriptions on pages 19 and 20.

5

Seligman Portfolios, Inc.

Performance and Portfolio Overview

Seligman Common Stock Portfolio (continued)

Diversification of Net Assets

December 31, 2008

				Percent of Net Assets December 31,
	Issues	Cost	Value	2008	2007
Common Stocks:

Aerospace and Defense	2	$54,762	$50,597	1.9	3.0
Air Freight and Logistics	1	11,075	12,272	0.5	0.6
Airlines	—	—	—	—	1.2
Auto Components	—	—	—	—	1.1
Automobiles	—	—	—	—	0.4
Beverages	2	119,069	122,552	4.6	—
Biotechnology	3	80,975	88,351	3.3	1.6
Capital Markets	2	71,054	35,722	1.4	4.1
Chemicals	2	68,032	59,631	2.3	—
Commercial Banks	5	75,976	36,886	1.4	1.2
Commercial Services and Supplies	2	20,568	23,298	0.9	1.1
Communications Equipment	3	99,606	82,227	3.1	5.7
Computers and Peripherals	2	85,674	89,783	3.4	4.4
Construction and Engineering	—	—	—	—	1.2
Consumer Finance	1	11,422	11,672	0.4	1.1
Containers and Packaging	—	—	—	—	2.3
Diversified Consumer Services	1	9,897	11,905	0.5	—
Diversified Financial Services	3	326,426	216,320	8.2	4.0
Diversified Telecommunication Services	1	6,983	8,127	0.3	2.4
Electric Utilities	2	53,079	40,484	1.5	0.7
Electrical Equipment	1	6,880	7,468	0.3	0.5
Energy Equipment and Services	4	56,524	43,809	1.7	3.2
Food and Staples Retailing	2	155,642	159,276	6.0	2.3
Food Products	2	47,082	47,805	1.8	—
Health Care Equipment and Supplies	1	12,632	12,467	0.5	1.1
Health Care Providers and Services	2	41,172	22,802	0.9	1.8
Hotels, Restaurants and Leisure	1	16,443	16,729	0.6	0.9

				Percent of Net Assets December 31,
	Issues	Cost	Value	2008	2007

Household Products	1	$5,378	$5,063	0.2	—
Independent Power Producers and Energy Traders	—	—	—	—	0.6
Industrial Conglomerates	2	39,822	38,309	1.5	2.5
Insurance	6	118,002	138,581	5.2	2.6
Internet Software and Services	1	7,102	8,180	0.3	2.3
IT Services	4	40,048	42,486	1.6	—
Life Sciences Tools and Services	—	—	—	—	0.5
Machinery	1	8,811	9,604	0.4	1.2
Media	3	70,239	72,418	2.7	2.7
Metals and Mining	2	29,834	32,382	1.2	2.2
Multiline Retail	1	6,546	6,048	0.2	1.8
Oil, Gas and Consumable Fuels	14	422,549	368,907	13.9	9.8
Pharmaceuticals	8	375,660	367,060	13.9	5.5
Real Estate Investment Trusts	2	12,863	14,074	0.5	0.3
Road and Rail	4	164,236	160,037	6.0	—
Semiconductors and Semiconductor Equipment	2	20,649	21,724	0.8	3.6
Software	—	—	—	—	3.2
Specialty Retail	3	117,314	121,168	4.6	1.2
Textiles, Apparel and Luxury Goods	1	8,722	10,323	0.4	0.6
Tobacco	—	—	—	—	2.6
Wireless Telecommunication Services	1	7,555	5,530	0.2	1.6
Total Common Stocks	101	2,886,303	2,622,077	99.1	90.7
Options Purchased	7	31,478	600	—	1.1
Equity Linked Notes	2	66,000	4,681	0.2	5.7
Other Short-Term Holding and Other Assets Less Liabilities	1	19,759	19,759	0.7	2.5
Net Assets	111	$3,003,540	$2,647,117	100.0	100.0

Largest Portfolio Changes

July 1 to December 31, 2008

Largest Purchases		Largest Sales
Wal-Mart Stores*	Citigroup*	Exxon Mobil	Hewlett-Packard**
Johnson & Johnson*	Home Depot	Microsoft**	UST**
Pfizer	Coca-Cola*	Philip Morris International**	Target**
Chevron	PepsiCo*	AT&T**	Delta Air Lines**
International Business Machines*	Union Pacific*	Cephalon**	Abbott Laboratories**

Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities, listed in descending order.

* Position added during the period.
** Position eliminated during the period.

6

Seligman Portfolios, Inc.

Performance and Portfolio Overview

Seligman Communications and Information Portfolio

Technology markets suffered overall declines during 2008, ending the year as many other markets did: in negative territory. Instability was a central theme, with stocks pulling back and rebounding, only to retreat once again. With increasing concern of a looming global economic crisis, consumer spending continued to decline.

Weak economic data points released in January in manufacturing, employment, and retail sales fueled fears of global recession and sparked a sharp sell-off in equities. The credit freeze continued as growth slowed, and banks and brokers reined in capital as the financial system continued to absorb losses related to subprime debt.

Concerns of inflation grew and as the dollar continued to weaken. As the dollar weakened, commodities rallied and stock prices continued to decline. At the end of June, oil prices had reached north of $140 per barrel. The resultant impact was a slowing of the consumer and the economy itself. Commodity prices reversed course in June, essentially giving back gains earned earlier in the year. Investors were largely driven in search of more defensive positions.

In September, we witnessed the unfolding of several unprecedented events that affected markets on a global scale. Fannie Mae and Freddie Mac were put into conservatorship. On September 15, Lehman Brothers filed for bankruptcy. The ripple effects of the failing of this 158-year old investment bank were widespread. Several cash management funds with exposure to Lehman debt suffered, with the net asset value of the Reserve Primary Fund falling below $1 per share — “breaking the buck.” Credit markets across the globe froze up, which had a significant implication on markets as a whole. Investors started focusing more on higher quality stocks. The stock of any company with a fair amount of debt on its balance sheet suddenly became a question mark to investors. As a whole, technology companies are often more leveraged than other companies, and the sector experienced greater declines than most.

Personal consumption in the US contracted for the first time in almost two decades during the third quarter of 2008. With mounting job losses, tighter credit conditions, and a significantly amplified level of household debt, the resulting recession has been much deeper than we have experienced in quite some time. The US consumer accounts for approximately two-thirds of the US economy. When the consumer retrenches, as they did during 2008, the resulting impact on the economy as a whole is tremendous.

Incisive stock selection in a turbulent technology market enabled Seligman Communications and Information Portfolio to outperform its benchmark, the S&P North American Tech-nology Sector Index, for the year ended December 31, 2008. Stock selection was strongest in the Internet software and services industry, which was one of the worst performing areas of the benchmark. Despite a considerable overweighting in the industry, relative to the benchmark, the Portfolio outperformed the benchmark to a significant degree. McAfee was among the Portfolio’s top individual contributors for the year. McAfee, a leading provider of Internet software security, fared better than many other tech companies during the year, amid intensifying concerns over proliferating fraudulent cyber activity in the wake of global recession.

Overall stock selection was also notable within the communications equipment industry. The Portfolio was underweight, as compared to the benchmark, which aided relative performance from an allocation perspective, and the Portfolio avoided several names that proved detrimental to the benchmark, while garnering strong relative results from the holdings that it did maintain during the period.

In addition to McAfee, Abbott Laboratories and International Business Machines (IBM) were among the Portfolio’s top contributors during the year. The Portfolio had average weighting of approximately 5% allocated to the health care sector during the year. Abbott Laboratories, within the pharmaceuticals industry, is a global, broad-based health care company that develops, manufactures, and markets pharmaceuticals and medical products, including nutritionals, devices and diagnostics. Abbott, boosted by strong sales, saw its stock soar during the year, exceeding analysts’ expectations. IBM, which was a new addition to the Portfolio in the latter part of the year, reported strong third quarter earnings in October.

The Portfolio’s largest allocation during the year continued to be the software industry. The Portfolio was overweight, versus the benchmark, during the period, and relative outperformance can be attributed to a combination of industry allocation and stock selection.

The area that had the largest negative impact on the Portfolio’s investment results during the year was the IT services industry. The industry was an area in which the Portfolio maintained a slightly larger weighting than the benchmark. Stock selection — particularly Amdocs, one of the Portfolio’s largest individual detractors — led to disappointing investment results. Amdocs, which provides billing and customer relationship management software to the telecommunications industry, saw a decline in profits and missed analyst expectations during the period. The company, which earned substantial revenue from outside the US, cited the unprecedented extreme volatility in exchange rates and the rapid strengthening of the US dollar against other currencies as a reason for this decline. Another area of weak relative performance for the Portfolio was the computers and peripherals industry — despite the boost from IBM. The industry accounted for the benchmark’s largest allocation, and while the Portfolio maintained a markedly smaller relative weighting, stock selection within resulted in the Portfolio’s relative underperformance.

Autodesk and Marvell Technology Group joined Amdocs as the Portfolio’s largest negative contributors for the year. Autodesk produces design software that is used heavily in architectural drafting and mechanical product design. The rapid onset of the current recession has slowed demand for the company’s products, as key user constituencies, such as real estate developers and architects, have been hard hit by the sudden halt in project financing. Heavy industry has also been affected by the economic downturn, and weakening orders have precipitated a cut back by the manufacturing sector in discretionary spending. Without a significant flow of maintenance revenue, Autodesk is more susceptible to such spending reductions than other software companies that garner the bulk of their revenues from maintenance agreements. Though Marvell Technology Group, a semiconductor company, had reported strong results through the fall of 2008, its shares succumbed to the rapidly deteriorating demand environment for PCs and data networking gear in the fourth quarter of the year.

The views and opinions expressed are those of the Portfolio Manager(s), are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of market forecasts. Opinions, estimates, and forecasts may be changed without notice.

		Average Annual Total Returns
	Value at 12/31/08	One Year	Five Years	Ten Years	Class 2 Since Inception 5/1/00
Seligman Communications and Information Portfolio
Class 1	$12,441	(36.22)%	1.54%	2.21%	n/a
Class 2	n/a	(36.38)	1.27	n/a	(6.24)%
Lipper Science & Technology Funds Average*	n/a	(43.77)	(5.42)	(3.60)	(14.23	)†
S&P 500 Index*	8,697	(36.99)	(2.19)	(1.38)	(3.77)
S&P North American Technology Sector Index*	5,856	(43.33)	(5.38)	(5.21)	(13.18	)†

* See benchmark descriptions on pages 19 and 20.

† From April 30, 2000.

Note: Investing in one economic sector, such as technology, may be subject to greater price fluctuations than owning a portfolio of diversified investments. In addition, the securities in which the Portfolio invests may be subject to greater government regulation and limited liquidity.

7

Seligman Portfolios, Inc.

Performance and Portfolio Overview

Seligman Communications and Information Portfolio (continued)

Diversification of Net Assets

December 31, 2008

				Percent of Net Assets December 31,
	Issues	Cost	Value	2008	2007
Common Stocks:
Advertising	—	—	—	—	1.0
Application Software	6	$2,774,293	$1,701,565	5.7	3.9
Communications Equipment	5	4,103,891	2,901,861	9.6	10.7
Computer Hardware	3	1,445,960	991,623	3.3	3.5
Computer Storage and Peripherals	4	6,981,348	3,649,212	12.1	7.9
Electronic Manufacturing Services	1	197,872	147,150	0.5	0.4
Health Care Distributors	3	1,170,879	955,900	3.2	—
Health Care Equipment	3	1,293,022	664,096	2.2	1.6
Health Care Services	1	186,452	206,112	0.7	0.8
Integrated Telecommunication Services	—	—	—	—	0.6
Internet Software and Services	6	6,278,958	5,458,906	18.2	11.8
IT Consulting and Other Services	1	3,403,657	1,953,372	6.5	8.9
Life Sciences Tools and Services	1	332,077	225,221	0.8	—
Pharmaceuticals	—	—	—	—	1.3
Semiconductor Equipment	—	—	—	—	3.0
Semiconductors	1	2,347,491	1,456,048	4.8	13.9
Systems Software	4	5,819,500	4,768,515	15.9	15.6
Technical Software	3	5,333,225	3,470,504	11.5	10.4
Technology Distributors	1	812,088	495,658	1.6	0.5
Wireless Telecommunication Services	—	—	—	—	1.8
	43	42,480,713	29,045,743	96.6	97.6
Short-Term Holding and Other Assets Less Liabilities	1	1,031,061	1,030,069	3.4	2.4
Net Assets	44	$43,511,774	$30,075,812	100.0	100.0

Largest Portfolio Changes

July 1 to December 31, 2008

Largest Purchases
Open Text*
Marvell Technology Group
QUALCOMM
BMC Software
Hewlett-Packard*
EMC
Parametric Technology*
AmerisourceBergen*
Cardinal Health*
Riverbed Technology*

Largest Sales
McAfee
Arrow Electronics**
C.R. Bard**
Abbott Laboratories**
Autodesk
Quest Diagnostics**
Google (Class A)**
ON Semiconductor**
Satyam Computer Services**
Seagate Technology

Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities, listed in descending order.

*	Position added during the period.
**	Position eliminated during the period.

8

Seligman Portfolios, Inc.

Performance and Portfolio Overview

Seligman Global Technology Portfolio

Technology markets suffered overall declines during 2008, ending the year as many other markets did: in negative territory. Instability was a central theme, with stocks pulling back and rebounding, only to retreat once again. With increasing concern of a global economic crisis looming, consumer spending continued to decline.

Weak economic data points released in January in manufacturing, employment, and retail sales fueled fears of global recession and sparked a sharp sell-off in equities. The credit freeze continued as growth slowed and banks and brokers reined in capital as the financial system continued to absorb losses related to subprime debt.

Concerns of inflation grew and the dollar weakened. As the dollar weakened, commodities rallied and stock prices continued to decline. At the end of June, oil prices had reached north of $140 per barrel. The resultant impact was a slowing of the consumer and the economy itself. Commodity prices reversed course in June, essentially giving back gains earned earlier in the year. Investors were largely driven out of commodities and commodity-related stocks that had performed well earlier in the period, in search of more defensive positions.

In September we witnessed the unfolding of several unprecedented events that affected markets on a global scale. Fannie Mae and Freddie Mac were put into conservatorship. On September 15, Lehman Brothers filed for bankruptcy. The ripple effects of the failing of this 158-year old investment bank were widespread. Several cash management funds with exposure to Lehman debt suffered, with the net asset value of the Reserve Primary Fund falling below $1 per share — “breaking the buck.” Credit markets across the globe froze up, which had a significant implication on markets as a whole. Investors started focusing more on higher quality stocks. The stock of any company with a fair amount of debt on its balance sheet suddenly became a question mark to investors. As a whole, technology companies are more often leveraged than other companies, and the sector suffered more than most.

Personal consumption in the US contracted for the first time in almost two decades during the third quarter of 2008. With mounting job losses, tighter credit conditions, and a significantly amplified level of household debt, the resulting recession has been much deeper than we have experienced in quite some time. The US consumer accounts for approximately two-thirds of the US economy. When the consumer retrenches, as they did during 2008, the resulting impact on the economy as a whole is tremendous.

Seligman Global Technology Portfolio outperformed its benchmark, the MSCI World IT Index, for the year ended December 31, 2008. Stock selection was the primary driver of the Fund’s relative outperformance during the fiscal year. Stock selection was the strongest in the communications equipment industry, as the Portfolio did not own several names that were especially detrimental to the benchmark’s performance. Stock selection was weakest in the IT services industry. The Portfolio’s strongest relative performers included McAfee (US), Asiainfo Holdings (China), and Shanda Interactive Entertainment (China). McAfee, a leading provider of Internet software security, was added to the S&P 500 Index in December. The company fared better than many other tech companies during the year, amid intensifying concerns over proliferating fraudulent cyber activity in the wake of global recession. Asiainfo Holdings provides telecom software solutions and IT security products and services to telecommunications services providers in China. Strong revenue growth exceeded expectations, and the company announced several significant contracts with China’s major telecom carriers during the period. Shanda Interactive Entertainment, one of China’s leading gaming providers, saw revenues soar and profits exceeded analysts’ expectations during the year, due in part to an increase in the firm’s registered user base.

Weak relative performers included Amdocs (US), Autodesk (US), and HON HAI Precision Industry (Taiwan). Amdocs, which provides billing and customer relationship management software to the telecommunications industry, saw a decline in profits during the period and missed analyst expectations. The company, which earned substantial revenue from outside the US, cited the unprecedented extreme volatility in exchange rates and the rapid strengthening of the US dollar against other currencies as a reason for this decline. Autodesk, a design software and service company, suffered during the period as industry fundamentals declined on slowing end-user demand. HON HAI Precision Industry, one of the world’s largest contract electronics manufacturers, saw diminished sales during the year as the global economic downturn led to a considerable slow down in consumption of PCs, communications, and consumer electronics.

The Portfolio’s largest industry allocation, which was a considerable overweight relative to the benchmark during the fiscal year, was to the software industry. The industry was among the better performers in the benchmark and had a positive impact on the Portfolio’s relative investment results. The area that had the largest overall positive impact on the Portfolio’s investment results during the period was the Internet software and services industry. The industry was among the benchmark’s poorest performing areas during the year, and though the Portfolio’s weighting was approximately double that of the benchmark, stock selection enabled the Portfolio to outperform the benchmark significantly within the industry. Other areas that contributed to the Portfolio’s relative outperformance included communications equipment, electronic equipment, and semiconductors.

The views and opinions expressed are those of the Portfolio Manager(s), are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of market forecasts. Opinions, estimates, and forecasts may be changed without notice.

		Average Annual Total Returns
	Value at 12/31/08	One Year	Five Years	Ten Years	Class 2 Since Inception 5/1/00
Seligman Global Technology Portfolio
Class 1	$11,068	(40.25)%	(1.77)%	1.02%	n/a
Class 2	n/a	(40.38)	(1.94)	n/a	(8.98)%
Lipper Global Funds Average*	n/a	(41.06)	(0.49)	0.88	(2.33	)†
Lipper Global Science & Technology Funds Average*	n/a	(47.80)	(5.85)	(3.56)	(12.42	)†
MSCI World Index*	9,810	(40.33)	0.00	(0.19)	(2.43	)†
MSCI World IT Index*	5,752	(43.70)	(5.18)	(5.38)	(13.49	)†

* See benchmark descriptions on pages 19 and 20.

† From April 30, 2000.

Note: An investment in this Portfolio is subject to certain risks, including the possible loss of principal. There are specific risks associated with global investing, such as currency fluctuation, foreign taxation, difference in financial reporting practices, and rapid changes in political and economic conditions. Investing in one economic sector, such as technology, may be subject to greater price fluctuations than owning a portfolio of diversified investments.

9

Seligman Portfolios, Inc.

Performance and Portfolio Overview

Seligman Global Technology Portfolio (continued)

Diversification of Net Assets by Industry

December 31, 2008

				Percent of Net Assets December 31,
	Issues	Cost	Value	2008	2007
Common Stocks:
Advertising	—	—	—	—	1.3
Application Software	7	$382,441	$225,046	5.7	4.2
Communications Equipment	4	475,643	375,123	9.6	10.7
Computer Hardware	5	330,209	232,850	6.0	4.4
Computer Storage and Peripherals	5	605,649	320,150	8.2	4.8
Consumer Electronics	—	—	—	—	2.0
Electronic Components	2	59,040	50,835	1.3	0.2
Electronic Equipment and Instruments	1	21,411	24,416	0.6	2.1
Electronic Manufacturing Services	1	97,330	44,851	1.1	0.9
Health Care Equipment	1	48,823	11,898	0.3	1.0
Health Care Services	—	—	—	—	0.6
Home Entertainment Software	2	57,679	61,471	1.6	—
Integrated Telecommunication Services	1	36,507	30,452	0.8	0.3
Internet Software and Services	7	888,990	775,580	19.8	12.0
IT Consulting and Other Services	2	506,871	280,561	7.2	9.7
Pharmaceuticals	—	—	—	—	0.9
Photographic Products	—	—	—	—	0.5
Semiconductor Equipment	—	—	—	—	2.1
Semiconductors	1	276,617	157,845	4.0	12.8
Systems Software	5	808,554	624,478	16.0	14.1
Technical Software	3	536,660	306,436	7.8	7.0
Technology Distributors	1	116,337	65,702	1.7	0.5
Wireless Telecommunication Services	1	16,765	11,344	0.3	0.7
	49	5,265,526	3,599,038	92.0	92.8
Other Assets Less Liabilities	—	313,869	313,798	8.0	7.2
Net Assets	49	$5,579,395	$3,912,836	100.0	100.0

Largest Portfolio Changes

July 1 to December 31, 2008

Largest Purchases
Open Text*
Hewlett-Packard*
NICE Systems*
NetApp
High Tech Computer*
Rolta India
QUALCOMM
Amdocs
Acer
Microsoft*

Largest Sales
Satyam Computer Services**
McAfee
Autodesk
Cap Gemini**
ON Semiconductor**
Arrow Electronics**
Seagate Technology
Tokyo Electron**
International Business Machines
Oracle

Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities, listed in descending order.

*	Position added during the period.
**	Position eliminated during the period.

10

Seligman Portfolios, Inc.

Performance and Portfolio Overview

Seligman International Growth Portfolio

Worldwide recession fears and a global financial market shock of historic proportions resulted in a challenging year for global equities. Credit markets continued to deteriorate and market volatility reached record levels. Global equity markets declined sharply in the latter half of the period amid increasing signs that deteriorating housing, employment, and credit markets in the US were driving slower global economic growth. Shares tumbled in September after a proposed financial market bailout plan was rejected by the US House of Representatives.

Seligman International Growth Portfolio underperformed its benchmark, the MSCI EAFE Growth Index for the year ended December 31, 2008. Within the benchmark MSCI EAFE Growth Index, all sectors posted negative double-digit returns for the year. Health care and consumer staples fell the least, while financials and materials declined the most.

Security selection was the main driver of the Portfolio’s underperformance, relative to the MSCI EAFE Growth Index, during the year and it was particularly weak in consumer discretionary, industrials, and consumer staples. The leading detractors to relative performance during the period were Arcandor (consumer discretionary), 3i Group (capital markets), and Vestas Wind Systems (electrical equipment). Shares of Arcandor, Germany’s largest department store chain, declined amid poor domestic consumer sentiment. The Portfolio’s position in Arcandor was eliminated by year-end. Shares of UK-based 3i Group, one of Europe’s largest private equity investors, plunged during the year, over concerns of its heavily indebted balance sheet. Vestas Wind Systems, the global leader in wind turbine manufacturing, was forced to cut back amid falling oil prices and a cutback in private sector investment stemming largely from frozen credit markets.

Relative contributors to Portfolio's performance included SoftBank (wireless telecommunication services), K&S (materials), and China Communications Construction (construction and engineering). Softbank, a Japanese telecommunications company with businesses that include broadband, fixed-line telecommunications, e-commerce, and Internet, saw profits rise during the year as its subscription base increased and the overall decrease in phone sales led to a lowering of subsidies the company would, in turn, pay to retailers. The company announced its partnership with Apple to bring the iPhone to Japan during the year. Shares of K&S, a Germany-based chemical company and European leader in potash products, rose after the company announced greater-than-expected revenue and earnings due to increases in the average selling price for potash. We locked in profits and eliminated the position in the fourth quarter.

Shares of China Communications Construction, whose core businesses are infrastructure construction and design, dredging and port machinery, rose on increased revenue and new contracts in China and abroad.

Finding growth has been very difficult in the current environment. As a result, we have been finding growth stocks in both traditional growth industries as well as less economically sensitive industries. We are currently witnessing some of the most challenging markets in decades. That said, we are encouraged by the coordinated global government action to stem the current global credit crisis. As credit begins to return to normal conditions, we expect the disconnect between price and fundamentals to narrow, benefiting active management (particularly those that remain true to their growth process). As market health is restored, we would expect this to be a very favorable period for the Portfolio, both in absolute and relative terms.

Our focus remains on stock selection that results from intense bottom-up research, diligently meeting with the management of leading global companies, and leveraging the strong research capabilities of our firm. We have strong conviction in our holdings and process and are optimistic about the Portfolio’s positioning.

The views and opinions expressed are those of the Portfolio Manager(s), are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of market forecasts. Opinions, estimates, and forecasts may be changed without notice.

		Average Annual Total Returns
	Value at 12/31/08	One Year	Five Years	Ten Years
Seligman International Growth Portfolio
Class 1	$6,053	(57.43)%	(3.42)%	(4.90)%
Lipper International Funds Average*	n/a	(44.23)	1.27	1.74
Lipper International Multi-Cap Growth Funds Average*	n/a	(46.85)	1.14	1.46
MSCI EAFE Index*	11,238	(43.06)	2.10	1.18
MSCI EAFE Growth Index*	9,032	(42.46)	1.77	(1.01)

* See benchmark descriptions on pages 19 and 20.

Note: An investment in this Portfolio is subject to certain risks, including the possible loss of principal. There are specific risks associated with global investing, such as currency fluctuation, foreign taxation, difference in financial reporting practices, and rapid changes in political and economic conditions.

11

Seligman Portfolios, Inc.

Performance and Portfolio Overview

Seligman International Growth Portfolio (continued)

Diversification of Net Assets by Industry

December 31, 2008

				Percent of Net Assets December 31,
	Issues	Cost	Value	2008	2007
Common Stocks:
Airlines	1	$33,058	$28,234	1.8	1.7
Automobiles	—	—	—	—	3.0
Biotechnology	2	32,458	28,930	1.8	0.8
Capital Markets	4	102,404	73,401	4.7	8.9
Chemicals	1	18,185	19,769	1.3	1.9
Commercial Banks	3	43,835	47,736	3.0	0.8
Communications Equipment	1	17,402	16,232	1.0	4.4
Computers and Peripherals	—	—	—	—	3.0
Construction and Engineering	1	8,107	14,998	1.0	1.1
Distributors	—	—	—	—	0.4
Diversified Financial Services	—	—	—	—	2.9
Diversified Telecommunication Services	4	87,973	92,533	5.9	3.6
Electric Utilities	1	6,107	6,401	0.4	—
Electrical Equipment	2	26,820	31,564	2.0	9.2
Energy Equipment and Services	1	5,860	5,706	0.4	1.0
Food and Staples Retailing	4	81,068	75,118	4.8	4.5
Food Products	3	70,026	58,100	3.7	4.9
Health Care Equipment and Supplies	1	15,486	14,031	0.9	2.7
Health Care Providers and Services	1	15,473	15,287	1.0	—
Hotels, Restaurants and Leisure	1	14,473	9,520	0.6	—
Household Durables	—	—	—	—	2.5
Household Products	2	44,736	39,366	2.5	1.9
Industrial Conglomerates	1	5,562	6,666	0.4	1.8

				Percent of Net Assets December 31,
	Issues	Cost	Value	2008	2007

Insurance	2	$41,067	$47,625	3.0	—
Internet Software and Services	1	14,790	19,228	1.2	1.1
Machinery	2	55,140	27,267	1.7	0.7
Media	2	31,753	32,076	2.0	0.9
Metals and Mining	5	102,179	111,191	7.1	2.7
Multi-Utilities	1	4,697	4,927	0.3	3.7
Multiline Retail	2	14,225	12,626	0.8	2.3
Office Electronics	1	7,553	8,961	0.6	—
Oil, Gas and Consumable Fuels	7	140,940	141,275	9.0	4.9
Pharmaceuticals	7	240,093	224,281	14.2	2.9
Professional Services	2	66,131	48,516	3.1	—
Real Estate Management and Development	—	—	—	—	0.9
Road and Rail	1	15,767	15,620	1.0	—
Semiconductors and Semiconductor Equipment	3	44,664	34,979	2.2	3.4
Software	2	102,197	75,760	4.8	1.3
Specialty Retail	2	16,839	18,400	1.2	2.9
Textiles, Apparel and Luxury Goods	—	—	—	—	1.1
Tobacco	2	38,366	38,602	2.4	1.3
Wireless Telecommunication Services	4	87,062	107,074	6.8	5.2
	80	1,652,496	1,552,000	98.6	96.3
Other Assets Less Liabilities	—	20,370	21,443	1.4	3.7
Net Assets	80	$1,672,866	$1,573,443	100.0	100.0

Largest Portfolio Changes

July 1 to December 31, 2008

Largest Purchases	Largest Sales
AstraZeneca*	K&S**
Roche Holding*	Man Group**
Capita Group*	Merck**
Reckitt Benckiser Group*	LDK Solar (ADR)
Sanofi-Aventis*	Nintendo
BHP Billiton*	Orascom Telecom**
Vodafone Group*	Vallourec**
France Telecom*	ARM Holdings
PPR*	Alstom**
Barrick Gold*	Potash Corp. of Saskatchewan

Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities, listed in descending order.

*	Position added during the period.
**	Position eliminated during the period.

12

Seligman Portfolios, Inc.

Performance and Portfolio Overview

Seligman Investment Grade Fixed Income Portfolio

Note: In conjunction with the acquisition of the Portfolio’s previous investment manager by RiverSource Investments, LLC, the Seligman Investment Grade Team is no longer responsible for the portfolio management of the Portfolio. The Portfolio is now managed by RiverSource Investments.

The economic landscape during the year ended can be characterized by several major themes: further erosion in the housing market as prices remained on a downward trend, significant selling pressure as a result of deflating consumer confidence, continued large bank and brokerage firm write-offs which accelerated an ongoing flight to quality and credit contraction, and the significant widening of spreads.

Weak economic data points released in January in manufacturing, employment, and retail sales fueled fears of global recession and sparked a sharp sell-off in equities. The credit freeze continued as growth slowed and banks and brokers reined in capital as the financial system continued to absorb losses related to subprime debt. The combined crises in housing, the credit market, and the economy spurred an activist Federal Reserve Board (the Fed) and the Administration to take unprecedented steps to shore up the economy.

In March, the Fed intervened to facilitate the sale of investment bank Bear Stearns to JPMorgan Chase. Bear Stearns, an 85-year-old financial institution, was highly leveraged and after losing access to capital, was on the brink of insolvency.

Seeking to contain the damage and shore up the financial system, the Fed stepped in and engineered the sale of the troubled investment bank. The Administration and Congress were similarly proactive in addressing the crisis. In addition to enacting a $160 billion fiscal stimulus program, the cap on mortgages that Fannie Mae and Freddie Mac can acquire and guarantee was raised in an effort to support home purchases.

As the year unfolded, concerns regarding the housing market spread to other asset classes. Fears of spreading credit problems led to an overwhelming unwillingness by banks and other financial institutions to lend. Ongoing declines in asset values at financial institutions effectively resulted in a dysfunctional lending market in the US. The collapse of credit growth, along with the continued erosion of household net worth due to weakening housing and equity markets severely hampered consumer spending.

In September we witnessed the unfolding of several unprecedented events that affected markets on a global scale. Fannie Mae and Freddie Mac were put into conservatorship. On September 15, Lehman Brothers filed for bankruptcy. The ripple effects of the failing of this 158-year old investment bank were widespread. Several cash management funds with exposure to Lehman debt suffered, with the net asset value of the Reserve Primary Fund falling below $1 per share — “breaking the buck.” Credit markets across the globe froze up, which had a significant implication on markets as a whole. Investors started focusing more on higher quality stocks.

The downgrading of AIG’s credit rating led to a liquidity crisis (its stock price suffered a 95% decline on September 16, 2008) that ended in the largest government bailout of a company in US history. Merrill Lynch quickly sold itself to Bank of America, and commercial banks WAMU and Wachovia were quickly sold to JPMorgan Chase and Wells Fargo, respectively.

The dramatic widening in all quality spreads in the corporate bond market demonstrated the flight to quality by investors. The credit spread is the difference in yield between a corporate bond and a government bond at each point of maturity. The credit spread reflects the extra compensation investors receive for bearing credit risk. Widening spreads are often indicative of a waning investor appetitive for risk. Despite its aggressive efforts to expand liquidity avenues for banks and brokerages, the Fed faced a true seizing up of credit markets, a phenomenon that quickly spread among global banks.

The Portfolio’s duration was lengthened throughout the year to exceed that of the benchmark. This strategy was employed to enable the portfolio to participate in the ongoing rally in US Treasuries as investors broadly sought higher quality instruments, as well as in anticipation of continued sluggish growth. This strategy benefitted the Fund’s performance during the period.

The Portfolio’s exposure to higher-yielding, lower-quality issues was decreased throughout the year in response to the broad flight-to-quality and our anticipation that growth would remain sluggish. The Portfolio avoided exposure to emerging markets, and was also underweight financial issuers, as the sector was extremely hard-hit throughout the year.

The year presented an extremely difficult environment for credit investing, and no matter what strategy was employed, the Portfolio would always be exposed in some way to credit. Earlier in the period, there was more of a gradation of quality that was recognized by the market. Towards the end of the year, however, there was an almost indiscriminate widening of spreads. Exposure to anything other than US Treasuries detracted from performance.

The views and opinions expressed are those of the Portfolio Managers, are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendation for, and person. There can be no guarantee as to the accuracy of market forecasts. Opinions, estimates, and forecasts may be changed without notice.

		Average Annual Total Returns
	Value at 12/31/08	One Year	Five Years	Ten Years
Seligman Investment Grade Fixed Income Portfolio
Class 1	$14,353	(0.70)%	2.35%	3.68%
Barclays Capital Government/Credit Index*	17,318	5.70	4.64	5.64
Lipper Corporate Debt Funds BBB-Rated Average*	n/a	(9.44)	1.20	3.76
* See benchmark descriptions on pages 19 and 20.

13

Seligman Portfolios, Inc.

Performance and Portfolio Overview

Seligman Investment Grade Fixed Income Portfolio (continued)

Diversification of Net Assets

December 31, 2008

			Percent of Net Assets December 31,
	Issues	Value	2008	2007
US Government Securities	8	$306,546	16.9	32.7
Government Agency Mortgage-Backed Securities	7	238,347	13.1	11.4
Government Agency Securities	9	193,185	10.7	1.8
Corporate Bonds:
Airlines	—	—	—	1.0
Automobiles	—	—	—	1.0
Beverages	2	9,555	0.5	1.8
Capital Markets	3	16,438	0.9	2.3
Chemicals	1	10,100	0.6	1.8
Commercial Services and Supplies	1	7,125	0.4	0.2
Consumer Finance	—	—	—	1.9
Diversified Financial Services	3	20,380	1.1	3.6
Diversified Telecommunication Services	4	54,609	3.0	1.8
Electric Utilities	6	63,978	3.5	2.5
Energy Equipment and Services	4	31,551	1.7	—
Food and Staples Retailing	1	10,513	0.6	1.8
Food Products	2	9,918	0.6	1.1
Gas Utilities	2	17,807	1.0	—
Health Care Providers and Services	—	—	—	1.0
Household Products	1	9,959	0.6	1.1
Industrial Conglomerates	—	—	—	1.0
Insurance	1	12,498	0.7	0.5
Media	3	41,543	2.3	1.6
Metals and Mining	1	9,722	0.5	—
Multi-Utilities	2	18,900	1.0	0.8
Multiline Retail	1	19,806	1.1	3.0
Office Electronics	—	—	—	1.6
Oil, Gas and Consumable Fuels	5	45,178	2.5	4.5
Real Estate Investment Trusts	2	10,623	0.6	2.0
Road and Rail	1	9,645	0.5	0.5
Thrifts and Mortgage Finance	—	—	—	0.7
Tobacco	1	15,780	0.9	—
Water Utilities	—	—	—	1.0
Wireless Telecommunication Services	1	15,183	0.8	—
Total Corporate Bonds	48	460,811	25.4	40.1
Asset-Backed Securities and CMOs	10	122,673	6.8	8.6
Foreign Government Agency Securities	1	8,388	0.5	0.8
Short-Term Holdings and Other Assets Less Liabilities	2	482,036	26.6	4.6
Net Assets	85	$1,811,986	100.0	100.0

Largest Portfolio Changes

July 1 to December 31, 2008

Largest Purchases
Freddie Mac Gold 5.5%, TBA 1/2009*
US Treasury Bonds 4.375%, 2/15/2038*
US Treasury STRIPS Principal 6.5%, 11/15/2026*
Federal Home Loan Banks 2.625%, 5/20/2011*
Fannie Mae:
5.125%, 1/2/2014*
6.5%, TBA 1/2009*
US Treasury Notes:
1.25%, 11/30/2010*
1.5%, 12/31/2013*
Verizon New York 6.875%, 4/1/2012*
Prudential Financial 5.7%, 12/14/2036*

Largest Sales
US Treasury Notes 3.875%, 5/15/2018**
Ginnie Mae 5.5%, TBA 7/2008**
US Treasury Notes:
4.25%, 8/15/2013**
4.25%, 9/30/2012**
Federal Farm Credit Bank 3.5%, 8/5/2010**
US Treasury Notes 3.5%, 2/15/2018**
US Treasury Bonds 5%, 5/15/2037**
Fannie Mae 5.125%, 4/15/2011**
US Treasury STRIPS 0% (7.5%), 11/15/2024**
Nissan Motor Acceptance 5.625%, 3/14/2011**

Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities, listed in descending order.

*	Position added during the period.
**	Position eliminated during the period.

14

Seligman Portfolios, Inc.

Performance and Portfolio Overview

Seligman Large-Cap Value Portfolio

Seligman Large-Cap Value Portfolio underperformed its benchmark, the Russell 1000 Value Index, for the year ended December 31, 2008. Markets across the board were down significantly in 2008. Weak economic data points released in January in manufacturing, employment, and retail sales fueled fears of global recession and sparked a sharp sell-off in equities. The credit freeze continued as growth slowed and banks and brokers reined in capital as the financial system continued to absorb losses related to subprime debt. The combined crises in housing, the credit market, and the economy spurred an activist Federal Reserve Board (the Fed) and the Administration to take unprecedented steps to shore up the economy.

In March, the Fed intervened to facilitate the sale of investment bank Bear Stearns to JPMorgan Chase. Bear Stearns, an 85-year-old financial institution, was highly leveraged and after losing access to capital, was on the brink of insolvency.

Seeking to contain the damage and shore up the financial system, the Fed stepped in and engineered the sale of the troubled investment bank. The Administration and Congress were similarly proactive in addressing the crisis. In addition to enacting a $160 billion fiscal stimulus program, the cap on mortgages that Fannie Mae and Freddie Mac can acquire and guarantee was raised in an effort to support home purchases.

The Fed reacted to the weakening economic outlook with a federal funds target rate cut in January, made between the Fed’s regular meetings, followed by three additional decreases during the period. As the Fed moved, however, concerns of inflation grew and the dollar weakened. As the dollar weakened, commodities rallied and stock prices continued to decline. At the end of June, oil prices had reached north of $140 per barrel. The resultant impact was a slowing of consumer spending and the economy itself. Commodity prices reversed course in June, essentially giving back gains earned earlier in the fiscal year. Investors were largely driven out of commodities and commodity-related stocks that had performed well earlier in the period, in search of more defensive positions.

In September we witnessed the unfolding of several unprecedented events that affected markets on a global scale. Fannie Mae and Freddie Mac were put into conservatorship. On September 15, Lehman Brothers filed for bankruptcy. The ripple effects of the failing of this 158-year old investment bank were widespread. Several cash management funds with exposure to Lehman debt suffered, with the net asset value of the Reserve Primary Fund falling below $1 per share — “breaking the buck.” Credit markets across the globe froze up, which had a significant implication on markets as a whole. Investors started focusing more on higher quality stocks. The stock of any company with a fair amount of debt on its balance sheet suddenly became a question mark to investors.

The downgrading of AIG’s credit rating led to a liquidity crisis (its stock price suffered a 95% decline on September 16, 2008) that ended in the largest government bailout of a company in US history. Merrill Lynch quickly sold itself to Bank of America, and commercial banks WAMU and Wachovia were sold to JPMorgan Chase and Wells Fargo, respectively.

Personal consumption in the US contracted for the first time in almost two decades during the third quarter of 2008. With mounting job losses, tighter credit conditions, and a significantly amplified level of household debt, the resulting recession has been much deeper than we have experienced in quite some time. The US consumer accounts for approximately two-thirds of the US economy. When the consumer retrenches, as they did during 2008, the resulting impact on the economy as a whole is tremendous.

The Portfolio’s largest allocation during the year was to the financials sector, which was the poorest performing sector of the benchmark in 2008. The Portfolio maintained an overweight in the sector, compared to the benchmark, but stock selection enabled the Portfolio to outperform the benchmark’s financials results. Despite top individual detractors Bank of America and Morgan Stanley, the Portfolio outperformed the benchmark considerably in the financials sector, with the aid of individual top contributors Regions Financial and Travelers.

Other areas that contributed positively to the Portfolio’s relative investment results during the year included the consumer discretionary, health care, industrials, and materials sectors. The Portfolio maintained an average weighting in consumer discretionary in line with the benchmark. The Portfolio’s holdings garnered stronger results than those of the benchmark, resulting in a relative outperformance in the sector. The Portfolio was overweight, versus the benchmark, in the health care, industrials, and materials sectors and the Portfolio’s holdings in these sectors also outperformed those of the benchmark. Bristol-Myers Squibb joined Regions Financial and Travelers as a top individual contributor to the Portfolio’s investment results in 2008.

The Portfolio’s investment results, versus the benchmark, were most negatively impacted by its holdings in the energy sector, an area in which the Portfolio maintained an underweight, relative to the benchmark. Other areas that negatively impacted the Portfolio’s investment results during the period included consumer staples and information technology, areas in which the Portfolio was overweight, relative to the benchmark. Seagate Technology was among the Portfolio’s largest individual detractors. Utilities, in which the Portfolio maintained a modest (averaging less than 3% in 2008) weighting, was also an area of underperformance.

The Portfolio is concentrated in nature, holding approximately 30-40 names, versus 1000 names that constitute the benchmark, and a holding’s performance will be reflected more substantially in the Portfolio than it will in the benchmark. Our investment philosophy has been, and continues to be, to own companies that can maintain and sustain competitive positions and business models as well as retain their cost effectiveness and ability to price. While the prevailing market environment in 2008 presented an endless barrage of challenges with rising unemployment and declining retail sales, there are huge amounts of money on the sidelines, waiting to be invested at the first sign of recovery. One year’s worst performers may be the next year’s winners. The most important thing to take away is that, historically, the most successful investors over a long period of time have been long-term investors.

The views and opinions expressed are those of the Portfolio Manager(s), are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of market forecasts. Opinions, estimates, and forecasts may be changed without notice.

		Average Annual Total Returns
	Value at 12/31/08	One Year	Five Years	Ten Years
Seligman Large-Cap Value Portfolio
Class 1	$10,136	(38.03)%	(0.19)%	0.14%
Lipper Large-Cap Value Funds Average*	n/a	(37.36)	(1.91)	0.51
Lipper Multi-Cap Value Funds Average*	n/a	(38.16)	(2.11)	1.83
Russell 1000 Value Index*	11,447	(36.85)	(0.79)	1.36
S&P 500 Index*	8,697	(36.99)	(2.19)	(1.38)
* See benchmark descriptions on pages 19 and 20.

15

Seligman Portfolios, Inc.

Performance and Portfolio Overview

Seligman Large-Cap Value Portfolio (continued)

Diversification of Net Assets

December 31, 2008

				Percent of Net Assets December 31,
	Issues	Cost	Value	2008	2007
Common Stocks:
Aerospace and Defense	2	$89,888	$118,925	6.2	6.2
Capital Markets	2	237,067	109,293	5.7	6.5
Chemicals	2	119,153	115,020	6.0	8.7
Commercial Banks	1	78,290	75,030	3.9	2.9
Communications Equipment	1	64,189	61,285	3.2	3.0
Computers and Peripherals	1	97,720	17,720	0.9	3.0
Diversified Financial Services	2	198,823	125,289	6.5	5.6
Food and Staples Retailing	1	36,237	52,500	2.7	3.1
Food Products	2	136,321	92,835	4.8	3.3
Health Care Equipment and Supplies	2	125,608	127,515	6.6	6.3
Health Care Providers and Services	1	100,853	82,016	4.3	—
Independent Power Producers and Energy Traders	1	35,436	20,600	1.1	2.8
Industrial Conglomerates	—	—	—	—	2.9
Insurance	4	318,100	260,370	13.6	12.2
Machinery	1	46,917	58,071	3.0	2.8
Multiline Retail	1	31,068	33,490	1.8	1.9
Oil, Gas and Consumable Fuels	4	191,894	196,445	10.2	13.3
Pharmaceuticals	1	92,447	93,000	4.9	2.9
Road and Rail	2	31,205	49,695	2.6	6.1
Specialty Retail	2	194,576	144,661	7.5	3.3
Tobacco	2	42,216	81,998	4.3	3.1
	35	2,268,008	1,915,758	99.8	99.9
Other Assets Less Liabilities	—	4,306	4,306	0.2	0.1
Net Assets	35	$2,272,314	$1,920,064	100.0	100.0

Largest Portfolio Changes

July 1 to December 31, 2008

Purchases
Kraft Foods*

Largest Sales
AES
Union Pacific
MetLife
Medtronic
Bristol-Myers Squibb
CSX
Williams Companies
Unum Group
Prudential Financial
Costco Wholesale

Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities, listed in descending order.

*	Position added during the period.

16

Seligman Portfolios, Inc.

Performance and Portfolio Overview

Seligman Smaller-Cap Value Portfolio

Seligman Smaller-Cap Value Portfolio underperformed its benchmark, the Russell 2000 Value Index, for the year ended December 31, 2008. Markets across the board were down significantly in 2008. Smaller company stocks are commonly viewed as being subject to greater market volatility than larger company stocks, and the extremely volatile market environment in 2008 certainly presented no exception.

Weak economic data points released in January in manufacturing, employment, and retail sales fueled fears of global recession and sparked a sharp sell-off in equities. The credit freeze continued as growth slowed and banks and brokers reined in capital as the financial system continued to absorb losses related to subprime debt. The combined crises in housing, the credit market, and the economy spurred an activist Federal Reserve Board (the Fed) and the Administration to take unprecedented steps to shore up the economy.

In March, the Fed intervened to facilitate the sale of investment bank Bear Stearns to JPMorgan Chase. Bear, an 85-year-old financial institution, was highly leveraged and, after losing access to capital, was on the brink of insolvency. Seeking to contain the damage and shore up the financial system, the Fed stepped in and engineered the sale of the troubled investment bank. The Administration and Congress were similarly proactive in addressing the crisis. In addition to enacting a $160 billion fiscal stimulus program, the cap on mortgages that Fannie Mae and Freddie Mac can acquire and guarantee was raised in an effort to support home purchases.

The Fed reacted to the weakening economic outlook with a federal funds target rate cut in January, made between the Fed’s regular meetings, followed by three additional decreases during the year. As the Fed moved, however, concerns of inflation grew and the dollar weakened. As the dollar weakened, commodities rallied and stock prices continued to decline. At the end of June, oil prices had reached north of $140 per barrel. The resultant impact was a slowing of consumer spending and the economy itself. Commodity prices reversed course in June, essentially giving back gains earned earlier in the fiscal year. Investors were largely driven out of commodities and commodity-related stocks that had performed well earlier in the period, in search of more defensive positions.

In September we witnessed the unfolding of several unprecedented events that affected markets on a global scale. Fannie Mae and Freddie Mac were put into con-servatorship. On September 15, Lehman Brothers filed for bankruptcy. The ripple effects of the failing of this 158-year old investment bank were widespread. Several cash management funds with exposure to Lehman debt suffered, with the net asset value of the Reserve Primary Fund falling below $1 per share — “breaking the buck.” Credit markets across the globe froze up, which had a significant implication on markets as a whole. Investors started focusing more on higher quality stocks. The stock of any company with a fair amount of debt on its balance sheet suddenly became a question mark to investors.

The downgrading of insurance company AIG’s credit rating led to a liquidity crisis (its stock price suffered a 95% decline on September 16, 2008) that ended in the largest government bailout of a company in US history. Merrill Lynch quickly sold itself to Bank of America, and commercial banks WAMU and Wachovia sold themselves to stronger firms.

Personal consumption in the US contracted for the first time in almost two decades during the third quarter of 2008. With mounting job losses, tighter credit conditions, and a significantly amplified level of household debt, the resulting recession has been much deeper than we have experienced in quite some time. The US consumer accounts for approximately two-thirds of the US economy. When the consumer retrenches, as they did during 2008, the resulting impact on the economy as a whole is tremendous.

The Portfolio’s largest allocation during the year was to the industrials sector. The Portfolio’s weighting was more than twice that of the benchmark, and the sector was the largest area of contribution to the Portfolio’s investment results as compared to the benchmark. Delta Air Lines was among the Portfolio’s top contributors to investment results during the year, as its stock soared as energy prices declined.

Other areas that contributed to the Portfolio’s relative investment results during the period included the financials, information technology, and materials sectors. The Portfolio was significantly underweight the benchmark in the financials sector, which has been hard hit in recent years. Within the sector, the Portfolio avoided the capital markets and commercial banks industries, focusing instead in the insurance industry. The Portfolio outperformed the benchmark considerably in the financials sector, with the aid of notable insurance industry contributors, W.R. Berkley and Infinity Property and Casualty Corp.

The area that had the largest negative impact on the Portfolio’s investment results during the period was the health care sector. The Portfolio was slightly overweight the benchmark in the sector, though the Portfolio’s average weighting during the year to the health care sector was modest (less than 7% of the Portfolio). Stock selection within the sector — WellCare Health Plans, in particular, which was among the Portfolio’s bottom performers during the year — led the Portfolio to underperform the benchmark within the sector.

Other areas that negatively impacted the Portfolio’s investment results during the period included the energy, consumer staples, and consumer discretionary sectors. The Portfolio’s allocations to consumer discretionary and consumer staples were slightly larger, compared to the benchmark’s weightings. The Portfolio’s energy weighting was in line with that of the benchmark. Exterran Holdings, an energy equipment and services company, was among the Portfolio’s bottom performers, as was Central European Distribution, a beverage company within consumer staples, and Pier 1 Imports, within the consumer discretionary sector.

Though the Portfolio underperformed the benchmark in the consumer discretionary sector, Panera Bread, was among the Portfolio’s top performing securities during the year.

Our investment philosophy has been, and continues to be, to own companies that can maintain and sustain competitive positions and business models as well as retain their cost effectiveness and ability to price. While the prevailing market environment in 2008 presented an endless barrage of challenges with rising unemployment and declining retail sales, there are huge amounts of money on the sidelines, waiting to be invested at the first sign of recovery. One year’s worst performers may be the next year’s winners. The most important thing to take away is that, historically, the most successful investors over a long period of time have been long-term investors.

The views and opinions expressed are those of the Portfolio Manager(s), are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of market forecasts. Opinions, estimates, and forecasts may be changed without notice.

		Average Annual Total Returns
	Value at 12/31/08	One Year	Five Years	Ten Years	Class 2 Since Inception 5/1/01
Seligman Smaller-Cap Value Portfolio
Class 1	$24,797	(39.53)%	(2.54)%	9.51%	n/a
Class 2	n/a	(39.58)	(2.72)	n/a	3.83%
Lipper Small-Cap Core Funds Average*	n/a	(36.21)	(1.52)	4.36	1.98	†
Lipper Small-Cap Value Funds Average*	n/a	(33.45)	(0.90)	5.41	3.40	†
Russell 2000 Value Index*	18,086	(28.92)	0.27	6.10	4.49

* See benchmark descriptions on pages 19 and 20.

† From May 3, 2001.

Note: A portfolio with fewer holdings may be subject to greater volatility than a portfolio with a greater number of holdings. The stocks of smaller companies may be subject to above-average market fluctuations.

17

Seligman Portfolios, Inc.

Performance and Portfolio Overview

Seligman Smaller-Cap Value Portfolio (continued)

Diversification of Net Assets

December 31, 2008

				Percent of Net Assets December 31,
	Issues	Cost	Value	2008	2007
Common Stocks:
Aerospace and Defense	1	$3,235,442	$3,808,000	4.6	4.0
Airlines	2	5,446,173	9,373,200	11.3	1.8
Beverages	1	1,777,443	1,477,500	1.8	4.6
Biotechnology	—	—	—	—	1.8
Chemicals	1	2,268,390	1,636,000	2.0	6.0
Commercial Services and Supplies	2	2,146,307	3,869,600	4.6	9.9
Communications Equipment	1	3,632,448	2,971,800	3.6	2.4
Computers and Peripherals	1	5,067,092	648,000	0.8	1.6
Construction and Engineering	1	1,321,871	1,228,200	1.5	2.9
Diversified Consumer Services	2	2,016,401	2,162,800	2.6	2.4
Electrical Equipment	4	10,284,008	5,717,130	6.9	6.9
Electronic Equipment and Instruments	—	—	—	—	2.6
Energy Equipment and Services	2	6,844,852	2,511,600	3.0	6.1
Food Products	1	2,046,623	1,407,000	1.7	—
Health Care Providers and Services	1	4,207,838	1,414,600	1.7	4.1
Health Care Technology	1	3,517,449	1,986,600	2.4	—
Hotels, Restaurants and Leisure	3	7,460,927	6,086,200	7.3	4.4
Insurance	5	13,160,218	16,381,750	19.7	12.7
IT Services	1	2,357,235	2,254,500	2.7	2.4
Machinery	1	3,457,221	2,508,000	3.0	2.2
Multiline Retail	1	6,154,337	2,905,200	3.5	1.6
Personal Products	1	2,949,790	1,951,200	2.3	2.4
Pharmaceuticals	—	—	—	—	2.3
Professional Services	1	4,192,420	2,141,440	2.6	—
Real Estate Investment Trusts	—	—	—	—	1.5
Road and Rail	—	—	—	—	0.4
Semiconductors and Semiconductor Equipment	3	2,964,972	2,419,014	2.9	4.9
Software	2	7,071,627	4,618,400	5.5	5.3
Specialty Retail	2	8,874,601	546,450	0.7	2.6
	41	112,455,685	82,024,184	98.7	99.8
Short-Term Holding and Other Assets Less Liabilities	1	1,117,429	1,117,429	1.3	0.2
Net Assets	42	$113,573,114	$83,141,613	100.0	100.0

Largest Portfolio Changes

July 1 to December 31, 2008

Purchases
Texas Roadhouse (Class A)*
Smithfield Foods*
Pier 1 Imports
WellCare Health Plans

Largest Sales
Hercules**
Par Pharmaceutical**
Infinity Property and Casualty
Minerals Technologies
CACI International (Class A)
Waste Connections
Mueller Industries
Cubic
F5 Networks
Aspen Insurance Holdings

Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities, listed in descending order.

*	Position added during the period.
**	Position eliminated during the period.

18

Seligman Portfolios, Inc.

Benchmarks

Lipper Averages

Corporate Debt Funds BBB-Rated is an average of funds that invest at least 65% of their assets in corporate and government debt issues rated in the top four grades.

Global Funds is an average of funds that invest at least 25% of their portfolio in securities traded outside of the US and that may own US securities as well.

Global Science & Technology Funds is an average of funds that invest primarily in the equity securities of domestic and foreign companies engaged in science and technology.

International Funds is an average of funds that invest their assets in securities with primary trading markets outside of the US.

International Multi-Cap Growth Funds is an average of funds that, by portfolio practice, invest in a variety of market-capitalization ranges without concentrating 75% of their equity assets in any one market-capitalization range over an extended period of time. International multi-cap growth funds typically have an above-average price-to-cash flow ratio, price-to-book ratio, and three-year sales-per-share growth value compared to the S&P/Citigroup World ex-US BMI.

Large-Cap Core Funds is an average of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper’s US Diversified Equity (“USDE”) large-cap floor. ($9.1 billion as of December 31, 2008). Large-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500 Index.

Large-Cap Value Funds is an average of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper’s USDE large-cap floor ($9.1 billion as of December 31, 2008). Large-cap value funds typically have a below average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500 Index.

Mid-Cap Funds is an average of funds that by prospectus or portfolio practice invest primarily in companies with market capitalizations less than $5 billion at the time of purchase.

Mid-Cap Growth Funds is an average of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) below Lipper’s USDE large-cap floor. ($9.1 billion as of December 31, 2008). Mid-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P MidCap 400 Index.

Multi-Cap Value Funds is an average of funds that, by portfolio practice, invest in a variety of market-capitalization ranges without concentrating 75% of their equity assets in any one market-capitalization range over an extended period of time. Multi-cap value funds typically have a below-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SuperComposite 1500 Index.

Science & Technology Funds is an average of funds that invest primarily in the equity securities of domestic companies engaged in science and technology.

Small-Cap Core Funds is an average of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) below Lipper’s USDE small-cap ceiling. ($3.8 billion as of December 31, 2008). Small-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SmallCap 600 Index.

Small-Cap Value Funds is an average of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) below Lipper’s USDE small-cap ceiling. ($3.8 billion as of December 31, 2008). Small-cap value funds typically have a below average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SmallCap 600 Index.

See footnotes on page 20.

19

Seligman Portfolios, Inc.

Benchmarks

Indices

Barclays Capital Government/Credit Index is composed of all bonds that are investment grade (rated Baa or higher by Moody’s or BBB or higher by S&P, if unrated by Moody’s), with at least one year to maturity.

Morgan Stanley Capital International EAFE (Europe, Australasia, Far East) Index (“MSCI EAFE Index”) is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US and Canada.

Morgan Stanley Capital International EAFE Growth Index (“MSCI EAFE Growth Index”) is a free float-adjusted market capitalization-weighted index that measures stock market performance of developed markets in Europe, Australasia, and the Far East with a greater-than-average growth orientation.

Morgan Stanley Capital International World Index (“MSCI World Index”) is a free float-adjusted market capitalization index that is designed to measure global developed equity performance.

Morgan Stanley Capital International World Information Technology Index (“MSCI World IT Index”) is a free float-adjusted market capitalization index designed to measure information technology stock performance in the global developed equity markets.

Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values, as determined by the Frank Russell Company.

Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values, as determined by the Frank Russell Company.

Russell Midcap Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted values, as determined by the Frank Russell Company. The stocks are also members of the Russell 1000 Growth Index.

Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”) measures the performance of 500 of the largest US companies based on market capitalization.

S&P North American Technology Sector Index is composed of equity benchmarks of US technology-related stocks.

Adapted from materials of Barclays Capital, Lipper, Morgan Stanley, Frank Russell, and Standard & Poor’s.

The averages and indices are unmanaged benchmarks that assume reinvestment of distributions. The performance of the averages and indices excludes the effect of taxes, fees and sales charges. The performance of the indices also excludes expenses. Investors cannot invest directly in an average or an index.

Note: Lipper currently classifies certain Seligman Portfolios as follows:

Seligman Capital Portfolio—Mid-cap growth fund

Seligman Global Technology Portfolio—Global science and technology fund

Seligman International Growth Portfolio—International multi-cap growth fund

Seligman Large-Cap Value Portfolio—Large-cap value fund

Seligman Smaller-Cap Value Portfolio—Small-cap core fund

20

Seligman Portfolios, Inc.

Understanding and Comparing

Your Portfolio’s Expenses

As an investor in a Portfolio of the Fund, you incur ongoing expenses, such as management fees, distribution and/or service (12b-1) fees (if applicable), and other fund expenses. The information below is intended to help you understand your ongoing expenses (in dollars) of investing in a Portfolio and to compare them with the ongoing expenses of investing in other mutual funds. Please note that the expenses shown in the table are meant to highlight your ongoing expenses of investing in a Portfolio only and do not reflect any costs that may be charged by insurance companies’ separate accounts or by any pension or retirement plan. Therefore, the table is useful in comparing ongoing expenses only, and will not help you to determine the relative total expenses of owning different funds. In addition, if these costs were included, your total expenses would have been higher.

The table is based on an investment of $1,000 invested at the beginning of July 1, 2008 and held for the entire six-month period ended December 31, 2008.

Actual Expenses

The table below provides information about actual expenses and actual account values. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value at the beginning of the period by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” for the share class of the Portfolio that you own to estimate the expenses that you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical expenses and hypothetical account values based on the actual expense ratio of each Portfolio’s class and an assumed rate of return of 5% per year before expenses, which is not the actual return of any Portfolio. The hypothetical expenses and account values may not be used to estimate the ending account value or the actual expenses you paid for the period. You may use this information to compare the ongoing expenses of investing in a Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

			Actual		Hypothetical
Portfolio	Beginning Account Value 7/1/08	Annualized Expense Ratio*	Ending Account Value 12/31/08	Expenses Paid During Period** 7/1/08 to 12/31/08	Ending Account Value 12/31/08	Expenses Paid During Period** 7/1/08 to 12/31/08
Capital:
Class 1	$1,000.00	1.40%	$524.20	$5.36	$1,018.10	$7.10
Class 2	1,000.00	1.64	523.20	6.28	1,016.89	8.31
Cash Management	1,000.00	0.51	1,003.80	2.57	1,022.57	2.59
Common Stock	1,000.00	1.34	638.30	5.52	1,018.40	6.80
Communications and Information:
Class 1	1,000.00	1.19	688.60	5.05	1,019.15	6.04
Class 2	1,000.00	1.43	688.00	6.07	1,017.95	7.25
Global Technology:
Class 1	1,000.00	1.90	656.20	7.91	1,015.58	9.63
Class 2	1,000.00	2.09	655.00	8.69	1,014.63	10.58
International Growth	1,000.00	2.00	527.40	7.68	1,015.08	10.13
Investment Grade	1,000.00	0.85	993.00	4.26	1,020.86	4.32
Large-Cap Value	1,000.00	1.53	704.40	6.55	1,017.44	7.76
Smaller-Cap Value:
Class 1	1,000.00	1.24	708.90	5.33	1,018.90	6.29
Class 2	1,000.00	1.45	709.10	6.23	1,017.85	7.35

*	Expenses of Class 2 shares differ from the expenses of Class 1 shares due to the differences in 12b-1 fees paid. See the Fund’s prospectus for a description of each share class and its expenses. The Manager has undertaken to reimburse expenses (other than management and 12b-1 fees, interest on borrowings, and extraordinary expenses, including litigation expenses) that exceed a certain rate per annum of the average daily net assets of certain Portfolios. Absent such reimbursement, the expense ratios and expenses paid for the period would have been higher. See Note 5a to the Financial Statements on page 44 of this report for additional information.
**	Expenses are equal to the Portfolio’s annualized expense ratio based on actual expenses for the period July 1, 2008 to December 31, 2008, multiplied by the average account value over the period, multiplied by 184/366 (number of days in the period).

21

Seligman Portfolios, Inc.

Portfolios of Investments

December 31, 2008

Seligman Capital Portfolio

	Shares	Value

Common Stocks 89.4%
Aerospace and Defense 1.8%
Goodrich	1,100	$40,722
Precision Castparts	1,100	65,428

		106,150

Air Freight and Logistics 0.7%
C.H. Robinson Worldwide	700	38,521

Airlines 2.8%
Delta Air Lines*	14,200	162,732

Auto Components 0.5%
Goodyear Tire & Rubber*	5,000	29,850

Biotechnology 3.1%
Alexion Pharmaceuticals*	700	25,333
Biogen Idec*	900	42,867
Cephalon*	700	53,928
Vertex Pharmaceuticals*	1,900	57,722

		179,850

Capital Markets 1.5%
BlackRock (Class A)	400	53,660
Och-Ziff Capital Management Group	6,300	32,445

		86,105

Chemicals 1.4%
Ecolab	800	28,120
Potash Corp. of Saskatchewan	700	51,254

		79,374

Commercial Services and Supplies 1.4%
Clean Harbors*	1,300	82,472

Communications Equipment 1.9%
F5 Networks*	4,900	112,014

Construction and Engineering 3.9%
Fluor	1,000	44,870
Foster Wheeler*	3,000	70,140
Quanta Services*	5,700	112,860

		227,870

Diversified Consumer Services 5.2%
H&R Block	7,000	159,040
Corinthian Colleges*	8,500	139,145

		298,185

Diversified Telecommunication Services 1.4%
Qwest Communications International	21,600	78,624

Electric Utilities 1.6%
ITC Holdings	2,100	91,728

Electronic Equipment, Instruments and Components 1.5%
FLIR Systems*	2,900	88,972

	Shares	Value

Energy Equipment and Services 4.6%
Cameron International*	1,500	$30,750
Diamond Offshore Drilling	1,100	64,834
Noble	5,300	117,077
Weatherford International*	5,100	55,182

		267,843

Food Products 2.6%
Archer Daniels Midland	1,900	54,777
Campbell Soup	3,100	93,031

		147,808

Health Care Equipment and Supplies 3.2%
Haemonetics*	600	33,900
Hologic*	3,100	40,517
Nuvasive*	800	27,720
St. Jude Medical*	1,200	39,552
Varian Medical Systems*	1,200	42,048

		183,737

Health Care Providers and Services 2.8%
Express Scripts*	1,800	98,964
Quest Diagnostics	1,200	62,292

		161,256

Hotels, Restaurants and Leisure 4.5%
Bally Technologies*	7,000	168,210
Life Time Fitness*	7,300	94,535

		262,745

Household Durables 1.1%
Newell Rubbermaid	6,500	63,570

Insurance 3.9%
ACE	800	42,336
AFLAC	2,000	91,680
Axis Capital Holdings	1,600	46,592
Prudential Financial	1,400	42,364

		222,972

Internet Software and Services 5.9%
Equinix*	1,100	58,509
McAfee*	3,500	120,995
SAVVIS*	23,186	159,752

		339,256

IT Services 0.7%
Mastercard (Class A)	300	42,879

Machinery 2.1%
ITT	1,600	73,584
Joy Global	2,200	50,358

		123,942

See footnotes on page 34.

22

Seligman Portfolios, Inc.

Portfolios of Investments

December 31, 2008

Seligman Capital Portfolio (continued)

	Shares	Value
Metals and Mining 1.8%
Agnico-Eagle Mines	2,000	$102,660

Multi-Utilities 0.9%
Public Service Enterprise Group	1,800	52,506

Oil, Gas and Consumable Fuels 4.0%
Noble Energy	3,600	177,192
Southwestern Energy*	1,800	52,146

		229,338

Personal Products 0.5%
Avon Products	1,200	28,836

Pharmaceuticals 3.1%
Allergan	800	32,256
Mylan*	10,600	104,834
Sepracor*	4,100	45,018

		182,108

Professional Services 0.8%
FTI Consulting*	1,000	44,680

Real Estate Investment Trusts 0.5%
Annaly Capital Management	1,800	28,566

Road and Rail 0.5%
J.B. Hunt Transport Services	1,000	26,270

Semiconductors and Semiconductor Equipment 4.9%
Intersil (Class A)	5,400	49,626
Marvell Technology Group*	14,300	95,381
Microsemi*	10,800	136,512

		281,519

	Shares	Value
Software 8.1%
Activision Blizzard*	7,200	$62,208
BMC Software*	5,700	153,387
Macrovision Solutions*	19,902	251,760

		467,355

Specialty Retail 2.5%
Abercrombie & Fitch (Class A)	2,500	57,675
Advance Auto Parts	1,700	57,205
Guess?	1,800	27,630

		142,510

Transportation 0.5%
CSX	900	29,223

Wireless Telecommunication Services 1.2%
NII Holdings*	1,900	34,542
SBA Communications (Class A)*	2,300	37,536

		72,078

Total Common Stocks (Cost $6,582,916)		5,166,104

Money Market Fund 14.3%
SSgA US Treasury Money Market Fund (Cost $825,067)	825,067	825,067

Total Investments 103.7% (Cost $7,407,983)		5,991,171
Other Assets Less Liabilities (3.7)%		(211,956)

Net Assets 100.0%		$5,779,215

Seligman Cash Management Portfolio

	Annualized Yield on Purchase Date	Principal Amount	Value

US Government and Government Agency Securities 99.4%
US Government Securities 15.3%
US Treasury Notes:
4.5%, 2/15/2009	2.12%	$250,000	$250,746
4.5%, 4/30/2009	2.03	500,000	503,990
4.5%, 4/30/2009	2.30	250,000	251,987
4.5%, 4/30/2009	2.13	250,000	251,836

			1,258,559

Annualized Yield on Purchase Date		Principal Amount or Shares		Value
Government Agency Securitiesø 84.1%
Federal Home Loan Bank 0.01%, 1/2/2009	0.02%	$6,900,000		$6,900,000

Total US Government and Government Agency Securities (Cost $8,158,559)				8,158,559

Money Market Fund 1.1%
SSgA US Treasury Money Market Fund (Cost $94,340)		94,340	shs.	94,340

Total Investments 100.5% (Cost $8,252,899)				8,252,899
Other Assets Less Liabilities (0.5)%				(43,206)

Net Assets 100.0%				$8,209,693

See footnotes on page 34.

23

Seligman Portfolios, Inc.

Portfolios of Investments

December 31, 2008

Seligman Common Stock Portfolio

	Shares	Value

Common Stocks 99.1%
Aerospace and Defense 1.9%
General Dynamics	322	$18,544
United Technologies	598	32,053

		50,597

Air Freight and Logistics 0.5%
C.H. Robinson Worldwide	223	12,272

Beverages 4.6%
Coca-Cola	1,363	61,703
PepsiCo	1,111	60,849

		122,552

Biotechnology 3.3%
Amgen*	584	33,726
Celgene*	113	6,247
Gilead Sciences*	946	48,378

		88,351

Capital Markets 1.4%
Goldman Sachs Group	184	15,528
Morgan Stanley	1,259	20,194

		35,722

Chemicals 2.3%
Dow Chemical	2,623	39,581
Monsanto	285	20,050

		59,631

Commercial Banks 1.4%
BB&T	312	8,567
Commercial Banks	638	5,436
Fifth Third Bancorp	745	6,154
SunTrust Banks	315	9,305
Wachovia	1,340	7,424

		36,886

Commercial Services and Supplies 0.9%
Republic Services	242	5,999
Waste Management	522	17,299

		23,298

Communications Equipment 3.1%
Cisco Systems*	3,471	56,577
Nortel Networks*	398	103
QUALCOMM	713	25,547

		82,227

Computers and Peripherals 3.4%
International Business Machines	977	82,224
Lexmark International (Class A)*	281	7,559

		89,783

Consumer Finance 0.4%
Capital One Financial	366	11,672

Diversified Consumer Services 0.5%
H&R Block	524	11,905

	Shares	Value

Diversified Financial Services 8.2%
Bank of America	4,577	$64,444
Citigroup	8,312	55,773
JPMorgan Chase	3,048	96,103

		216,320

Diversified Telecommunication Services 0.3%
Embarq	226	8,127

Electric Utilities 1.5%
Exelon	341	18,963
FirstEnergy	443	21,521

		40,484

Electrical Equipment 0.3%
Emerson Electric	204	7,468

Energy Equipment and Services 1.7%
Ensco International	245	6,956
Halliburton	1,033	18,780
Nabors Industries	568	6,799
Weatherford International*	1,042	11,274

		43,809

Food and Staples Retailing 6.0%
Wal-Mart Stores	2,725	152,763
Walgreen	264	6,513

		159,276

Food Products 1.8%
General Mills	604	36,693
Sara Lee	1,135	11,112

		47,805

Health Care Equipment and Supplies 0.5%
Covidien	344	12,467

Health Care Providers and Services 0.9%
Cardinal Health	246	8,480
CIGNA	850	14,322

		22,802

Hotels, Restaurants and Leisure 0.6%
McDonald’s	269	16,729

Household Products 0.2%
Kimberly-Clark	96	5,063

Industrial Conglomerates 1.5%
3M	281	16,169
Tyco International	1,025	22,140

		38,309

Insurance 5.2%
AFLAC	281	12,881
Allstate	1,474	48,288
Chubb	194	9,894
Marsh & McLennan	608	14,756
Progressive	1,417	20,986
Travelers	703	31,776

		138,581

See footnotes on page 34.

24

Seligman Portfolios, Inc.

Portfolios of Investments

December 31, 2008

Seligman Common Stock Portfolio (continued)

	Shares	Value
Internet Software and Services 0.3%
Symantec*	605	$8,180

IT Services 1.6%
Affiliated Computer Services (Class A)*	175	8,041
Automatic Data Processing	349	13,730
Mastercard (Class A)	105	15,008
Western Union	398	5,707

		42,486

Machinery 0.4%
Illinois Tool Works	274	9,604

Media 2.7%
CBS (Class B)	1,468	12,023
Comcast (Class A)*	3,104	52,395
Gannett	1,000	8,000

		72,418

Metals and Mining 1.2%
Nucor	498	23,008
US Steel	252	9,374

		32,382

Multiline Retail 0.2%
Family Dollar Stores	232	6,048

Oil, Gas and Consumable Fuels 13.9%
Apache	199	14,831
Chesapeake Energy	536	8,667
Chevron	2,094	154,893
ConocoPhillips	1,042	53,976
Consol Energy	192	5,487
EOG Resources	196	13,050
Exxon Mobil	304	24,268
Hess	315	16,897
Marathon Oil	754	20,629
Noble Energy	251	12,354
Peabody Energy	383	8,713
Southwestern Energy	622	18,019
Spectra Energy	663	10,436
Valero Energy	309	6,687

		368,907

Pharmaceuticals 13.9%
Eli Lilly	349	14,054
Forest Laboratories*	537	13,677
Johnson & Johnson	2,040	122,053
King Pharmaceuticals*	818	8,687
Merck	600	18,240
Pfizer	8,870	157,088
Schering-Plough	1,224	20,845
Wyeth	331	12,416

		367,060

	Shares or Shares Subject to Call	Value
Real Estate Investment Trusts 0.5%
Equity Residential	208	$6,203
Public Storage	99	7,871

		14,074

Road and Rail 6.0%
Burlington Northern Santa Fe	615	46,562
CSX	887	28,801
Norfolk Southern	674	31,712
Union Pacific	1,108	52,962

		160,037

Semiconductors and Semiconductor Equipment 0.8%
Altera*	770	12,867
Xilinx	497	8,857

		21,724

Specialty Retail 4.6%
Bed Bath & Beyond*	242	6,152
Home Depot	4,026	92,678
Lowe’s	1,038	22,338

		121,168

Textiles, Apparel and Luxury Goods 0.4%
Coach*	497	10,323

Wireless Telecommunication Services 0.2%
Sprint Nextel	3,022	5,530

Total Common Stocks (Cost $2,886,303)		2,622,077

Options Purchased* 0.0%
Communications Equipment 0.0%
JDS Uniphase, Call expiring January 2009 at $15	2,500	25

Diversified Financial Services 0.0%
Citigroup, Call expiring January 2009 at $30	1,300	13

Internet Software and Services 0.0%
Yahoo!, Call expiring January 2009 at $25	2,700	68
Yahoo!, Call expiring January 2009 at $30	1,400	28

		96

Pharmaceuticals 0.0%
Bristol-Myers Squibb, Call expiring January 2009 at $25	1,700	374

See footnotes on page 34.

25

Seligman Portfolios, Inc.

Portfolios of Investments

December 31, 2008

Seligman Common Stock Portfolio (continued)

	Shares or Shares Subject to Call	Value
Semiconductors and Semiconductor Equipment 0.0%
Marvell Technology Group, Call expiring January 2009 at $15	800	$40
Marvell Technology Group, Call expiring January 2009 at $20	2,100	52

		92

Total Options Purchased (Cost $31,478)		600

Short-Term Holdings 0.4%
Money Market Fund 0.2%
SSgA US Treasury Money Market Fund	6,322	6,322

	Principal Amount	Value
Equity-Linked Notes†ØØ 0.2%
Lehman Brothers:***
53.51%, 9/14/2008(a)	$33,000	$2,091
39.5%, 10/2/2008(b)	33,000	2,590

		4,681

Total Short-Term Holdings (Cost $72,322)		11,003

Total Investments 99.5% (Cost $2,990,103)		2,633,680
Other Assets Less Liabilities 0.5%		13,437

Net Assets 100.0%		$2,647,117

Seligman Communications and Information Portfolio

	Shares	Value

Common Stocks 96.6%
Application Software 5.7%
Aspen Technology	14,200	$105,364
Autodesk	29,900	587,535
Informatica*	2,389	32,801
Lawson Software*	4,400	20,856
Mentor Graphics	105,200	543,884
Parametric Technology*	32,500	411,125

		1,701,565

Communications Equipment 9.6%
Cisco Systems*	81,400	1,326,820
NICE Systems*	2,600	58,422
Nortel Networks*	16	4
QUALCOMM	33,300	1,193,139
Riverbed Technology*	28,400	323,476

		2,901,861

Computer Hardware 3.3%
Apple*	4,600	392,610
Hewlett-Packard	12,100	439,109
International Business Machines	1,900	159,904

		991,623

Computer Storage and Peripherals 12.1%
Electronics for Imaging*	64,400	615,664
EMC*	118,400	1,239,648
NetApp*	118,200	1,651,254
Seagate Technology	32,200	142,646

		3,649,212

Electronic Manufacturing Services 0.5%
Jabil Circuit	21,800	147,150

	Shares	Value

Health Care Distributors 3.2%
AmerisourceBergen	11,000	$392,260
Cardinal Health	7,700	265,419
McKesson	7,700	298,221

		955,900

Health Care Equipment 2.2%
Advanced Medical Optics	41,500	274,315
Becton, Dickinson	1,100	75,229
Kinetic Concepts*	16,400	314,552

		664,096

Health Care Services 0.7%
Laboratory Corporation of America Holdings*	3,200	206,112

Internet Software and Services 18.2%
GigaMedia*	8,300	46,729
McAfee*	68,300	2,361,131
Open Text*	28,600	861,718
SonicWALL*	19,100	76,018
Symantec*	121,623	1,644,343
VeriSign*	24,579	468,967

		5,458,906

IT Consulting and Other Services 6.5%
Amdocs*	106,800	1,953,372

Life Sciences Tools and Services 0.8%
Life Technologies*	9,662	225,221

Semiconductors 4.8%
Marvell Technology Group*	218,298	1,456,048

See footnotes on page 34.

26

Seligman Portfolios, Inc.

Portfolios of Investments

December 31, 2008

Seligman Communications and Information Portfolio (continued)

	Shares	Value
Systems Software 15.9%
BMC Software*	74,400	$2,002,104
Check Point Software Technologies*	107,100	2,033,829
Microsoft	11,600	225,504
Oracle*	28,600	507,078

		4,768,515

Technical Software 11.5%
Cadence Design Systems*	72,600	265,716
Magma Design Automation*	22,600	23,052
Synopsys*	171,800	3,181,736

		3,470,504

Technology Distributors 1.6%
Avnet*	27,219	495,658

Total Common Stocks (Cost $42,480,713)		29,045,743

	Shares	Value
Money Market Fund 2.7%
SSgA US Treasury Money Market Fund (Cost $821,220)	821,220	$821,220

Total Investments 99.3% (Cost $43,301,933)		29,866,963
Other Assets Less Liabilities 0.7%		208,849

Net Assets 100.0%		$30,075,812

Seligman Global Technology Portfolio

	Shares	Value

Common Stocks 92.0%
Canada 2.9%
Open Text* (Internet Software and Services)	3,800	$114,494

China 3.3%
Longtop Financial Technologies (ADR)* (Application Software)	3,200	48,384
Perfect World (ADR)* (Home Entertainment Software)	1,500	25,875
Shanda Interactive Entertainment (ADR)* (Home Entertainment Software)	1,100	35,596
VanceInfo Technologies (ADR)* (Application Software)	4,100	19,475

		129,330

France 0.6%
Ingenico (Electronic Equipment and Instruments)	1,567	24,416

India 1.4%
3i Infotech (Systems Software)	15,850	12,404
Rolta India (IT Consulting and Other Services)	18,558	44,620

		57,024

Israel 8.6%
Check Point Software Technologies* (Systems Software)	14,111	267,968
NICE Systems (ADR)* (Communications Equipment)	3,000	67,410

		335,378

	Shares	Value

Japan 1.3%
Murata Manufacturing (Electronic Components)	900	$35,280
Nidec (Electronic Components)	400	15,555

		50,835

Netherlands 0.8%
Koninklijke (Royal) KPN (Integrated Telecommunication Services)	2,100	30,452

Switzerland 0.8%
Logitech International* (Computer Storage and Peripherals)	1,900	29,662

Taiwan 3.7%
Acer (Computer Hardware)	44,375	58,181
High Tech Computer (Computer Hardware)	4,000	40,349
HON HAI Precision Industry (Electronic Manufacturing Services)	22,750	44,851

		143,381

United Kingdom 0.6%
Telecity Group* (Internet Software and Services)	4,353	11,055
Vodaphone Group (ADR) (Wireless Telecommunication Services)	555	11,344

		22,399

United States 68.0%
Advanced Medical Optics (Health Care Equipment)	1,800	11,898
Amdocs* (IT Consulting and Other Services)	12,900	235,941
Apple* (Computer Hardware)	300	25,605
Ariba* (Internet Software and Services)	2,500	18,025

See footnotes on page 34.

27

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December 31, 2008

Seligman Global Technology Portfolio (continued)

	Shares	Value
United States (continued)
Aspen Technology (Application Software)	4,541	$33,694
Autodesk (Application Software)	2,638	51,837
Avnet* (Technology Distributors)	3,608	65,702
BMC Software* (Systems Software)	9,200	247,572
Cadence Design Systems* (Technical Software)	9,100	33,306
Cisco Systems* (Communications Equipment)	7,500	122,250
Electronics for Imaging* (Computer Storage and Peripherals)	2,400	22,944
EMC* (Computer Storage and Peripherals)	10,300	107,841
Hewlett-Packard (Computer Hardware)	2,300	83,467
Informatica* (Application Software)	200	2,746
International Business Machines (Computer Hardware)	300	25,248
Lawson Software* (Application Software)	3,200	15,168
Magma Design Automation* (Technical Software)	4,500	4,590
Marvell Technology Group* (Semiconductors)	23,665	157,845
McAfee* (Internet Software and Services)	9,829	339,789
Mentor Graphics (Application Software)	10,395	53,742
Microsoft (Systems Software)	1,500	29,160

	Shares	Value
United States (continued)
NetApp* (Computer Storage and Peripherals)	10,100	$141,097
Oracle* (Systems Software)	3,800	67,374
QUALCOMM (Communications Equipment)	4,000	143,320
Riverbed Technology* (Communications Equipment)	3,700	42,143
Seagate Technology (Computer Storage and Peripherals)	4,200	18,606
SonicWALL* (Internet Software and Services)	7,745	30,825
Symantec* (Internet Software and Services)	15,100	204,152
Synopsys* (Technical Software)	14,500	268,540
VeriSign* (Internet Software and Services)	3,000	57,240

		2,661,667

Total Investments 92.0% (Cost $5,265,526)		3,599,038
Other Assets Less Liabilities 8.0%		313,798

Net Assets 100.0%		$3,912,836

Seligman International Growth Portfolio

	Shares	Value

Common Stocks 98.6%
Australia 0.8%
CSL (Biotechnology)	574	$13,554

Belgium 1.2%
Hansen Transmissions International* (Machinery)	10,911	18,400

Norway 0.4%
Seadrill* (Energy Equipment and Services)	700	5,706

Brazil 1.8%
Companhia Vale do Rio Doce “CVRD” (ADR) (Metals and Mining)	1,100	13,321
Petroleo Brasileiro “Petrobras” (ADR) (Oil, Gas and Consumable Fuels)	600	14,694

		28,015

Canada 7.4%
Barrick Gold (Metals and Mining)	900	33,093
Canadian Natural Resources (Oil, Gas and Consumable Fuels)	400	15,796
Potash Corp. of Saskatchewan (Chemicals)	270	19,769
Research In Motion* (Communications Equipment)	400	16,232
Rogers Communications (Class B) (Media)	500	14,820
Suncor Energy (Oil, Gas and Consumable Fuels)	900	17,293

		117,003

	Shares	Value

China 2.2%
China Communications Construction (Construction and Engineering)	12,000	$14,998
China Merchants Bank* (Commercial Banks)	4,500	8,436
Ctrip.com International (ADR) (Hotels, Restaurants and Leisure)	400	9,520
LDK Solar (ADR)* (Semiconductors and Semiconductor Equipment)	200	2,624

		35,578

Denmark 1.2%
Vestas Wind Systems (Electrical Equipment)	334	19,851

Finland 0.4%
Fortum (Electric Utilities)	298	6,401

France 9.6%
France Telecom (Diversified Telecommunication Services)	1,330	37,202
Neopost (Office Electronics)	99	8,961
PPR* (Multiline Retail)	101	6,598
Sanofi-Aventis (Pharmaceuticals)	657	41,729
Total (Oil, Gas And Consumable Fuels)	622	33,910
Veolia Environnement (Multi-Utilities)	157	4,927
Vivendi Universal (Media)	530	17,256

		150,583

See footnotes on page 34.

28

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December 31, 2008

Seligman International Growth Portfolio (continued)

	Shares	Value
Germany 7.0%
Allianz (Insurance)	214	$22,953
Deutsche Telekom (Diversified Telecommunication Services)	972	14,768
Fresenius Medical (Health Care Providers and Services)	326	15,287
Metro (Food and Staples Retailing)	202	8,188
Muenchener Rueckversicherungs-Gesellschaft* (Insurance)	157	24,672
Salzgitter (Metals and Mining)	221	17,455
Siemens (Industrial Conglomerates)	89	6,666

		109,989

Hong Kong 1.0%
China Mobile (Wireless Telecommunication Services)	1,500	15,208

Israel 3.4%
Teva Pharmaceutical Industries (ADR) (Pharmaceuticals)	1,250	53,212

Japan 12.7%
Astellas Pharma* (Pharmaceuticals)	300	12,207
East Japan Railway (Road and Rail)	2	15,620
Eisai (Pharmaceuticals)	300	12,432
Komatsu (Machinery)	700	8,867
Mizuho Financial Group (Commercial Banks)	4	11,905
Nintendo (Software)	90	34,578
Nomura Holdings (Capital Markets)	1,100	9,071
NTT DoCoMo (Wireless Telecommunication Services)	5	9,856
SoftBank (Wireless Telecommunication Services)	2,400	43,463
Uni-Charm (Household Products)	300	22,676
Yahoo! Japan (Internet Software and Services)	47	19,228

		199,903

Netherlands 3.8%
Ahold* (Food and Staples Retailing)	1,114	13,692
ASML Holding* (Semiconductors and Semiconductor Equipment)	725	12,938
Koninklijke (Royal) KPN (Diversified Telecommunication Services)	2,264	32,830

		59,460

Spain 1.2%
Industria de Diseno Textil (Specialty Retail)	243	10,741
Telefonica (Diversified Telecommunication Services)	345	7,733

		18,474

Sweden 1.4%
Hennes & Mauritz (Specialty Retail)	196	7,659
Swedish Match* (Tobacco)	1,063	15,217

		22,876

	Shares	Value
Switzerland 9.7%
ABB* (Electrical Equipment)	777	$11,713
Actelion* (Biotechnology)	273	15,376
Barry Callebaut (Food Products)	14	9,143
Julius Baer Holding (Capital Markets)	613	23,581
Nestle (Food Products)	686	27,037
Roche Holding (Pharmaceuticals)	232	35,713
UBS (Capital Markets)	2,040	29,588

		152,151

United Kingdom 32.5%
3i Group (Capital Markets)	2,833	11,161
Anglo American (Metals and Mining)	810	18,502
ARM Holdings (Semiconductors and Semiconductor Equipment)	15,517	19,417
AstraZeneca (Pharmaceuticals)	1,376	55,754
Autonomy* (Software)	2,992	41,182
BG Group (Oil, Gas and Consumable Fuels)	712	9,885
BHP Billiton (Metals and Mining)	1,530	28,820
BP (Oil, Gas and Consumable Fuels)	1,911	14,643
British American Tobacco (Tobacco)	900	23,385
Cadbury (Food Products)	2,504	21,920
Capita Group (Professional Services)	3,697	39,391
easyJet* (Airlines)	6,965	28,234
Michael Page International (Professional Services)	2,932	9,125
Next (Multiline Retail)	385	6,028
Reckitt Benckiser Group (Household Products)	448	16,690
Royal Dutch Shell (Class A) (Oil, Gas and Consumable Fuels)	1,341	35,054
J. Sainsbury (Food and Staples Retailing)	5,530	26,296
Shire (Pharmaceuticals)	905	13,234
Standard Chartered (Commercial Banks)	2,143	27,395
Vodafone Group (Wireless Telecommunication Services)	19,148	38,547
William Morrison Supermarkets (Food and Staples Retailing)	6,643	26,942

		511,605

United States 0.9%
Synthes (Health Care Equipment and Supplies)	111	14,031

Total Investments 98.6% (Cost $1,652,496)		1,552,000
Other Assets Less Liabilities 1.4%		21,443

Net Assets 100.0%		$1,573,443

See footnotes on page 34.

29

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December 31, 2008

Seligman Investment Grade Fixed Income Portfolio

	Principal Amount		Value

US Government and Government Agency Securities 40.7%
US Government Securities 16.9%
US Treasury Bonds:
5.375%, 2/15/2031	$16,000		$21,990
4.375%, 2/15/2038	40,000		53,588
US Treasury Notes:
1.25%, 11/30/2010	20,000		20,221
4.5%, 2/28/2011	95,000	‡	102,748
1.5%, 12/31/2013	20,000		19,961
2.375%, 1/15/2017	21,486		21,323
3.75%, 11/15/2018	8,000	‡	9,059
US Treasury STRIPS Principal 6.5%, 11/15/2026##	100,000	‡	57,656

			306,546

Government Agency Mortgage-Backed Securitiesø†† 13.1%
Fannie Mae:
4.5%, 12/1/2020#	16,400		16,833
5.356%, 4/1/2036#	20,354		20,761
5.959%, 8/1/2036#	20,041		20,517
6.5%, 9/1/2037	33,292		34,104
6.5%, TBA 1/2009	25,000		25,965
Freddie Mac Gold:
6.161%, 8/1/2036#	16,956		17,214
5.5%, TBA 1/2009	100,000		102,953

			238,347

Government Agency Securitiesø 10.7%
Fannie Mae:
3.255%, 6/9/2010	15,000		15,475
3.25%, 8/12/2010	10,000		10,361
4.75%, 11/19/2012	10,000	‡	11,014
5.125%, 1/2/2014	35,000		37,027
5%, 7/9/2018	15,000	‡	14,636
Federal Farm Credit 3.4%, 2/7/2013	40,000	‡	41,494
Federal Home Loan Bank:
2.625%, 5/20/2011	45,000		46,052
5%, 11/17/2017	10,000		11,486
Freddie Mac 5%, 7/15/2014	5,000		5,640

			193,185

Total US Government and Government Agency Securities
(Cost $699,368)			738,078

	Principal Amount	Value

Corporate Bonds 25.4%
Beverages 0.5%
Dr. Pepper Snapple Group 6.82%, 5/1/2018†	$5,000	$4,940
SABMiller 5.7%, 1/15/2014†	5,000	4,615

		9,555

Capital Markets 0.9%
Lehman Brothers Holdings 6.875%, 5/2/2018***	15,000	1,425
Merrill Lynch 6.05%, 5/15/2012	10,000	9,874
Northern Trust 5.5%, 8/15/2013	5,000	5,139

		16,438

Chemicals 0.6%
E.I. duPont de Nemours 5%, 1/15/2013	10,000	10,100

Commercial Services and Supplies 0.4%
RR Donnelley 6.125%, 1/15/2017	10,000	7,125

Diversified Financial Services 1.1%
Caterpillar Financial Services 6.2%, 9/30/2013	5,000	5,160
Citigroup 6.5%, 8/19/2013	10,000	10,101
JPMorgan Chase 5.375%, 10/1/2012	5,000	5,119

		20,380

Diversified Telecommunication Services 3.0%
AT&T 5.5%, 2/1/2018	10,000	10,124
BellSouth 5.2%, 9/15/2014	15,000	14,621
TELUS 8%, 6/1/2011	10,000	9,951
Verizon New York 6.875%, 4/1/2012	20,000	19,913

		54,609

Electric Utilities 3.5%
Cleveland Electric Illuminating 8.875%, 11/15/2018	5,000	5,445
Duke Energy Carolinas 7%, 11/15/2018	5,000	5,781
Indiana Michigan Power Company 6.05%, 3/15/2037	10,000	8,501
Sierra Pacific Power 6%, 5/15/2016	10,000	9,620
Southern Power 6.375%, 11/15/2036	20,000	16,369
Union Electric 6.4%, 6/15/2017	20,000	18,262

		63,978

Energy Equipment and Services 1.7%
Halliburton 6.7%, 9/15/2038	10,000	10,853
Nabors Industries 6.15%, 2/15/2018	15,000	12,927
Nexen 6.4%, 5/15/2037	5,000	3,923
Weatherford International 7%, 3/15/2038	5,000	3,848

		31,551

See footnotes on page 34.

30

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December 31, 2008

Seligman Investment Grade Fixed Income Portfolio (continued)

	Principal Amount	Value

Food and Staples Retailing 0.6%
Kroger 6.9%, 4/15/2038	$10,000	$10,513

Food Products 0.6%
ConAgra Foods 6.7%, 8/1/2027	5,000	5,025
General Mills 5.2%, 3/17/2015	5,000	4,893

		9,918

Gas Utilities 1.0%
Colorado Interstate Gas 6.8%, 11/15/2015	10,000	8,665
Transcontinental Gas Pipe Line 6.4%, 4/15/2016	10,000	9,142

		17,807

Household Products 0.6%
Clorox 5.45%, 10/15/2012	10,000	9,959

Insurance 0.7%
Prudential Financial 5.7%, 12/14/2036	20,000	12,498

Media 2.3%
Comcast 5.7%, 5/15/2018	5,000	4,697
News America 6.65%, 11/15/2037	5,000	4,965
Thomson Reuters 6.5%, 7/15/2018	35,000	31,881

		41,543

Metals and Mining 0.5%
Nucor 5.85%, 6/1/2018	10,000	9,722

Multi-Utilities 1.0%
CenterPoint Energy Resources 7.75%, 2/15/2011	5,000	4,788
Dominion Resources 5.6%, 11/15/2016	15,000	14,112

		18,900

Multiline Retail 1.1%
Safeway 6.35%, 8/15/2017	20,000	19,806

Oil, Gas and Consumable Fuels 2.5%
BP Capital Markets 5.25%, 11/7/2013	5,000	5,225
Canadian Natural Resources 6.75%, 2/1/2039	5,000	4,165
Encana 5.9%, 12/1/2017	15,000	12,535
XTO Energy:
4.625%, 6/15/2013	15,000	13,635
6.25%, 8/1/2017	10,000	9,618

		45,178

Real Estate Investment Trusts 0.6%
Health Care Properties 6%, 1/30/2017	15,000	7,239
Simon Property Group 6.125%, 5/30/2018	5,000	3,384

		10,623

	Principal Amount or Shares		Value

Road and Rail 0.5%
Union Pacific 5.7%, 8/15/2018	$10,000		$9,645

Tobacco 0.9%
Philip Morris International 6.875%, 3/17/2014	15,000		15,780

Wireless Telecommunication Services 0.8%
Rogers Communications 6.8%, 8/15/2018	15,000		15,183

Total Corporate Bonds (Cost $497,222)			460,811

Asset-Backed Securities 3.8%
Caterpillar Financial Asset Trust 4.94%, 4/25/2014	15,000		14,541
Centex Home Equity 2.521%, 12/25/2032#	19,243		2,312
Chase Issuance Trust 1.215%, 10/17/2011#	15,000		14,910
Irwin Home Equity 0.851%, 2/25/2034#	12,779	‡	10,435
Structured Asset Securities 4.04%,** 6/25/2033	37,279		26,151

Total Asset-Backed Securities (Cost $98,198)			68,349

Collateralized Mortgage Obligations 3.0%
Bank of America Mortgage Securities 4.519%, 7/25/2034#	5,904		4,775
GS Mortgage Loan Trust 5.336%, 7/25/2035#	16,772		12,363
Homestar Mortgage Acceptance 0.791%, 3/25/2034#	9,588	‡	4,770
Indymac Index Mortgage Loan Trust 6.101%, 3/25/2036#	28,160		12,499
Wells Fargo 4.727%, 7/25/2034#	26,067		19,917

Total Collateralized Mortgage Obligations (Cost $85,399)			54,324

Foreign Government Agency Securities 0.5%
Corporacion Andina de Fomento 5.75%, 1/12/2017 (Cost $9,958)	10,000		8,388

Short-Term Holdings 28.2%
Money Market Fund 27.9%
SSgA US Treasury Money Market Fund	506,047	shs.	506,047

See footnotes on page 34.

31

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Portfolios of Investments

December 31, 2008

Seligman Investment Grade Fixed Income Portfolio (continued)

	Principal Amount	Value

Corporate Bonds 0.3%
Consumers Energy 4.8%, 2/17/2009	$5,000	$4,990

Total Short-Term Holdings
(Cost $511,032)		511,037

Value

Total Investments 101.6%
(Cost $1,901,177)	$1,840,987

Other Assets Less Liabilities (1.6)%	(29,001)

Net Assets 100.0%	$1,811,986

Seligman Large-Cap Value Portfolio

	Shares	Value

Common Stocks 99.8%
Aerospace and Defense 6.2%
Honeywell International	1,500	$49,245
United Technologies	1,300	69,680

		118,925

Capital Markets 5.7%
Bank of New York Mellon	2,499	70,797
Morgan Stanley	2,400	38,496

		109,293

Chemicals 6.0%
E. I. duPont de Nemours	2,200	55,660
Praxair	1,000	59,360

		115,020

Commercial Banks 3.9%
U.S. Bancorp	3,000	75,030

Communications Equipment 3.2%
Juniper Networks*	3,500	61,285

Computers and Peripherals 0.9%
Seagate Technology	4,000	17,720

Diversified Financial Services 6.5%
Bank of America	3,300	46,464
JPMorgan Chase	2,500	78,825

		125,289

Food and Staples Retailing 2.7%
Costco Wholesale	1,000	52,500

Food Products 4.8%
Kraft Foods (Class A)	1,500	40,275
Tyson Foods (Class A)	6,000	52,560

		92,835

Health Care Equipment and Supplies 6.6%
Baxter International	1,500	80,385
Medtronic	1,500	47,130

		127,515

	Shares	Value

Health Care Providers and Services 4.3%
Humana*	2,200	$82,016

Independent Power Producers and Energy Traders 1.1%
AES*	2,500	20,600

Insurance 13.6%
MetLife	1,500	52,290
Prudential Financial	1,000	30,260
Travelers	2,000	90,400
Unum Group	4,700	87,420

		260,370

Machinery 3.0%
Caterpillar	1,300	58,071

Multiline Retail 1.8%
J.C. Penney	1,700	33,490

Oil, Gas and Consumable Fuels 10.2%
Chevron	900	66,573
Marathon Oil	2,000	54,720
Valero Energy	1,800	38,952
Williams Companies	2,500	36,200

		196,445

Pharmaceuticals 4.9%
Bristol-Myers Squibb	4,000	93,000

Road and Rail 2.6%
CSX	500	16,235
Union Pacific	700	33,460

		49,695

Specialty Retail 7.5%
The Gap	5,500	73,645
Lowe's	3,300	71,016

		144,661

See footnotes on page 34.

32

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December 31, 2008

Seligman Large-Cap Value Portfolio (continued)

	Shares	Value
Tobacco 4.3%
Altria Group	1,400	$21,084
Philip Morris International*	1,400	60,914

		81,998

Value
Total Investments (Cost $2,268,008)	$1,915,758
Other Assets Less Liabilities 0.2%	4,306

Net Assets 100.0%	$1,920,064

Seligman Smaller-Cap Value Portfolio

	Shares	Value
Common Stocks 98.7%
Aerospace and Defense 4.6%
Cubic	140,000	$3,808,000

Airlines 11.3%
Continental Airlines*	170,000	3,070,200
Delta Air Lines*	550,000	6,303,000

		9,373,200

Beverages 1.8%
Central European Distribution*	75,000	1,477,500

Chemicals 2.0%
Minerals Technologies	40,000	1,636,000

Commercial Services and Supplies 4.6%
Brink's	50,000	1,344,000
Waste Connections*	80,000	2,525,600

		3,869,600

Communications Equipment 3.6%
F5 Networks*	130,000	2,971,800

Computers and Peripherals 0.8%
Hypercom*	600,000	648,000

Construction and Engineering 1.5%
Shaw Group*	60,000	1,228,200

Diversified Consumer Services 2.6%
Brink's Home Security Holdings*	50,000	1,096,000
Sotheby's Holdings (Class A)	120,000	1,066,800

		2,162,800

Electrical Equipment 6.9%
Belden	85,000	1,774,800
EnerSys*	160,000	1,760,000
SunPower (Class B)	35,000	1,065,400
Thomas & Betts*	46,500	1,116,930

		5,717,130

Energy Equipment and Services 3.0%
Exterran Holdings*	70,000	1,491,000
TETRA Technologies*	210,000	1,020,600

		2,511,600

Food Products 1.7%
Smithfield Foods*	100,000	1,407,000

	Shares	Value

Health Care Providers and Services 1.7%
WellCare Health Plans*	110,000	$1,414,600

Health Care Technology 2.4%
Eclipsys*	140,000	1,986,600

Hotels, Restaurants and Leisure 7.3%
Panera Bread (Class A)*	50,000	2,612,000
Penn National Gaming*	90,000	1,924,200
Texas Roadhouse (Class A)*	200,000	1,550,000

		6,086,200

Insurance 19.7%
Aspen Insurance Holdings	130,000	3,152,500
W.R. Berkley	120,000	3,720,000
Endurance Specialty Holdings	100,000	3,053,000
Hanover Insurance Group	85,000	3,652,450
Infinity Property and Casualty	60,000	2,803,800

		16,381,750

IT Services 2.7%
CACI International (Class A)*	50,000	2,254,500

Machinery 3.0%
Mueller Industries	100,000	2,508,000

Multiline Retail 3.5%
Fred's	270,000	2,905,200

Personal Products 2.3%
Herbalife	90,000	1,951,200

Professional Services 2.6%
School Specialty*	112,000	2,141,440

Semiconductors and Semiconductor Equipment 2.9%
Cypress Semiconductor	160,000	715,200
ON Semiconductor*	213,600	726,240
Varian Semiconductor Equipment Associates*	53,950	977,574

		2,419,014

Software 5.5%
Lawson Software*	390,000	1,848,600
Quest Software*	220,000	2,769,800

		4,618,400

See footnotes on page 34.

33

Seligman Portfolios, Inc.

Portfolios of Investments

December 31, 2008

Seligman Smaller-Cap Value Portfolio (continued)

	Shares	Value
Specialty Retail 0.7%
Pacific Sunwear of California*	225,000	$357,750
Pier 1 Imports*	510,000	188,700

		546,450

Total Common Stocks (Cost $112,455,685)		82,024,184

	Shares	Value
Money Market Fund 1.4%
SSgA US Treasury Money Market Fund (Cost $1,167,271)	1,167,271	$1,167,271

Total Investments 100.1% (Cost $113,622,956)		83,191,455
Other Assets Less Liabilities (0.1)%		(49,842)

Net Assets 100.0%		$83,141,613

*	Non-income producing security.
**	Current rate of step bond.
***	Security in default and non-income producing.
†	The security may be offered and sold only to “qualified institutional buyers” under Rule 144A of the Securities Act of 1933.
††	Investments in mortgage-backed securities, asset-backed securities and collateralized mortgage obligations are subject to principal paydowns. As a result of prepayments from refinancing or satisfaction of the underlying instruments, the average life may be less than the original maturity. This in turn may impact the ultimate yield realized from these investments.
ø	Securities issued by these agencies are neither guaranteed nor insured by the US Government.
øø

The Equity-Linked Notes are exchangeable at maturity, based on the terms of the respective notes, for shares of common stock of a company or cash at a maturity value which is generally determined as follows:

The principal amount of the notes plus or minus the lowest return of the companies’ respective stock prices determined at maturity from the date of purchase of the notes:
(a) Delta Air Lines, Intel and Mylan
(b) Health Net, Kohl's and Prudential Financial
‡	At December 31, 2008, these securities, with a total value of $251,812, were held as collateral for the TBA securities in the Investment Grade Fixed Income Portfolio.
#	Floating rate security; the interest rate is reset periodically. The interest rate disclosed reflects the rate in effect at December 31, 2008.
##	STRIPS (Separate Trading of Registered Interest and Principal of Securities) Principal is purchased at a discount, receives no interest and receives a single payment at maturity.

ADR – American Depositary Receipts.

TBA – To-be-announced.

Country and industry classifications have not been audited by Deloitte & Touche LLP.

See Notes to Financial Statements.

34

Seligman Portfolios, Inc.

Statements of Assets and Liabilities

December 31, 2008

	Seligman Capital Portfolio	Seligman Cash Management Portfolio	Seligman Common Stock Portfolio	Seligman Communications and Information Portfolio	Seligman Global Technology Portfolio
Assets:
Investments, at value (see portfolios of investments):
Long-term holdings	$5,166,104	—	$2,622,077	$29,045,743	$3,599,038
Options purchased	—	—	600	—	—
Money market fund	825,067	$94,340	6,322	821,220	—
Other short-term holdings	—	8,158,559	4,681	—	—
Total investments*	5,991,171	8,252,899	2,633,680	29,866,963	3,599,038
Cash denominated in US dollars**	300	200	1,000	—	307,213
Cash denominated in foreign currencies†	—	—	—	172,078	63
Dividends and interest receivable	4,105	11,957	5,172	8,661	1,456
Receivable for Capital Stock sold	558	—	—	2,426	—
Receivable for securities sold	—	—	163,108	146,124	32,174
Receivable from the Manager (Note 5a)	—	2,361	—	—	3,752
Other	424	1,645	183	2,020	279
Total Assets	5,996,558	8,269,062	2,803,143	30,198,272	3,943,975
Liabilities:
Payable for securities purchased	188,031	—	138,654	—	—
Distribution and service (12b-1) fees payable	2,060	—	—	6,525	763
Management fee payable	1,853	2,824	875	18,480	3,208
Payable for Capital Stock redeemed	291	202	16	45,513	556
Bank overdraft	—	38,320	—	—	—
Accrued expenses and other	25,108	18,023	16,481	51,942	26,612
Total Liabilities	217,343	59,369	156,026	122,460	31,139
Net Assets	$5,779,215	$8,209,693	$2,647,117	$30,075,812	$3,912,836
Composition of Net Assets:
Capital Stock, at par ($0.001 par value; 100,000,000 shares are authorized for each Portfolio, except that 150,000,000 shares are authorized for each of Communications and Information and Smaller-Cap Value Portfolios)	$660	$8,213	$425	$2,417	$357
Additional paid-in capital	16,545,130	8,201,480	6,247,849	60,849,774	15,786,533
Undistributed/accumulated net investment income (loss)	(541)	—	100,700	(811)	(523)
Accumulated net realized loss	(9,349,222)	—	(3,345,434)	(17,339,606)	(10,206,972)
Net unrealized depreciation of investments and foreign currency transactions	(1,416,812)	—	(356,423)	(13,435,962)	(1,666,559)
Net Assets	$5,779,215	$8,209,693	$2,647,117	$30,075,812	$3,912,836
Class 1	$2,287,967	$8,209,693	$2,647,117	$19,990,493	$2,753,879
Class 2	$3,491,248			$10,085,319	$1,158,957
Shares of Capital Stock Outstanding:
Class 1	258,055	8,212,501	424,906	1,593,951	249,778
Class 2	401,675			822,813	106,505
Net Asset Value per Share:
Class 1	$8.87	$1.00	$6.23	$12.54	$11.03
Class 2	$8.69			$12.26	$10.88
__________
* Cost of total investments are as follows:	$7,407,983	$8,252,899	$2,990,103	$43,301,933	$5,265,526
** Includes restricted cash as follows:	$300	$200	$1,000	—	—
† Cost of foreign currencies as follows:	—	—	—	$173,070	$65

See Notes to Financial Statements.

35

Seligman Portfolios, Inc.

Statements of Assets and Liabilities

December 31, 2008

	Seligman International Growth Portfolio	Seligman Investment Grade Fixed Income Portfolio	Seligman Large-Cap Value Portfolio	Seligman Smaller-Cap Value Portfolio
Assets:
Investments, at value (see portfolios of investments):
Long-term holdings	$1,552,000	$1,329,950	$1,915,758	$82,024,184
Money market fund	—	506,047	—	1,167,271
Other short-term holdings	—	4,990	—	—
Total Investments*	1,552,000	1,840,987	1,915,758	83,191,455
Cash denominated in US dollars**	17,153	500	—	500
Dividends and interest receivable	9,864	14,881	4,987	11,450
Receivable for Capital Stock sold	—	—	—	193,224
Receivable for securities sold	8,275	96,077	11,425	—
Receivable from the Manager (Note 5a)	9,442	2,980	8,975	—
Paydown receivable	—	283	—	—
Other	138	79	121	5,822
Total Assets	1,596,872	1,955,787	1,941,266	83,402,451
Liabilities:
Payable for securities purchased	—	127,443	—	—
Distribution and service (12b-1) fees payable	—	—	—	11,515
Management fee payable	1,282	611	1,243	64,318
Payable for Capital Stock redeemed	7	4	91	74,390
Bank overdraft	—	—	5,368	—
Accrued expenses and other	22,140	15,743	14,500	110,615
Total Liabilities	23,429	143,801	21,202	260,838
Net Assets	$1,573,443	$1,811,986	$1,920,064	$83,141,613
Composition of Net Assets:
Capital Stock, at par ($0.001 par value; 100,000,000 shares are authorized for each Portfolio, except that 150,000,000 shares are authorized for Communications and Information Portfolio)	$209	$224	$219	$17,450
Additional paid-in capital	3,808,402	1,952,119	2,030,604	114,743,990
Undistributed/accumulated net investment income (loss)	(499)	74,790	24,177	(1,558)
Undistributed/accumulated net realized gain (loss)	(2,135,246)	(154,957)	217,314	(1,186,768)
Net unrealized depreciation of investments and foreign currency transactions	(99,423)	(60,190)	(352,250)	(30,431,501)
Net Assets	$1,573,443	$1,811,986	$1,920,064	$83,141,613
Class 1	$1,573,443	$1,811,986	$1,920,064	$63,915,860
Class 2				$19,225,753
Shares of Capital Stock Outstanding:
Class 1	209,575	224,027	219,367	13,331,206
Class 2				4,118,611
Net Asset Value per Share:
Class 1	$7.51	$8.09	$8.75	$4.79
Class 2				$4.67
__________
* Cost of total investments are as follows:	$1,652,496	$1,901,177	$2,268,008	$113,622,956
** Includes restricted cash as follows:	—	$500	—	$500

See Notes to Financial Statements.

36

Seligman Portfolios, Inc.

Statements of Operations

For the Year Ended December 31, 2008

	Seligman Capital Portfolio	Seligman Cash Management Portfolio	Seligman Common Stock Portfolio	Seligman Communications and Information Portfolio	Seligman Global Technology Portfolio
Investment Income:
Dividends*	$46,352	$49	$75,727	$120,397	$29,872
Interest	6,386	189,341	78,328	44,940	1,894
Total Investment Income	52,738	189,390	154,055	165,337	31,766
Expenses:
Management fees	34,357	36,377	16,622	333,001	61,619
Shareholder account services	27,853	—	—	44,547	27,291
Auditing fees	16,182	15,985	13,249	46,422	38,674
Custody and related services	14,925	11,146	13,278	40,717	66,323
Distribution and service (12b-1) fees — Class 2	11,516	—	—	37,979	3,279
Shareholder reports and communications	9,802	2,396	2,427	14,946	11,845
Legal fees	3,722	3,698	2,935	10,101	3,293
Registration	3,068	1,161	953	7,492	6,254
Directors’ fees and expenses	920	972	655	2,952	773
Miscellaneous	2,853	3,223	2,074	9,638	2,377
Total Expenses Before Reimbursement	125,198	74,958	52,193	547,795	221,728
Reimbursement of expenses (Note 5a)	—	(19,467)	—	—	(101,372)
Total Expenses After Reimbursement	125,198	55,491	52,193	547,795	120,356
Net Investment Income (Loss)	(72,460)	133,899	101,862	(382,458)	(88,590)
Net Realized and Unrealized Gain (Loss) on Investments, Options Written, and Foreign Currency Transactions:
Net realized loss on investments and foreign currency transactions	(3,182,383)	—	(2,446,871)	(3,734,677)	(897,420)
Net realized gain on options written	—	—	1,463	45,178	6,445
Net change in unrealized appreciation/depreciation of investments and foreign currency transactions	(1,775,876)	—	27,510	(15,112,469)	(2,027,498)
Net Loss on Investments, Options Written, and Foreign Currency Transactions	(4,958,259)	—	(2,417,898)	(18,801,968)	(2,918,473)
Increase (Decrease) in Net Assets from Operations	$(5,030,719)	$133,899	$(2,316,036)	$(19,184,426)	$(3,007,063)
__________
* Net of foreign tax withheld as follows:	$616	—	$167	$1,029	$2,353

See Notes to Financial Statements.

37

Seligman Portfolios, Inc.

Statements of Operations

For the Year Ended December 31, 2008

	Seligman International Growth Portfolio	Seligman Investment Grade Fixed Income Portfolio	Seligman Large-Cap Value Portfolio	Seligman Smaller-Cap Value Portfolio
Investment Income:
Dividends*	$53,761	$274	$69,230	$762,708
Interest	639	93,430	352	10,732
Total Investment Income	54,400	93,704	69,582	773,440
Expenses:
Management fees	30,535	7,772	23,120	1,319,550
Shareholder account services	—	—	—	43,526
Auditing fees	15,484	12,574	14,964	97,308
Custody and related services	87,169	14,956	2,319	44,487
Distribution and service (12b-1) fees — Class 2	—	—	—	58,936
Shareholder reports and communications	2,173	1,998	2,137	26,122
Legal fees	2,758	2,499	2,702	26,730
Registration	735	838	8,780	11,798
Directors’ fees and expenses	599	521	581	8,088
Miscellaneous	1,816	1,565	1,792	27,404
Total Expenses Before Reimbursement	141,269	42,723	56,395	1,663,949
Reimbursement of expenses (Note 5a)	(80,200)	(26,207)	(11,906)	—
Total Expenses After Reimbursement	61,069	16,516	44,489	1,663,949
Net Investment Income (Loss)	(6,669)	77,188	25,093	(890,509)
Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions:
Net realized gain (loss) on investments and foreign currency transactions	(1,661,393)	(14,681)	274,071	(1,089,345)
Net change in unrealized appreciation/depreciation of investments and foreign currency transactions	(705,291)	(78,840)	(1,556,116)	(62,280,091)
Net Loss on Investments and Foreign Currency Transactions	(2,366,684)	(93,521)	(1,282,045)	(63,369,436)
Decrease in Net Assets from Operations	$(2,373,353)	$(16,333)	$(1,256,952)	$(64,259,945)
__________
* Net of foreign tax withheld as follows:	$6,487	—	—	—

See Notes to Financial Statements.

38

Seligman Portfolios, Inc.

Statements of Changes in Net Assets

	Seligman Capital Portfolio		Seligman Cash Management Portfolio		Seligman Common Stock Portfolio
	Year Ended December 31,		Year Ended December 31,		Year Ended December 31,
	2008	2007	2008	2007	2008	2007
Operations:
Net investment income (loss)	$(72,460)	$(105,094)	$133,899	$465,465	$101,862	$185,129
Net realized gain (loss) on investments	(3,182,383)	2,197,691	—	1,173	(2,446,871)	756,711
Net realized gain on options written	—	—	—	—	1,463	6,894
Net change in unrealized appreciation/depreciation of investments	(1,775,876)	(415,940)	—	—	27,510	(951,413)
Increase (Decrease) in Net Assets From Operations	(5,030,719)	1,676,657	133,899	466,638	(2,316,036)	(2,679)
Distributions to Shareholders:
Net investment income — Class 1	—	—	(133,899)	(465,465)	(186,201)	(80,216)
Net realized gain on investments — Class 1	—	—	(1,086)	(87)	—	—
Decrease in Net Assets From Distributions	—	—	(134,985)	(465,552)	(186,201)	(80,216)
Capital Share Transactions:
Proceeds from sale of shares:
Class 1	68,375	382,563	2,271,950	2,353,343	130,290	406,508
Class 2	1,804,456	832,446	—	—	—	—
Investment of distributions — Class 1	—	—	134,985	465,552	186,201	80,216
Total	1,872,831	1,215,009	2,406,935	2,818,895	316,491	486,724
Cost of shares redeemed:
Class 1	(913,055)	(1,858,782)	(4,101,764)	(4,917,930)	(866,634)	(2,399,969)
Class 2	(998,243)	(1,112,579)	—	—	—	—
Total	(1,911,298)	(2,971,361)	(4,101,764)	(4,917,930)	(866,634)	(2,399,969)
Decrease in Net Assets From Capital Share Transactions	(38,467)	(1,756,352)	(1,694,829)	(2,099,035)	(550,143)	(1,913,245)
Decrease in Net Assets	(5,069,186)	(79,695)	(1,695,915)	(2,097,949)	(3,052,380)	(1,996,140)
Net Assets:
Beginning of year	10,848,401	10,928,096	9,905,608	12,003,557	5,699,497	7,695,637
End of Year*	$5,779,215	$10,848,401	$8,209,693	$9,905,608	$2,647,117	$5,699,497
__________
* Including undistributed net investment income (net of accumulated net investment loss) as follows:	$(541)	$(785)	—	—	$100,700	$185,103

See Notes to Financial Statements.

39

Seligman Portfolios, Inc.

Statements of Changes in Net Assets

	Seligman Communications and Information Portfolio		Seligman Global Technology Portfolio		Seligman International Growth Portfolio
	Year Ended December 31,		Year Ended December 31,		Year Ended December 31,
	2008	2007	2008	2007	2008	2007
Operations:
Net investment loss	$(382,458)	$(383,292)	$(88,590)	$(127,469)	$(6,669)	$(6,249)
Net realized gain (loss) on investments and foreign currency transactions	(3,734,677)	10,928,794	(897,420)	1,683,512	(1,661,393)	1,054,645
Net realized gain (loss) on options written	45,178	(53,948)	6,445	(9,134)	—	—
Net change in unrealized appreciation/depreciation of investments and foreign currency transactions	(15,112,469)	(2,330,916)	(2,027,498)	(331,585)	(705,291)	(197,572)
Increase (Decrease) in Net Assets From Operations	(19,184,426)	8,160,638	(3,007,063)	1,215,324	(2,373,353)	850,824
Capital Share Transactions:
Proceeds from sale of shares:
Class 1	1,342,451	943,241	124,499	353,047	165,746	661,856
Class 2	4,018,842	7,811,284	799,399	1,274,885	—	—
Total	5,361,293	8,754,525	923,898	1,627,932	165,746	661,856
Cost of shares redeemed:
Class 1	(7,143,629)	(10,022,537)	(990,797)	(2,076,085)	(772,441)	(1,325,987)
Class 2	(5,959,598)	(7,340,545)	(1,555,793)	(935,845)	—	—
Total	(13,103,227)	(17,363,082)	(2,546,590)	(3,011,930)	(772,441)	(1,325,987)
Decrease in Net Assets From Capital Share Transactions	(7,741,934)	(8,608,557)	(1,622,692)	(1,383,998)	(606,695)	(664,131)
Increase (Decrease) in Net Assets	(26,926,360)	(447,919)	(4,629,755)	(168,674)	(2,980,048)	186,693
Net Assets:
Beginning of year	57,002,172	57,450,091	8,542,591	8,711,265	4,553,491	4,366,798
End of Year*	$30,075,812	$57,002,172	$3,912,836	$8,542,591	$1,573,443	$4,553,491
__________
*Net of accumulated net investment loss as follows:	$(811)	$(914)	$(523)	$(778)	$(499)	$(586)

See Notes to Financial Statements.

40

Seligman Portfolios, Inc.

Statements of Changes in Net Assets

	Seligman Investment Grade Fixed Income Portfolio		Seligman Large-Cap Value Portfolio		Seligman Smaller-Cap Value Portfolio
	Year Ended December 31,		Year Ended December 31,		Year Ended December 31,
	2008	2007	2008	2007	2008	2007
Operations:
Net investment income (loss)	$77,188	$88,975	$25,093	$21,961	$(890,509)	$(1,369,331)
Net realized gain (loss) on investments	(14,681)	8,799	274,071	427,789	(1,089,345)	45,163,398
Net change in unrealized appreciation/depreciation of investments	(78,840)	8,473	(1,556,116)	(47,269)	(62,280,091)	(33,203,206)
Increase (Decrease) in Net Assets From Operations	(16,333)	106,247	(1,256,952)	402,481	(64,259,945)	10,590,861
Distributions to Shareholders:
Net investment income — Class 1	(89,938)	(101,781)	(22,736)	(27,291)	—	—
Net realized gain on investments:
Class 1	—	—	—	—	(33,558,758)	(16,069,942)
Class 2	—	—	—	—	(10,283,193)	(4,513,257)
Decrease in Net Assets From Distributions	(89,938)	(101,781)	(22,736)	(27,291)	(43,841,951)	(20,583,199)
Capital Share Transactions:
Proceeds from sale of shares:
Class 1	442,726	167,866	284,580	423,743	44,163,742	32,967,097
Class 2	—	—	—	—	2,503,070	7,361,369
Investment of distributions:
Class 1	89,938	101,781	22,736	27,291	33,558,758	16,069,942
Class 2	—	—	—	—	10,283,193	4,513,257
Total	532,664	269,647	307,316	451,034	90,508,763	60,911,665
Cost of shares redeemed:
Class 1	(557,296)	(474,934)	(964,871)	(1,565,387)	(77,916,550)	(82,019,727)
Class 2	—	—	—	—	(10,017,638)	(8,859,738)
Total	(557,296)	(474,934)	(964,871)	(1,565,387)	(87,934,188)	(90,879,465)
Increase (Decrease) in Net Assets From Capital Share Transactions	(24,632)	(205,287)	(657,555)	(1,114,353)	2,574,575	(29,967,800)
Decrease in Net Assets	(130,903)	(200,821)	(1,937,243)	(739,163)	(105,527,321)	(39,960,138)
Net Assets:
Beginning of year	1,942,889	2,143,710	3,857,307	4,596,470	188,668,934	228,629,072
End of Year*	$1,811,986	$1,942,889	$1,920,064	$3,857,307	$83,141,613	$188,668,934
__________
* Including undistributed net investment income (net of accumulated net investment loss) as follows:	$74,790	$89,023	$24,177	$21,820	$(1,558)	$(1,365)

See Notes to Financial Statements.

41

Seligman Portfolios, Inc.

Notes to Financial Statements

1.	Organization — Seligman Portfolios, Inc. (the “Fund”) is registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified open-end management investment company consisting of nine separate portfolios (the “Portfolios”): Seligman Capital Portfolio (“Capital Portfolio”), Seligman Cash Management Portfolio (“Cash Management Portfolio”), Seligman Common Stock Portfolio (“Common Stock Portfolio”), Seligman Communications and Information Portfolio (“Communications and Information Portfolio”), Seligman Global Technology Portfolio (“Global Technology Portfolio”), Seligman International Growth Portfolio (“International Growth Portfolio”), Seligman Investment Grade Fixed Income Portfolio (“Investment Grade Portfolio”), Seligman Large-Cap Value Portfolio (“Large-Cap Value Portfolio”), and Seligman Smaller-Cap Value Portfolio (“Smaller-Cap Value Portfolio”), each designed to meet different investment goals. Shares of the Fund are provided as an investment medium for variable annuity and life insurance separate accounts offered by various insurance companies. Class 2 shares of the Communications and Information Portfolio are also offered to qualified pension or retirement plans.

2.	Multiple Classes of Shares — The Fund offers two classes of shares. Class 1 shares do not pay a distribution and service fee (“12b-1 fee”). Class 2 shares pay an annual 12b-1 fee of up to 0.25% of average daily net assets. The two classes of shares represent interests in the same portfolio of investments, have the same rights, and are generally identical in all respects except that each class bears its separate class-specific expenses, and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

3.	Significant Accounting Policies — The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“US”), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results may differ from these estimates. The following summarizes the significant accounting policies of the Fund:

a.	Security Valuation and Risk — Net asset value per share is calculated as of the close of business of the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time. Securities traded on an exchange are valued at the last sales price on the primary exchange or market on which they are traded. Fixed income securities not listed on an exchange or security market are valued by independent pricing services based on bid prices which consider such factors as coupons, maturities, credit ratings, liquidity, specific terms and features, and the US Treasury yield curve, or are valued by RiverSource Investments, LLC (“RiverSource” or the “Manager”) based on quotations provided by primary market makers in such securities. Equity securities not listed on an exchange or security market, or equity securities for which there is no last sales price, are valued at the mean of the most recent bid and asked prices or are valued by the Manager based on quotations provided by primary market makers in such securities. Notwithstanding these valuation methods, the Global Technology Portfolio and International Growth Portfolio may adjust the value of securities as described below in order to reflect the fair value of such securities.

Many securities markets and exchanges outside the US close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after the local market close but before the close of the NYSE. The Fund’s Board of Directors (the “Board”) approved fair value procedures under which a third-party pricing service on a regular basis recommends adjustments to the local closing prices of certain foreign equity securities. The adjustments are based on a statistical analysis of the historical relationship between the price movements of a security and independent variables such as US market movements, sector movements, movements in the ADR of a security (if any), and movements in country or regional exchange-traded funds or futures contracts. The factors used vary with each security, depending on which factors have been most important historically.

Other securities for which market quotations are not readily available (or are otherwise no longer valid or reliable) are valued at fair value determined in accordance with procedures approved by the Board. This can occur in the event of, among other things, natural disasters, acts of terrorism, market disruptions, intra-day trading halts and extreme market volatility. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the prices used by other mutual funds to determine net asset value or the price that may be realized upon the actual sale of the security.

Short-term holdings that mature in 60 days or less are valued at current market quotations or amortized cost if the Manager believes it approximates fair value. Short-term holdings that mature in more than 60 days are valued at current market quotations until the 60th day prior to maturity and are then valued as described above for securities maturing in 60 days or less. Investments in money market funds are valued at net asset value.

Investments held by the Cash Management Portfolio are generally valued using the amortized cost method in accordance with Rule 2a-7 of the 1940 Act, which approximates fair value.

On January 1, 2008, the Portfolios adopted Statement of Financial Accounting Standards No. 157 (“SFAS 157”), “Fair Value Measurements.” SFAS 157 establishes a three-tier hierarchy to classify the assumptions, referred to as inputs, used in valuation techniques (as described above) to measure fair value of the Portfolios’ investments. These inputs are summarized in three broad levels: Level 1 — quoted prices in active markets for identical investments; Level 2 — other significant observable inputs (including quoted prices in inactive markets or for similar investments, interest rates, prepayment speeds, credit risk, etc.); and Level 3 — significant unobservable inputs (including the Portfolios’ own assumptions in determining fair value) (Note 4). Observable inputs are those based on market data obtained from sources independent of the Fund, and unobservable inputs reflect the Fund’s own assumptions based on the best information available. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities.

The following risks apply to some or all of the Portfolios. A Portfolio may concentrate its investments in stocks of large-, medium- or small-capitalization companies. At times, one or more of these groups of stocks has experienced periods of volatility and negative performance. During such periods, the value of such stocks may decline and the performance of a Portfolio investing in such

42

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Notes to Financial Statements

companies may be negatively affected. The products of technology companies may be subject to severe competition and rapid obsolescence, and technology stocks may be subject to greater price fluctuation, government regulation, and limited liquidity as compared to other investments. To the extent that a Portfolio invests a substantial percentage of its assets in an industry, the Portfolio’s performance may be negatively affected if that industry falls out of favor. A portfolio with fewer holdings may be subject to greater volatility than a portfolio with a greater number of holdings. US Government and fixed income securities are subject to interest rate risk, credit risk, prepayment risk and market risk. Securities that are not guaranteed by the US Government may have increased credit risk, including, but not limited to, the risk of non-payment of principal or interest. A Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage- and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. Continuing shifts in the market’s perception of credit quality on securities backed by commercial and residential mortgage loans and other financial assets may result in increased volatility of market prices and periods of illiquidity that can negatively impact the valuation of certain issuers held by such Portfolio. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults. Investments in foreign securities are subject to certain risks, such as currency fluctuations, foreign taxation, differences in financial reporting practices, and rapid changes in political and economic conditions.

b.	Foreign Securities — Investments in foreign securities will be traded primarily in foreign currencies, and certain Portfolios may temporarily hold funds in foreign currencies. The books and records of the Portfolios are maintained in US dollars. Foreign currency amounts are translated into US dollars on the following basis:
(i)	market value of investment securities, other assets, and liabilities, at the daily rate of exchange as reported by a pricing service;
(ii)	purchases and sales of investment securities, income, and expenses, at the rate of exchange prevailing on the respective dates of such transactions.

The net asset values per share of Portfolios which invest in securities denominated in foreign currencies will be affected by changes in currency exchange rates. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on sales of securities, and net investment income and losses. The rate of exchange between the US dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets.

The Portfolios do not isolate that portion of the results of operations resulting from changes in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities held in the portfolios. Similarly, the Portfolios do not isolate the effect of changes in foreign currency exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the period. Such fluctuations are included in net realized and unrealized gain or loss from investments and foreign currency transactions.

c.	Equity-Linked Notes — The Portfolios may purchase notes created by a counterparty, typically an investment bank. The notes bear interest at a fixed or floating rate. At maturity, the notes must be exchanged for an amount based on the value of one or more equity securities (“Underlying Stocks”) of third party issuers. The exchange value may be limited to an amount less than the actual value of the Underlying Stocks at the maturity date. Any difference between the exchange amount and the original cost of the notes will be a gain or loss.

d.	Securities Purchased and Sold on a TBA Basis — The Portfolios may purchase or sell securities (typically mortgage-backed securities) on a to-be-announced (TBA) basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Unsettled TBA commitments are valued at fair value in accordance with the procedures for security valuation described above. The Portfolios segregate securities as collateral for their obligations to purchase TBA mortgage securities.

e.	Mortgage Dollar Rolls — The Portfolios may enter into mortgage dollar roll transactions using TBAs in which a Portfolio sells a mortgage-backed security to a counterparty and simultaneously enters into an agreement with the same counterparty to buy back a similar security on a specific future date at a predetermined price. Each mortgage dollar roll is treated as a sale and purchase transaction, with any gain or loss recognized at the time of each sale. The Portfolio may be exposed to market or credit risk if the price of the security changes unfavorably or the counterparty fails to perform under the terms of the agreement.

f.	Options — Each Portfolio, other than Cash Management Portfolio and Investment Grade Portfolio, is authorized to write and purchase put and call options. When a Portfolio writes an option, an amount equal to the premium received by the Portfolio is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Portfolio enters into a closing transaction), the Portfolio realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received). The Portfolio, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. Written and purchased options are non-income producing investments.

g.	Restricted Cash — Restricted cash represents deposits that are being held by banks as collateral for letters of credit issued in connection with the Fund’s insurance policies.

h.

Forward Currency Contracts — Each Portfolio, other than Cash Management Portfolio and Investment Grade Portfolio, may enter into forward currency contracts in order to hedge their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings, or other amounts receivable or payable in foreign currency. A forward contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Certain risks may arise upon entering into these contracts from

43

Seligman Portfolios, Inc.

Notes to Financial Statements

the potential inability of counterparties to meet the terms of their contracts. The contracts are valued daily at current or forward exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation of investments and forward currency transactions. The gain or loss, if any, arising from the difference between the settlement value of the forward contract and the closing of such contract, is included in net realized gain or loss on investments and foreign currency transactions. For federal income tax purposes, certain open forward currency contracts are treated as sold during the fiscal year and any gains or losses are recognized immediately. As a result, the amount of income distributable to shareholders may vary from the amount recognized for financial reporting purposes.

i.	Multiple Class Allocations — All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses of a Portfolio are allocated daily to each class of shares based upon the relative value of shares of each class. Class-specific expenses, which include 12b-1 fees and any other items that are specifically attributable to a particular class, are charged directly to such class. For the year ended December 31, 2008, 12b-1 fees were the only class-specific expenses.

j.	Security Transactions and Related Investment Income — Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial statement and federal income tax purposes. Interest income is recorded on the accrual basis. The Portfolios amortize discount and premium on debt securities. Dividends receivable and payable are recorded on ex-dividend dates, except that certain dividends from foreign securities where the ex-dividend dates may have passed are recorded as soon as a Portfolio is informed of the dividend.

k.	Distributions to Shareholders — Dividends and other distributions to shareholders are recorded on ex-dividend dates.

l.	Taxes — The Portfolios’ policy is to comply with the requirements of the Internal Revenue Code applicable to Regulated Investment Companies and to distribute substantially all of their taxable net income and net gain realized to shareholders. Therefore, no provisions for Federal income or excise taxes are required. Withholding taxes on foreign dividends and interest, and for certain countries, taxes on the sale of foreign securities have been provided for in accordance with the Portfolios’ understanding of the applicable country’s tax rules and rates.

Financial Accounting Standards Board (“FASB”) Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109,” requires the Fund to measure and recognize in its financial statements the benefit of a tax position taken (or expected to be taken) on an income tax return if such position will more likely than not be sustained upon examination based on the technical merits of the position. The Fund files income tax returns in the US Federal jurisdiction, as well as New York State and New York City jurisdictions. Based upon its review of tax positions for the Fund’s open tax years of 2005-2008 in these jurisdictions, the Fund has determined that FIN 48 did not have a material impact on the Fund’s financial statements for the year ended December 31, 2008.

4.	Fair Value Measurements — A summary of the value of the Portfolios’ investments as of December 31, 2008, based on the level of inputs used in accordance with SFAS 157 (Note 3a), is as follows:

Valuation Inputs	Capital Portfolio	Cash Management Portfolio	Common Stock Portfolio	Communications and Information Portfolio	Global Technology Portfolio
Level 1 – Quoted Prices in Active Markets for Identical Investments	$5,991,171	$94,340	$2,628,999	$29,866,963	$3,252,213
Level 2 – Other Significant Observable Inputs	—	8,158,559	4,681	—	346,825
Level 3 – Significant Unobservable Inputs	—	—	—	—	—
Total	$5,991,171	$8,252,899	$2,633,680	$29,866,963	$3,599,038

Valuation Inputs	International Growth Portfolio	Investment Grade Fixed Income Portfolio	Large-Cap Value Portfolio	Smaller-Cap Value Portfolio
Level 1 – Quoted Prices in Active Markets for Identical Investments	$210,374	$506,047	$1,915,758	$83,191,455
Level 2 – Other Significant Observable Inputs	1,341,626	1,334,940	—	—
Level 3 – Significant Unobservable Inputs	—	—	—	—
Total	$1,552,000	$1,840,987	$1,915,758	$83,191,455

5.	Management and Distribution Services, and Other Related-Party Transactions

a.	Management and Administrative Services — On November 7, 2008, RiverSource, investment manager to the RiverSource complex of funds, and a wholly owned subsidiary of Ameriprise Financial, Inc. (“Ameriprise”), announced the closing of its acquisition (the “Acquisition”) of J. & W. Seligman & Co. Incorporated (“JWS”). With the Acquisition completed and shareholders of the Fund having previously approved (at a Special Meeting held earlier in November 2008) a new Investment Management Services Agreement between RiverSource and the Fund, RiverSource is the new investment manager of the Fund effective November 7, 2008. At the November Special Meeting, shareholders of the International Growth Portfolio also approved a new subadvisory agreement between RiverSource and Wellington Management Company, LLP (the “Subadviser”).

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Seligman Portfolios, Inc.

Notes to Financial Statements

The Manager’s fee, which is calculated daily and payable monthly, is equal to 0.40%, on an annual basis, of each of Capital, Cash Management, Common Stock and Investment Grade Portfolios’ average daily net assets; and equal to 0.75%, on an annual basis, of Communications and Information Portfolio’s average daily net assets. The Manager’s fee for the Global Technology Portfolio is equal to 1.00% per annum of the first $2 billion of average daily net assets, 0.95% per annum of the next $2 billion of average daily net assets, and 0.90% per annum in excess of $4 billion of average daily net assets of the Portfolio. The Manager’s fee for the Large-Cap Value Portfolio is equal to 0.80% per annum of the first $500 million of average daily net assets, 0.70% per annum of the next $500 million of average daily net assets, and 0.60% per annum in excess of $1 billion of average daily net assets of the Portfolio. The Manager’s fee for the Smaller-Cap Value Portfolio is equal to 1.00% per annum of the first $500 million of average daily net assets, 0.90% per annum of the next $500 million of average daily net assets, and 0.80% per annum in excess of $1 billion of average daily net assets of the Portfolio. The Manager’s fee for the International Growth Portfolio is equal to 1.00% per annum on the first $50 million of average daily net assets, 0.95% per annum on the next $1 billion of average daily net assets, and 0.90% per annum in excess of $1.05 billion of average daily net assets of the Portfolio.

For the year ended December 31, 2008, the management fees for Global Technology Portfolio, International Growth Portfolio, Large-Cap Value Portfolio, and Smaller-Cap Value Portfolio were equal to 1.00%, 1.00%, 0.80%, and 1.00%, respectively, per annum of the average daily net assets of each of these Portfolios.

For the year ended December 31, 2008, RiverSource and JWS received management fees in the following amounts:

Portfolio	RiverSource	JWS	Portfolio	RiverSource	JWS
Capital	$ 3,263	$ 31,094	International Growth	$ 2,269	$ 28,266
Cash Management	5,039	31,338	Investment Grade	1,071	6,701
Common Stock	1,558	15,064	Large-Cap Value	2,175	20,945
Communications and Information	32,752	300,249	Smaller-Cap Value	111,355	1,208,195
Global Technology	5,714	55,905

The Subadviser to the International Growth Portfolio is responsible for furnishing investment advice, research and assistance. Under the subadvisory agreement, the Manager (and previously JWS) pays the Subadviser a subadvisory fee determined as follows: the Subadviser receives 0.45% on the first $50 million of the Portfolio’s average daily net assets and 0.40% of the Portfolio’s average daily net assets in excess of $50 million.

The Manager (and previously JWS) has undertaken to waive its management fees and/or reimburse certain Portfolios’ expenses to the extent that such Portfolios’ “other expenses” (i.e. those expenses other than management fees, 12b-1 fees, interest on borrowings, and extraordinary expenses, including litigation expenses), exceed a certain rate per annum of the average daily net assets of the following Portfolios:

Portfolio	Rate	Portfolio	Rate
Global Technology	0.90%	Investment Grade	0.45%
International Growth	1.00	Large-Cap Value (Effective 10/1/08)	0.62

Beginning October 1, 2008, the Manager (or JWS as applicable) voluntarily agreed to reimburse a portion of the expenses of the Cash Management Portfolio in order for the Portfolio to declare dividends equal to an annual rate of 0.025%. Prior to October 1, 2008, JWS reimbursed other expenses of Cash Management Portfolio that exceeded 0.30% per annum of its average daily net assets.

Such reimbursements may be terminated at any time, except in the case of International Growth Portfolio and Large-Cap Value Portfolio, the undertakings for which are contractual and will remain in effect through at least April 30, 2009 and April 30, 2010, respectively.

For the year ended December 31, 2008, the amounts of reimbursements paid by RiverSource and JWS were as follows:

Portfolio	RiverSource	JWS	Portfolio	RiverSource	JWS
Cash Management	$ 5,331	$14,136	Investment Grade	$3,924	$22,283
Global Technology	8,663	92,709	Large-Cap Value	9,374	2,532
International Growth	12,320	67,880

Such amounts receivable from the Manager at December 31, 2008 are disclosed in the Statements of Assets and Liabilities.

Under an Administrative Services Agreement, effective November 7, 2008, Ameriprise administers certain aspects of the Fund’s business and other affairs at no cost. Ameriprise provides the Fund with office space, and certain administrative and other services and executive and other personnel as are necessary for Fund operations. Ameriprise pays all of the compensation of Board members of the Fund who are employees or consultants of RiverSource and of the officers and other personnel of the Fund. Ameriprise reserves the right to seek Board approval to increase the fees payable by the Fund under the Administrative Services Agreement. However, Ameriprise anticipates that any such increase in fees would be offset by corresponding decreases in advisory fees under the Investment Management Services Agreement. If an increase in fees under the Administrative Services Agreement would not be offset by corresponding decreases in advisory fees, the Fund will inform shareholders prior to the effectiveness of such increase.

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Seligman Portfolios, Inc.

Notes to Financial Statements

Prior to November 7, 2008, administrative services were provided to the Fund by JWS as part of its former management agreement with the Fund.

b.	Distribution Services — RiverSource Fund Distributors, Inc. (formerly Seligman Advisors, Inc.) (the “Distributor”), an affiliate of the Manager, acts as distributor of shares of the Fund.

Under an Administration, Shareholder Services and Distribution Plan (the “Plan”) adopted by the Fund with respect to Class 2 shares of each Portfolio, insurance companies or their affiliates can enter into agreements with the Distributor and receive 12b-1 fees of up to 0.25%, on an annual basis, of the average daily net assets of Class 2 shares attributable to the particular insurance company or qualified plan for providing, among other things, personal services and/or the maintenance of shareholder accounts. Such fees are paid quarterly by each Portfolio to the Distributor pursuant to the Plan. For the year ended December 31, 2008, fees incurred under the Plan aggregated $11,516 or 0.25% per annum; $37,979 or 0.25% per annum; $3,279 or 0.17% per annum; and $58,936 or 0.20% per annum of the average daily net assets of Class 2 shares of Capital Portfolio, Communications and Information Portfolio, Global Technology Portfolio and Smaller-Cap Value Portfolio, respectively. On July 16, 2008, the Board approved an increase in 12b-1 fees for Global Technology and Smaller-Cap Value Portfolios from 15% and 0.19% per annum, respectively, to 0.25% per annum, effective October 1, 2008.

c.	Directors’ Fees and Expenses — Directors’ fees and expenses includes the compensation of Board members who are not employees of RiverSource and the Fund’s proportionate share of certain expenses of a company providing limited administrative services to the Fund and the other Seligman and RiverSource Funds. These expenses include boardroom and office expense, employee compensation, employee health and retirement benefits and certain other expenses. For the period from November 7, 2008 through December 31, 2008, the Fund paid $60 to this company for such services.

The Fund has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Directors may elect to have their deferred fees accrue interest or earn a return based on the performance of certain other funds in the Seligman and RiverSource Groups of Investment Companies. Deferred fees and related accrued earnings are not deductible by the Fund for federal income tax purposes until such amounts are paid. The cost of such fees and the earnings/loss accrued thereon is included in directors’ fees and expenses, and the accumulated balances thereof at December 31, 2008, are included in accrued expenses and other liabilities as follows:

Portfolio	Amount	Portfolio	Amount	Portfolio	Amount
Capital	$541	Communications and Information	$811	Investment Grade	$489
Cash Management	597	Global Technology	523	Large-Cap Value	498
Common Stock	510	International Growth	499	Smaller-Cap Value	1,558

Certain officers and directors of the Fund are officers or directors of the Manager, Ameriprise and the Distributor.

6.	Purchases and Sales of Securities — Purchases and sales of portfolio securities, excluding US Government obligations and short-term investments, for the year ended December 31, 2008, were as follows:

Portfolio	Purchases	Sales	Portfolio	Purchases	Sales
Capital	$19,847,618	$19,986,378	International Growth	$10,813,652	$11,289,517
Common Stock	5,135,471	5,571,457	Investment Grade	2,134,152	2,102,439
Communications and Information	54,640,864	62,345,988	Large-Cap Value	527,541	1,180,867
Global Technology	9,317,792	10,725,536	Smaller-Cap Value	18,748,021	61,521,000

For the year ended December 31, 2008, purchases and sales of US Government obligations were $2,156,073 and $2,566,667, respectively, for the Investment Grade Portfolio.

7.	Federal Tax Information — Certain components of income, expense and realized capital gain and loss are recognized at different times or have a different character for federal income tax purposes and for financial reporting purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value per share of any Portfolio. As a result of the differences described above, the treatment for financial reporting purposes of distributions made during the year from net investment income or net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes.

The tax basis cost of certain Portfolios was greater than the cost for financial reporting purposes primarily due to the tax deferral of losses on wash sales. At December 31, 2008, the cost of investments for federal income tax purposes for each Portfolio was as follows:

Portfolio	Tax Basis Cost	Portfolio	Tax Basis Cost
Capital	$7,743,029	International Growth	$1,716,916
Cash Management	8,252,899	Investment Grade	1,901,400
Common Stock	2,999,621	Large-Cap Value	2,269,462
Communications and Information	43,990,943	Smaller-Cap Value	113,622,956
Global Technology	5,360,115

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Seligman Portfolios, Inc.

Notes to Financial Statements

The tax basis components of accumulated earnings (losses) at December 31, 2008 are presented below. Undistributed ordinary income primarily consists of net investment income and net realized short-term gain.

	Capital	Cash Management	Common Stock	Communications and Information	Global Technology
Gross unrealized appreciation of portfolio securities*	$237,701	—	$89,902	$436,825	$70,269
Gross unrealized depreciation of portfolio securities*	(1,989,559)	—	(455,843)	(14,561,797)	(1,831,417)
Net unrealized depreciation of portfolio securities*	(1,751,858)	—	(365,941)	(14,124,972)	(1,761,148)
Undistributed ordinary income	—	$597	101,210	—	—
Capital loss carryforward	(8,052,654)	—	(1,519,433)	(15,573,286)	(9,815,724)
Timing differences (post-October losses)	(961,522)	—	(1,816,483)	(1,077,310)	(296,659)
Total accumulated losses	$(10,766,034)	$597	$(3,600,647)	$(30,775,568)	$(11,873,531)

	International Growth	Investment Grade	Large-Cap Value	Smaller-Cap Value
Gross unrealized appreciation of portfolio securities*	$69,862	$47,190	$242,136	$10,482,766
Gross unrealized depreciation of portfolio securities*	(233,705)	(107,603)	(595,840)	(40,914,267)
Net unrealized depreciation of portfolio securities*	(163,843)	(60,413)	(353,704)	(30,431,501)
Undistributed ordinary income	—	75,502	24,675	—
Undistributed net realized gain (capital loss carryforward)	(1,806,932)	(131,238)	218,919	2,089,901
Timing differences (post-October loss)	(263,894)	(23,719)	(151)	(3,276,669)
Total accumulated earnings (losses)	$(2,234,669)	$(139,868)	$(110,261)	$(31,618,269)

__________

*	Includes the effects of foreign currency translations, if any.

At December 31, 2008, the Portfolios listed below had net capital loss carryforwards for federal income tax purposes which are available for offset against future taxable net capital gains. The amounts were determined after adjustments for certain differences between financial reporting and tax purposes, such as wash sale losses. Accordingly, no capital gain distributions are expected to be paid to shareholders of these Portfolios until future net capital gains have been realized in excess of the available capital loss carryforwards. There is no assurance that any Portfolio will be able to utilize all of its capital loss carryforwards before they expire. These loss carryforwards expire in amounts and fiscal years as follows:

Fiscal Year	Capital	Common Stock	Communications and Information	Global Technology	International Growth	Investment Grade
2009	—	—	—	$4,220,678	—	—
2010	$6,090,930	$519,960	$7,829,523	4,941,506	$481,074	—
2011	—	366,561	5,578,202	108,762	—	—
2012	—	—	—	—	—	—
2013	—	—	—	—	—	$56,148
2014	—	—	—	—	—	75,090
2016	1,961,724	632,912	2,165,561	544,778	1,325,858	—
Total	$8,052,654	$1,519,433	$15,573,286	$9,815,724	$1,806,932	$131,238

During the year 2008, the Investment Grade Portfolio and the Large-Cap Value Portfolio utilized $10,521 and $56,757, respectively, of prior years’ capital loss carryforward to offset current year’s net realized gains. In addition, from November 1, 2008 through December 31, 2008, certain Portfolios incurred net realized capital losses. As permitted by tax regulations, those Portfolios intend to elect to defer these losses and treat them as arising in the year ending December 31, 2009. The following losses will be available to offset future taxable net gains:

Portfolio	Amount	Portfolio	Amount
Capital	$ 961,522	International Growth	$ 263,894
Common Stock	1,816,483	Investment Grade	23,719
Communications and Information	1,077,310	Large-Cap Value	151
Global Technology	296,659	Smaller-Cap Value	3,276,669

47

Seligman Portfolios, Inc.

Notes to Financial Statements

The tax characterization of the distributions paid during the years ended December 31, 2008 and 2007, is as follows:

	Cash Management		Common Stock		Investment Grade		Large-Cap Value		Smaller-Cap Value
	Year Ended December 31,		Year Ended December 31,		Year Ended December 31,		Year Ended December 31,		Year Ended December 31,
	2008	2007	2008	2007	2008	2007	2008	2007	2008	2007
Ordinary income	$134,985	$465,552	$186,201	$80,216	$89,938	$101,781	$22,736	$27,291	$6,182,790	$1,817,327
Long-term capital gain	—	—	—	—	—	—	—	—	37,659,161	18,765,872
Total	$134,985	$465,552	$186,201	$80,216	$89,938	$101,781	$22,736	$27,291	$43,841,951	$20,583,199

8.	Outstanding Foreign Currency Contracts — At December 31, 2008, the International Growth Portfolio had outstanding foreign currency contracts to sell foreign currencies as follows:

Contract	Foreign Currency	In Exchange for US$	Settlement Date	Value US$	Unrealized Appreciation
Hong Kong dollars	64,136	8,276	1/2/2009	8,276	—

9.	Capital Stock Transactions — Transactions in shares of Capital Stock were as follows:

	Capital Portfolio				Cash Management Portfolio Class 1		Common Stock Portfolio Class 1
	Class 1		Class 2
	Year Ended December 31,		Year Ended December 31,		Year Ended December 31,		Year Ended December 31,
	2008	2007	2008	2007	2008	2007	2008	2007
Sale of shares	4,505	22,553	146,298	50,375	2,272,372	2,353,353	12,217	31,074
Investment of distributions	—	—	—	—	134,985	465,552	29,603	6,448
Total	4,505	22,553	146,298	50,375	2,407,357	2,818,905	41,820	37,522
Shares redeemed	(63,152)	(112,707)	(70,421)	(70,482)	(4,101,763)	(4,917,930)	(84,322)	(182,961)
Increase (decrease) in shares	(58,647)	(90,154)	75,877	(20,107)	(1,694,406)	(2,099,025)	(42,502)	(145,439)

	Communications and Information Portfolio				Global Technology Portfolio				International Growth Portfolio
	Class 1		Class 2		Class 1		Class 2		Class 1
	Year Ended December 31,		Year Ended December 31,		Year Ended December 31,		Year Ended December 31,		Year Ended December 31,
	2008	2007	2008	2007	2008	2007	2008	2007	2008	2007
Sale of shares	78,101	51,627	232,317	421,842	7,507	19,487	47,638	71,211	11,174	41,523
Shares redeemed	(437,386)	(542,021)	(374,650)	(401,068)	(63,517)	(118,149)	(99,986)	(54,176)	(59,688)	(87,195)
Increase (decrease) in shares	(359,285)	(490,394)	(142,333)	20,774	(56,010)	(98,662)	(52,348)	17,035	(48,514)	(45,672)

	Investment Grade Portfolio		Large-Cap Value Portfolio		Smaller-Cap Value Portfolio
	Class 1		Class 1		Class 1		Class 2
	Year Ended December 31,		Year Ended December 31,		Year Ended December 31,		Year Ended December 31,
	2008	2007	2008	2007	2008	2007	2008	2007
Sale of shares	51,096	19,151	24,141	29,861	3,947,171	1,759,315	200,590	376,091
Investment of distributions	11,063	12,002	2,622	1,881	7,155,385	925,688	2,250,152	262,704
Total	62,159	31,153	26,763	31,742	11,102,556	2,685,003	2,450,742	638,795
Shares redeemed	(64,946)	(54,570)	(77,350)	(111,329)	(6,357,579)	(4,247,824)	(733,602)	(458,345)
Increase (decrease) in shares	(2,787)	(23,417)	(50,587)	(79,587)	4,744,977	(1,562,821)	1,717,140	180,450

10.	Committed Line of Credit — All of the Portfolios, except the Cash Management Portfolio, are participants in a joint $200 million committed line of credit that is shared by substantially all open-end funds in the Seligman Group of Investment Companies. The directors have currently limited each Portfolio’s borrowings to 10% of its net assets. Borrowings pursuant to the credit facility are subject to interest at a rate equal to the overnight federal funds rate plus 0.50%. Each participating Portfolio incurs a commitment fee of 0.12% per annum on its share of the unused portion of the credit facility. The credit facility may be drawn upon only for temporary purposes and is subject to certain other customary restrictions. The credit facility commitment expires in June 2009, but is renewable annually with the consent of the participating banks. For the year ended December 31, 2008, the Fund did not borrow from the credit facility.

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Notes to Financial Statements

11.	Options Written — Transactions in options written during the year ended December 31, 2008, were as follows:

Common Stock Portfolio	Shares Subject to Call/Put	Premium
Options outstanding, December 31, 2007	—	—
Options written	1,800	$1,741
Options expired	(1,700)	(1,463)
Options exercised	(100)	(278)
Options outstanding, December 31, 2008	—	—
Communications and Information Portfolio
Options outstanding, December 31, 2007	4,800	$49,799
Options written	12,800	87,983
Options expired	(6,000)	(36,721)
Options terminated in closing purchase transactions	(7,200)	(77,333)
Options exercised	(4,400)	(23,728)
Options outstanding, December 31, 2008	—	—
Global Technology Portfolio
Options outstanding, December 31, 2007	700	$7,233
Options written	1,300	11,426
Options expired	(700)	(4,865)
Options terminated in closing purchase transactions	(1,300)	(13,794)
Options outstanding, December 31, 2008	—	—

12.	Other Matters — In late 2003, JWS conducted an extensive internal review concerning mutual fund trading practices. JWS’s review, which covered the period 2001 - 2003, noted one arrangement that permitted frequent trading in certain open-end registered investment companies then managed by JWS (the “Seligman Funds”); this arrangement was in the process of being closed down by JWS before September 2003. JWS identified three other arrangements that permitted frequent trading, all of which had been terminated by September 2002. In January 2004, JWS, on a voluntary basis, publicly disclosed these four arrangements to its clients and to shareholders of the Seligman Funds. JWS also provided information concerning mutual fund trading practices to the SEC and the Office of the Attorney General of the State of New York (“NYAG”).

In September 2005, the New York staff of the SEC indicated that it was considering recommending to the Commissioners of the SEC the instituting of a formal action against JWS and the Distributor relating to frequent trading in the Seligman Funds. JWS responded to the staff in October 2005 that it believed that any action would be both inappropriate and unnecessary, especially in light of the fact that JWS had previously resolved the underlying issue with the Independent Directors of the Seligman Funds and made recompense to the affected Seligman Funds.

In September 2006, the NYAG commenced a civil action in New York State Supreme Court against JWS, the Distributor, Seligman Data Corp. and Brian T. Zino (collectively, the “Seligman Parties”), alleging, in substance, that, in addition to the four arrangements noted above, the Seligman Parties permitted other persons to engage in frequent trading and, as a result, the prospectus disclosure used by the registered investment companies then managed by JWS is and has been misleading. The NYAG included other related claims and also claimed that the fees charged by JWS to the Seligman Funds were excessive. The NYAG is seeking damages of at least $80 million and restitution, disgorgement, penalties and costs and injunctive relief. The Seligman Parties answered the complaint in December 2006 and believe that the claims are without merit.

Any resolution of these matters may include the relief noted above or other sanctions or changes in procedures. Any damages would be paid by JWS and not by the Seligman Funds. If the NYAG obtains injunctive relief, each of JWS, RiverSource and their affiliates could, in the absence of the SEC in its discretion granting exemptive relief, be enjoined from providing advisory and underwriting services to the Seligman Funds and other registered investment companies, including those funds in the RiverSource complex.

Neither JWS nor RiverSource believes that the foregoing legal action or other possible actions will have a material adverse impact on JWS, RiverSource or their current and former clients, including the Seligman Funds and other investment companies managed by RiverSource; however, there can be no assurance of this or that these matters and any related publicity will not affect demand for shares of the Seligman Funds and such other investment companies or have other adverse consequences.

13.

Recent Accounting Pronouncement — In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161 (“SFAS 161”), “Disclosures about Derivative Instruments and Hedging Activities — an amendment of FASB Statement No. 133,” which requires enhanced disclosures about a fund’s derivative and hedging activities. Funds are required to provide enhanced disclosures about (a) how and why a fund uses derivative instruments, (b) how derivative instruments and related hedged items are accounted for under SFAS 133 and its related interpretations, and (c) how derivative instruments and related hedged items affect a fund’s financial position, financial performance, and cash flows. SFAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. As of December 31, 2008, management does not believe the adoption of SFAS 161 will

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Notes to Financial Statements

impact the financial statement amounts; however, additional footnote disclosures may be required about the use of derivative instruments and hedging items.

14.	Temporary Money Market Fund Guarantee Program — On October 6, 2008, the Directors approved the participation by the Cash Management Portfolio in the US Treasury’s Temporary Guarantee Program for Money Market Funds (the “Program”). Under this Program, the US Treasury will guarantee to investors that they will receive $1.00 for each money market fund share held as of close of business on September 19, 2008. Eligible funds must be regulated under Rule 2a-7 of the 1940 Act, must maintain a stable share price of $1.00 and must be publicly offered and registered with the SEC. To participate in the Program, eligible funds must pay a fee. While the Program protects the accounts of investors, each money market fund makes the decision to sign up for the Program. Investors cannot sign up for the Program individually. The Program was in effect for an initial three-month term, expiring December 18, 2008. On November 24, 2008, the US Treasury announced an extension of the Program through April 30, 2009. All money market funds that currently participate in the Program and meet the extension requirements are eligible to continue to participate for an additional fee. The Cash Management Portfolio has applied to participate in the extension. The Program will continue to provide coverage to shareholders up to amounts that they held in participating money market funds as of the close of business on September 19, 2008. The fees are being amortized over the period of the participation in the Program and are included as a component of other expenses in the Cash Management Portfolio’s Statement of Operations. The cost to participate will be borne by the Cash Management Portfolio without regard to any expense limitation currently in effect, if any. The Secretary of the Treasury has the option to extend the Program up to the close of business on September 18, 2009.

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Seligman Portfolios, Inc.

Financial Highlights

The tables below are intended to help you understand the financial performance of each class of each Portfolio for the years presented. Certain information reflects financial results for a single share that was held throughout the years shown. Per share amounts are calculated using average shares outstanding. Total return shows the rate that you would have earned (or lost) on an investment in each Portfolio, assuming you reinvested all your dividends and capital gain distributions, if any. Total returns do not reflect any sales charges, administrative fees or asset-based sales charges that are associated with variable annuity and variable life insurance contracts.

Capital Portfolio

CLASS 1
	Year Ended December 31,
Per Share Data:	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Year	$17.03	$14.62	$13.78	$12.25	$11.28
Income (Loss) from Investment Operations:
Net investment loss	(0.10)	(0.14)	(0.05)	(0.06)	(0.05)
Net realized and unrealized gain (loss) on investments	(8.06)	2.55	0.89	1.59	1.02
Total from Investment Operations	(8.16)	2.41	0.84	1.53	0.97
Net Asset Value, End of Year	$8.87	$17.03	$14.62	$13.78	$12.25
Total Return	(47.92)%	16.48%	6.10%	12.49%	8.60%
Ratios/Supplemental Data:
Net assets, end of year (000s omitted)	$2,288	$5,394	$5,947	$8,235	$9,821
Ratio of expenses to average net assets	1.32%	1.18%	1.05%	1.03%	0.92%
Ratio of net investment loss to average net assets	(0.71)%	(0.83)%	(0.33)%	(0.50)%	(0.46)%
Portfolio turnover rate	239.61%	196.31%	202.54%	173.99%	213.08%

CLASS 2
	Year Ended December 31,
Per Share Data:	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Year	$16.74	$14.40	$13.61	$12.13	$11.20
Income (Loss) from Investment Operations:
Net investment loss	(0.13)	(0.18)	(0.08)	(0.09)	(0.08)
Net realized and unrealized gain (loss) on investments	(7.92)	2.52	0.87	1.57	1.01
Total from Investment Operations	(8.05)	2.34	0.79	1.48	0.93
Net Asset Value, End of Year	$8.69	$16.74	$14.40	$13.61	$12.13
Total Return	(48.09)%	16.25%	5.80%	12.20%	8.30%
Ratios/Supplemental Data:
Net assets, end of year (000s omitted)	$3,491	$5,454	$4,981	$5,125	$5,385
Ratio of expenses to average net assets	1.57%	1.43%	1.30%	1.28%	1.17%
Ratio of net investment loss to average net assets	(0.96)%	(1.08)%	(0.58)%	(0.75)%	(0.71)%
Portfolio turnover rate	239.61%	196.31%	202.54%	173.99%	213.08%

See Notes to Financial Statements.

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Financial Highlights

Cash Management Portfolio

CLASS 1
	Year Ended December 31,
Per Share Data:	2008		2007		2006	2005	2004
Net Asset Value, Beginning of Year	$1.000		$1.000		$1.000	$1.000	$1.000
Income from Investment Operations:
Net investment income	0.014		0.043		0.041	0.024	0.006
Total from Investment Operations	0.014		0.043		0.041	0.024	0.006
Less Distributions:
Dividends from net investment income	(0.014)		(0.043)		(0.041)	(0.024)	(0.006)
Distributions from net realized gain	—	ø	—	ø	—	—	—
Total Distributions	(0.014)		(0.043)		(0.041)	(0.024)	(0.006)

Net Asset Value, End of Year	$1.000		$1.000		$1.000	$1.000	$1.000
Total Return	1.45%		4.38%		4.24%	2.41%	0.62%
Ratios/Supplemental Data:
Net assets, end of year (000s omitted)	$8,210		$9,906		$12,004	$15,154	$1,828
Ratio of expenses to average net assets	0.61%		0.70%		0.70%	0.70%	0.70%
Ratio of net investment income to average net assets	1.47%		4.30%		4.13%	2.71%	0.56%
Without management fee waiver and/or expense reimbursement:øø
Ratio of expenses to average net assets	0.82%		0.83%		0.71%	0.73%	1.14%
Ratio of net investment income to average net assets	1.26%		4.17%		4.12%	2.68%	0.12%

Common Stock Portfolio

CLASS 1
	Year Ended December 31,
Per Share Data:	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Year	$12.19	$12.56	$10.87	$10.84	$9.72
Income (Loss) from Investment Operations:
Net investment income	0.24	0.34	0.14	0.10	0.13
Net realized and unrealized gain (loss) on investments and options written	(5.73)	(0.54)	1.70	0.12	1.10
Total from Investment Operations	(5.49)	(0.20)	1.84	0.22	1.23
Less Distributions:
Dividends from net investment income	(0.47)	(0.17)	(0.15)	(0.19)	(0.11)
Net Asset Value, End of Year	$6.23	$12.19	$12.56	$10.87	$10.84
Total Return	(45.07)%	(1.60)%	16.92%	2.03%	12.65%
Ratios/Supplemental Data:
Net assets, end of year (000s omitted)	$2,647	$5,699	$7,696	$8,219	$10,792
Ratio of expenses to average net assets	1.26%	1.12%	0.90%	0.86%	0.69%
Ratio of net investment income to average net assets	2.45%	2.64%	1.14%	0.95%	1.30%
Portfolio turnover rate	131.18%	117.36%	95.96%	70.36%	42.68%

ø	Less than $0.001.
øø	The Manager, at its discretion, waived management fees and/or reimbursed expenses for the periods presented.

See Notes to Financial Statements.

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Financial Highlights

Communications and Information Portfolio

CLASS 1
	Year Ended December 31,
Per Share Data:	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Year	$19.66	$17.04	$13.93	$12.92	$11.62
Income (Loss) from Investment Operations:
Net investment loss	(0.13)	(0.11)	(0.08)	(0.10)	(0.02)
Net realized and unrealized gain (loss) on investments, options written, and foreign currency transactions	(6.99)	2.73	3.19	1.11	1.32
Total from Investment Operations	(7.12)	2.62	3.11	1.01	1.30
Net Asset Value, End of Year	$12.54	$19.66	$17.04	$13.93	$12.92
Total Return	(36.22)%	15.37%	22.33%	7.82%	11.19%
Ratios/Supplemental Data:
Net assets, end of year (000s omitted)	$19,990	$38,407	$41,642	$47,010	$58,646
Ratio of expenses to average net assets	1.15%	1.10%	1.05%	1.10%	1.00%
Ratio of net investment loss to average net assets	(0.78)%	(0.59)%	(0.54)%	(0.77)%	(0.15)%
Portfolio turnover rate	129.42%	199.12%	181.03%	133.04%	127.69%

CLASS 2
	Year Ended December 31,
Per Share Data:	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Year	$19.27	$16.74	$13.72	$12.76	$11.51
Income (Loss) from Investment Operations:
Net investment loss	(0.17)	(0.15)	(0.12)	(0.13)	(0.05)
Net realized and unrealized gain (loss) on investments, options written, and foreign currency transactions	(6.84)	2.68	3.14	1.09	1.30
Total from Investment Operations	(7.01)	2.53	3.02	0.96	1.25
Net Asset Value, End of Year	$12.26	$19.27	$16.74	$13.72	$12.76
Total Return	(36.38)%	15.11%	22.01%	7.52%	10.86%
Ratios/Supplemental Data:
Net assets, end of year (000s omitted)	$10,085	$18,595	$15,808	$11,733	$12,243
Ratio of expenses to average net assets	1.40%	1.35%	1.30%	1.35%	1.25%
Ratio of net investment loss to average net assets	(1.03)%	(0.84)%	(0.79)%	(1.02)%	(0.40)%
Portfolio turnover rate	129.42%	199.12%	181.03%	133.04%	127.69%

See Notes to Financial Statements.

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Financial Highlights

Global Technology Portfolio

CLASS 1
	Year Ended December 31,
Per Share Data:	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Year	$18.46	$15.99	$13.56	$12.54	$12.06
Income (Loss) from Investment Operations:
Net investment loss	(0.21)	(0.25)	(0.20)	(0.19)	(0.13)
Net realized and unrealized gain (loss) on investments, options written, and foreign currency transactions	(7.22)	2.72	2.63	1.21	0.61
Total from Investment Operations	(7.43)	2.47	2.43	1.02	0.48
Net Asset Value, End of Year	$11.03	$18.46	$15.99	$13.56	$12.54
Total Return	(40.25)%	15.45%	17.92%	8.13%	3.98%
Ratios/Supplemental Data:
Net assets, end of year (000s omitted)	$2,754	$5,644	$6,466	$6,641	$8,446
Ratio of expenses to average net assets	1.90%	1.90%	1.90%	1.90%	1.90%
Ratio of net investment loss to average net assets	(1.38)%	(1.44)%	(1.37)%	(1.53)%	(1.10)%
Portfolio turnover rate	160.53%	197.73%	204.73%	155.29%	146.96%
Without expense reimbursement:*
Ratio of expenses to average net assets	3.54%	3.04%	2.57%	2.49%	2.39%
Ratio of net investment loss to average net assets	(3.02)%	(2.58)%	(2.04)%	(2.12)%	(1.59)%

CLASS 2
	Year Ended December 31,
Per Share Data:	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Year	$18.25	$15.83	$13.45	$12.46	$12.00
Income (Loss) from Investment Operations:
Net investment loss	(0.24)	(0.28)	(0.22)	(0.21)	(0.15)
Net realized and unrealized gain (loss) on investments, options written, and foreign currency transactions	(7.13)	2.70	2.60	1.20	0.61
Total from Investment Operations	(7.37)	2.42	2.38	0.99	0.46
Net Asset Value, End of Year	$10.88	$18.25	$15.83	$13.45	$12.46
Total Return	(40.38)%	15.29%	17.69%	7.95%	3.83%
Ratios/Supplemental Data:
Net assets, end of year (000s omitted)	$1,159	$2,899	$2,245	$1,888	$2,210
Ratio of expenses to average net assets	2.07%	2.05%	2.05%	2.05%	2.05%
Ratio of net investment loss to average net assets	(1.55)%	(1.59)%	(1.52)%	(1.68)%	(1.25)%
Portfolio turnover rate	160.53%	197.73%	204.73%	155.29%	146.96%
Without expense reimbursement:*
Ratio of expenses to average net assets	3.71%	3.19%	2.72%	2.64%	2.54%
Ratio of net investment loss to average net assets	(3.19)%	(2.73)%	(2.19)%	(2.27)%	(1.74)%

*	The Manager, at its discretion, reimbursed certain expenses for the years presented.

See Notes to Financial Statements.

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Financial Highlights

International Growth Portfolio

CLASS 1
	Year Ended December 31,
Per Share Data:	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Year	$17.64	$14.38	$11.66	$11.10	$8.97
Income (Loss) from Investment Operations:
Net investment loss	(0.03)	(0.02)	(0.07)	(0.03)	(0.04)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(10.10)	3.28	2.79	0.59	2.21
Total from Investment Operations	(10.13)	3.26	2.72	0.56	2.17
Less Distributions:
Dividends from net investment income	—	—	—	—	(0.04)
Net Asset Value, End of Year	$7.51	$17.64	$14.38	$11.66	$11.10
Total Return	(57.43)%	22.67%	23.33%	5.04%	24.19%
Ratios/Supplemental Data:
Net assets, end of year (000s omitted)	$1,573	$4,553	$4,367	$3,783	$3,749
Ratio of expenses to average net assets	2.00%	2.00%	2.00%	2.00%	2.00%
Ratio of net investment income (loss) to average net assets	(0.22)%	(0.15)%	(0.54)%	(0.24)%	(0.40)%
Portfolio turnover rate	364.63%	234.50%	166.33%	189.00%	213.83%
Without expense reimbursement:*
Ratio of expenses to average net assets	4.63%	4.02%	3.94%	5.05%	4.08%
Ratio of net investment loss to average net assets	(2.85)%	(2.17)%	(2.48)%	(3.29)%	(2.48)%

Investment Grade Fixed Income Portfolio

CLASS 1
	Year Ended December 31,
Per Share Data:	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Year	$8.57	$8.57	$8.80	$9.27	$10.85
Income (Loss) from Investment Operations:
Net investment income	0.34	0.39	0.41	0.34	0.34
Net realized and unrealized gain (loss) on investments	(0.40)	0.08	(0.09)	(0.26)	(0.07)
Total from Investment Operations	(0.06)	0.47	0.32	0.08	0.27
Less Distributions:
Dividends from net investment income	(0.42)	(0.47)	(0.55)	(0.55)	(0.91)
Distributions from net realized capital gain	—	—	—	—	(0.94)
Total Distributions	(0.42)	(0.47)	(0.55)	(0.55)	(1.85)
Net Asset Value, End of Year	$8.09	$8.57	$8.57	$8.80	$9.27
Total Return	(0.70)%	5.59%	3.61%	0.95%	2.41%
Ratios/Supplemental Data:
Net assets, end of year (000s omitted)	$1,812	$1,943	$2,144	$2,758	$3,561
Ratio of expenses to average net assets	0.85%	0.85%	0.85%	0.85%	0.85%
Ratio of net investment income to average net assets	3.97%	4.49%	4.59%	3.67%	3.13%
Portfolio turnover rate	231.67%	280.64%	768.29%	596.99%	184.46%
Without expense reimbursement:*
Ratio of expenses to average net assets	2.20%	2.48%	2.38%	1.70%	1.11%
Ratio of net investment income to average net assets	2.62%	2.86%	3.06%	2.82%	2.87%

*	The Manager reimbursed certain expenses for the years presented.

See Notes to Financial Statements.

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Financial Highlights

Large-Cap Value Portfolio

CLASS 1
	Year Ended December 31,
Per Share Data:	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Year	$14.29	$13.15	$11.67	$10.65	$9.27
Income from Investment Operations:
Net investment income	0.11	0.07	0.08	0.07	0.09
Net realized and unrealized gain (loss) on investments	(5.55)	1.17	1.50	1.06	1.41
Total from Investment Operations	(5.44)	1.24	1.58	1.13	1.50
Less Distributions:
Dividends from net investment income	(0.10)	(0.10)	(0.10)	(0.11)	(0.12)
Net Asset Value, End of Year	$8.75	$14.29	$13.15	$11.67	$10.65
Total Return	(38.03)%	9.43%	13.57%	10.63%	16.25%
Ratios/Supplemental Data:
Net assets, end of year (000s omitted)	$1,920	$3,857	$4,596	$5,190	$5,342
Ratio of expenses to average net assets	1.54%	1.42%	1.32%	1.34%	1.26%
Ratio of net investment income to average net assets	0.87%	0.51%	0.67%	0.65%	0.89%
Portfolio turnover rate	18.10%	10.83%	14.17%	27.35%	15.09%
Without expense reimbursement:ø
Ratio of expenses to average net assets	1.95%
Ratio of net investment income to average net assets	0.46%

ø	The Manager, at its discretion, reimbursed expenses during the year presented.

See Notes to Financial Statements.

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Financial Highlights

Smaller-Cap Value Portfolio

CLASS 1
	Year Ended December 31,
Per Share Data:	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Year	$17.21	$18.51	$16.67	$19.40	$16.20
Income (Loss) from Investment Operations:
Net investment income (loss)	(0.09)	(0.11)	(0.12)	(0.07)	0.08
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(6.83)	0.90	3.66	(0.71)	3.15
Total from Investment Operations	(6.92)	0.79	3.54	(0.78)	3.23
Less Distributions:
Dividends from net investment income	—	—	—	(0.11)	—
Distributions from net realized capital gain	(5.50)	(2.09)	(1.70)	(1.84)	(0.03)
Total Distributions	(5.50)	(2.09)	(1.70)	(1.95)	(0.03)
Net Asset Value, End of Year	$4.79	$17.21	$18.51	$16.67	$19.40
Total Return	(39.53)%	4.14%	21.25%	(3.98)%	19.95%
Ratios/Supplemental Data:
Net assets, end of year (000s omitted)	$63,916	$147,775	$187,833	$199,357	$268,410
Ratio of expenses to average net assets	1.22%	1.14%	1.13%	1.14%	1.14%
Ratio of net investment income (loss) to average net assets	(0.63)%	(0.58)%	(0.66)%	(0.37)%	0.47%
Portfolio turnover rate	14.03%	26.86%	31.98%	23.01%	45.24%

CLASS 2
	Year Ended December 31,
Per Share Data:	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Year	$17.03	$18.37	$16.59	$19.26	$16.13
Income (Loss) from Investment Operations:
Net investment income (loss)	(0.11)	(0.15)	(0.15)	(0.10)	0.05
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(6.75)	0.90	3.63	(0.70)	3.11
Total from Investment Operations	(6.86)	0.75	3.48	(0.80)	3.16
Less Distributions:
Dividends from net investment income	—	—	—	(0.03)	—
Distributions from net realized capital gain	(5.50)	(2.09)	(1.70)	(1.84)	(0.03)
Total Distributions	(5.50)	(2.09)	(1.70)	(1.87)	(0.03)
Net Asset Value, End of Year	$4.67	$17.03	$18.37	$16.59	$19.26
Total Return	(39.58)%	3.96%	20.99%	(4.13)%	19.60%
Ratios/Supplemental Data:
Net assets, end of year (000s omitted)	$19,226	$40,894	$40,796	$35,604	$34,582
Ratio of expenses to average net assets	1.42%	1.33%	1.32%	1.33%	1.33%
Ratio of net investment income (loss) to average net assets	(0.83)%	(0.77)%	(0.85)%	(0.56)%	0.28%
Portfolio turnover rate	14.03%	26.86%	31.98%	23.01%	45.24%

See Notes to Financial Statements.

57

Seligman Portfolios, Inc.

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders of

Seligman Capital Portfolio,

Seligman Communications and Information Portfolio,

Seligman Global Technology Portfolio, and

Seligman Smaller-Cap Value Portfolio of

Seligman Portfolios, Inc.:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments of Seligman Capital Portfolio, Seligman Communications and Information Portfolio, Seligman Global Technology Portfolio, and Seligman Smaller-Cap Value Portfolio, (collectively, the “Portfolios”), four of the Portfolios constituting Seligman Portfolios, Inc., as of December 31, 2008, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years in the three-year period ended December 31, 2006 were audited by other auditors whose report, dated February 23, 2007, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Portfolios are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolios’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above, present fairly, in all material respects, the financial position of each of the Portfolios referred to above of Seligman Portfolios, Inc. as of December 31, 2008, the results of their operations for the year then ended and the changes in their net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

New York, New York

February 19, 2009

58

Seligman Portfolios, Inc.

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders of

Seligman Cash Management Portfolio,

Seligman Common Stock Portfolio,

Seligman International Growth Portfolio,

Seligman Investment Grade Fixed Income Portfolio, and

Seligman Large-Cap Value Portfolio of

Seligman Portfolios, Inc.:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments of Seligman Cash Management Portfolio, Seligman Common Stock Portfolio, Seligman International Growth Portfolio, Seligman Investment Grade Fixed Income Portfolio, and Seligman Large-Cap Value Portfolio, (collectively, the “Portfolios”), five of the Portfolios constituting Seligman Portfolios, Inc., as of December 31, 2008, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years in the three-year period ended December 31, 2006 were audited by other auditors whose report, dated February 23, 2007, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Portfolios are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolios’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above, present fairly, in all material respects, the financial position of each of the Portfolios referred to above of Seligman Portfolios, Inc. as of December 31, 2008, the results of their operations for the year then ended and the changes in their net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

New York, New York

February 27, 2009

59

Seligman Portfolios, Inc.

Proxy Results

Shareholders of Seligman Portfolios, Inc. voted on three proposals at a Special Meeting of Shareholders held on November 3, 2008. Shareholders voted in favor of each of the proposals. The description of each proposal and number of shares voted are as follows:

Proposal 1

To consider and vote upon the proposed Investment Management Services Agreement with RiverSource Investments, LLC:

Portfolio	For	Against	Abstain
Capital	582,078.554	13,722.075	29,362.070
Cash Management	8,036,080.709	290,746.214	446,707.044
Common Stock	384,456.163	0.001	26,860.021
Communications and Information	2,457,253.517	103,946.541	125,031.824
Global Technology	373,108.147	5,949.127	12,565.583
International Growth	222,536.212	2,203.144	6,154.355
Investment Grade Fixed Income	218,345.906	7,001.043	—
Large-Cap Value	210,697.724	158.715	12,255.375
Smaller-Cap Value	8,571,915.220	194,615.425	480,520.953

Proposal 2

With regard to Seligman International Growth Portfolio, to vote on the proposed Subadvisory Agreement between Wellington Management Company, LLP and RiverSource Investments, LLC:

For	Against	Abstain
222,536.212	2,203.144	6,154.355

Proposal 3

To elect ten directors to the Seligman Portfolios’ Board:

	For	Withheld
Kathleen Blatz	21,861,035.255	953,236.406
Arne H. Carlson	21,568,585.064	1,245,686.597
Pamela G. Carlton	21,870,977.321	943,294.340
Patricia M. Flynn	21,870,145.444	944,126.217
Anne P. Jones	21,880,396.552	933,875.109
Jeffrey Laikind	21,585,402.492	1,228,869.169
Stephen R. Lewis, Jr.	21,839.353.911	974,917.750
Catherine James Paglia	21,870,048.381	944,223.280
Alison Taunton-Rigby	21,847,593.769	966,677.892
William F. Truscott	21,841,074.407	973,197.254

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Seligman Portfolios, Inc.

Matters Relating to the Directors’ Consideration of the Approval of the Investment Management Services Agreement

In this section, the term “Portfolios” refers to Seligman Capital Portfolio, Seligman Cash Management Portfolio, Seligman Common Stock Portfolio, Seligman Communications and Information Portfolio, Seligman Global Technology Portfolio, Seligman International Growth Portfolio, Seligman Investment Grade Fixed Income Portfolio, Seligman Large-Cap Value Portfolio and Seligman Smaller-Cap Value Portfolio and the term “Fund” refers to Seligman Portfolios, Inc.

Background

On July 7, 2008, RiverSource Investments, LLC (“RiverSource”), a wholly owned subsidiary of Ameriprise Financial, Inc. (“Ameriprise”), entered into a stock purchase agreement with the shareholders of J. & W. Seligman & Co. Incorporated (“Seligman”) under which RiverSource would acquire all of the outstanding capital stock of Seligman (the “Transaction”). The consummation of the Transaction resulted in the automatic termination of the management agreements with Seligman (the “Seligman Management Agreements”) regarding each Portfolio and the sub-advisory agreement (the “Seligman Subadvisory Agreement”) regarding Seligman International Growth Portfolio (the “Subadvised Portfolio”) between Seligman and that Portfolio’s subadviser, Wellington Management Company, LLP (“Subadviser” or “Wellington”). In anticipation of the termination of the Seligman Management Agreements and Seligman Subadvisory Agreement, at a meeting held on July 29, 2008, the directors of the Fund then serving unanimously approved an investment management agreement with RiverSource (the “Proposed Advisory Agreement”) in respect of each Portfolio and also approved a subadvisory agreement (the “Proposed Subadvisory Agreement”) between RiverSource and Wellington in respect of the Subadvised Portfolio. At the special meeting of shareholders of the Portfolios held on November 3, 2008, the shareholders of each Portfolio approved the Proposed Advisory Agreement and the shareholders of the Subadvised Portfolio approved the Proposed Subadvisory Agreement. The Transaction closed on November 7, 2008, and upon the closing, RiverSource became the investment advisor to each Portfolio.

Board Considerations

Prior to their approval of the Proposed Advisory Agreement, the directors requested and evaluated extensive materials from, and were provided materials and information about the Transaction and matters related to the proposed approval by, Seligman, RiverSource and Ameriprise. In addition, prior to the approval of the Proposed Subadvisory Agreement, the directors also requested and evaluated extensive materials provided by the Subadviser with respect to the Subadvised Portfolio.

In consultation with experienced counsel, who advised on the legal standards for consideration by the directors, the directors reviewed the Proposed Advisory Agreement with RiverSource and the Proposed Subadvisory Agreement between RiverSource and Wellington. The independent directors also discussed the proposed approval with counsel in private sessions.

At their meetings on June 12, 2008, July 17, 2008 and July 29, 2008, the directors discussed the Transaction with Seligman, and the Transaction and RiverSource’s plans and intentions regarding the Fund (and each Portfolio) with representatives of Ameriprise and RiverSource.

The directors considered all factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and directors may have attributed different weights to the various factors. The directors determined that the selection of RiverSource to advise the Fund (and each Portfolio), and the overall arrangements between the Fund (and each Portfolio) and RiverSource as provided in the Proposed Advisory Agreement, including the proposed advisory fee and the related administration arrangements between the Fund (and each Portfolio) and Ameriprise, were fair and reasonable in light of the services to be performed, expenses incurred and such other matters as the directors considered relevant. The directors also determined that the selection of Wellington, to subadvise the Subadvised Portfolio as provided in the Proposed Subadvisory Agreement, was also fair and reasonable in light of the services to be performed, expenses incurred and such other matters as the directors considered relevant. The material factors and conclusions that formed the basis for the directors’ determination included, in addition, the factors discussed in further detail below:

(i)	the reputation, financial strength and resources of RiverSource, and its parent, Ameriprise;

(ii)	the capabilities of RiverSource and the Subadviser with respect to compliance and its regulatory histories;

(iii)	an assessment of RiverSource’s compliance system by the Fund’s Chief Compliance Officer;

(iv)	that the portfolio management team for most Portfolios would not change as a result of the Transaction;

(v)	that RiverSource and Ameriprise assured the directors that following the Transaction there will not be any diminution in the nature, quality and extent of services provided to the Fund (and each Portfolio) or its shareholders;

(vi)	that within the past year the directors had performed a full annual review of the Seligman Management Agreements and Seligman Subadvisory Agreement, as required by the Investment Company Act of 1940 (“1940 Act”), for the Fund (and each Portfolio) and had determined that they were satisfied with the nature, extent and quality of services provided thereunder and that the management fee rate for each Portfolio was satisfactory and the subadvisory fee rate for the Subadvised Portfolio was satisfactory;

(vii)	the potential benefits to the Fund (and each Portfolio) of the combination of RiverSource and Seligman, including: greater resources to attract and retain high quality investment personnel; greater depth and breadth of investment management capabilities; a continued high level of service to the Fund (and each Portfolio); and the potential for realization of economies of scale over time since the Fund (and each Portfolio) will be part of a much larger fund complex;

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Matters Relating to the Directors’ Consideration of the Approval of the Investment Management Services Agreement

(viii)	the fact that each Portfolio’s total advisory and administrative fees would not increase by virtue of the Proposed Advisory Agreement and, for the Subadvised Portfolio, the Proposed Subadvisory Agreement, but would remain the same;

(ix)	that RiverSource, and not the Fund or Portfolios, would bear the costs of obtaining all approvals of the Proposed Advisory Agreement and Proposed Subadvisory Agreement;

(x)	the qualifications of the personnel of RiverSource and Ameriprise that would provide advisory and administrative services to the Fund (and each Portfolio);

(xi)	the terms and conditions of the Proposed Advisory Agreement, including the directors’ review of differences from the Seligman Management Agreements;

(xii)	the terms and conditions of the Proposed Subadvisory Agreement, including the directors’ review of differences from the Seligman Subadvisory Agreement;

(xiii)	that RiverSource and Ameriprise have agreed to refrain from imposing or seeking to impose, for a period of two years after the closing of the Transaction, any “unfair burden” (within the meaning of Section 15(f) of 1940 Act) on the Fund and each Portfolio;

(xiv)	that certain members of RiverSource’s management have a significant amount of experience integrating other fund families; and

(xv)	their knowledge of the nature and quality of services provided by the Subadviser gained from their experience as directors of the funds in the Seligman Group of Funds for which the Subadviser provides services and their overall confidence in its integrity and competence gained from that experience.

Nature, Extent and Quality of Services Provided

In considering the nature, extent and quality of the services to be provided under the Proposed Advisory and Subadvisory Agreements, the directors considered, among other things, the expected impact of the Transaction on the operations of the Fund and each Portfolio, the information provided by RiverSource and Wellington with respect to the nature, extent and quality of services to be provided by them and RiverSource’s and Wellington’s compliance programs and compliance records, and presentations provided on the quality of RiverSource’s and Wellington’s investment research capabilities and the other resources they and Ameriprise have indicated that they would dedicate to performing services for the Fund and each Portfolio.

The directors noted the professional experience and qualifications of the current portfolio management team of each Portfolio and other senior personnel of RiverSource and Wellington. The directors considered a report by the Fund’s Chief Compliance Officer, assessing RiverSource’s compliance system, which was followed by a private session with the Fund’s Chief Compliance Officer. They also discussed RiverSource’s compliance system with the Chief Compliance Officer for the funds managed by RiverSource. The directors also considered RiverSource’s and Wellington’s presentations on the selection of brokers and dealers for portfolio transactions and noted that they receive regular reports concerning such selection by Wellington and that RiverSource would provide similar reports in the future. As administrative services (provided under each Seligman Management Agreement) would be provided to the Fund (and each Portfolio) by Ameriprise at no additional cost under a new administrative services agreement rather than pursuant to the Proposed Advisory Agreement, the directors considered Ameriprise’s capability to provide such administrative services as well as RiverSource’s and Ameriprise’s role in coordinating the activities of the Fund’s (and each Portfolio’s) other service providers. The directors noted that Ameriprise intended to continue Seligman’s practice of sub-contracting administrative services provided by Seligman for the Fund (and each Portfolio) to State Street Bank and Trust Company for the foreseeable future. The directors concluded that, overall, they were satisfied with assurances from RiverSource, Wellington and Ameriprise as to the expected nature, extent and quality of the services to be provided to the Fund (and each Portfolio) under the Proposed Advisory Agreement, Proposed Subadvisory Agreement and the new administrative services agreement.

Costs of Services Provided and Profitability

In considering the costs of services to be provided by RiverSource under the Proposed Advisory Agreement, the directors considered, among other things, the projected pre-tax, pre-distribution expense profitability of RiverSource’s proposed relationship with the Fund (and each Portfolio) and discussed the assumptions of RiverSource and the limitations of the information provided. The directors noted that RiverSource had undertaken to provide profitability information in connection with future contract continuances. The directors also considered RiverSource’s financial condition based on information provided by it.

The directors noted that the proposed fees under the Proposed Advisory Agreement and, for the Subadvised Portfolio, the Proposed Subadvisory Agreement, in respect of a Portfolio were the same as provided under the Seligman Management Agreements and the Seligman Subadvisory Agreement in respect of such Portfolio. The directors recognized that it is difficult to make comparisons of profitability from fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors. In reviewing the projected profitability information, the directors considered the effect of fall-out benefits on RiverSource’s and the Subadviser’s expenses. The directors concluded that they were satisfied that RiverSource’s estimated future profitability, and the Subadviser’s historical profitability, from its relationship with each Portfolio was not excessive.

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Matters Relating to the Directors’ Consideration of the Approval of the Investment Management Services Agreement

Fall-Out Benefits

The directors considered that RiverSource would benefit from soft dollar arrangements using portfolio brokerage of the Portfolios. The directors recognized that the Subadviser also had benefited from soft dollar arrangements using portfolio brokerage of the Seligman International Growth Portfolio. The directors also noted RiverSource’s representation that none of its affiliated broker dealers was expected to provide brokerage services to the Portfolios. The directors recognized that RiverSource’s profitability would be somewhat lower without this benefit. The directors noted that RiverSource may derive reputational and other benefits from its association with the Portfolios.

Investment Results

Seligman reminded the directors that each Portfolio, other than Seligman Investment Grade Fixed Income Portfolio, is a “clone” of a another fund in the Seligman Group of Funds (such fund, the “Corresponding Fund”) and as a result the investment performance of the Portfolio and its Corresponding Fund closely track each other. Consistent with prior practice, the directors evaluated the investment performance of a Portfolio with its Corresponding Fund when they evaluated the investment performance of the Corresponding Fund. Seligman furnished the directors with performance information for Seligman Investment Grade Fixed Income Portfolio. The directors receive and review detailed performance information on the Corresponding Funds at each regular Board meeting during the year in addition to the information received for the meeting regarding approval of the Proposed Advisory Agreement and Proposed Subadvisory Agreement. The directors noted that, unless otherwise indicated below, each Portfolio’s current portfolio management team would continue to advise the Portfolio after the Transaction.

The directors recognized that it is not possible to predict what effect, if any, consummation of the Transaction would have on the future performance of the Portfolios.

The following factors specific to each individual Portfolio were noted and considered by the directors in deciding to approve the Proposed Advisory and Subadvisory Agreements:

Seligman Capital Portfolio. The directors reviewed information showing performance of Seligman Capital Fund, which is the Corresponding Fund for the Portfolio, compared to the Lipper Mid-Cap Funds Average, the Lipper Mid-Cap Growth Funds Average and the Russell Midcap Growth Index, as well as performance relative to the other funds in the Lipper Mid-Cap Growth Funds Average and to a group of competitor funds selected by Seligman. The directors noted that the Corresponding Fund was above the Lipper median for each of the periods presented and the Corresponding Fund’s results were above all the benchmarks for the five- and three-year periods. They further noted the recent improvement in the Corresponding Fund’s relative performance and that the Corresponding Fund’s results were significantly above all its benchmarks for the first six months of 2008. Taking into account these comparisons and the other factors considered, the directors concluded that the Portfolio’s investment results were satisfactory.

Seligman Cash Management Portfolio. The directors noted that a new portfolio manager was being proposed by RiverSource for the Portfolio and Seligman Cash Management Fund, the Portfolio’s Corresponding Fund. The directors discussed the proposed portfolio management team, its investment strategy and process and historical performance record with representatives of RiverSource.

The directors considered the twelve-month trailing average yield of the Corresponding Fund as compared to an average of money market funds prepared by a third party provider of money market mutual fund information for the period from 1998 through June 30, 2008. The directors also reviewed performance information of RiverSource Cash Management Fund, which is currently managed by the proposed portfolio management team. Seligman had previously explained that the Corresponding Fund is managed conservatively, and that its average portfolio quality is higher than that of many other money market funds. Seligman noted that the Corresponding Fund was at the time managed more conservatively than RiverSource Cash Management Fund and RiverSource confirmed that it had no current plans to change the Corresponding Fund’s strategies or risk profile and would not make any such changes without board approval. The directors also noted that the performance of RiverSource Cash Management Fund exceeded that of the Citigroup 3 Month Treasury Index, its benchmark, in the first six-months of 2008, as well as the annualized one-year period ending June 30, 2008, but had lagged such benchmark in the other periods presented.

Seligman Common Stock Portfolio. The directors noted that a new portfolio manager was being proposed by RiverSource for the Portfolio and Seligman Common Stock Fund, the Portfolio’s Corresponding Fund. The directors discussed the proposed portfolio management team, its investment strategy and process and historical performance record with representatives of RiverSource.

The directors reviewed information showing performance of the Corresponding Fund compared to the Lipper Large-Cap Core Funds Average and the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500”), as well as performance relative to the other funds in the Lipper Large-Cap Core Funds Average and to a group of competitor funds selected by Seligman. The directors also reviewed annualized performance information for RiverSource Disciplined Equity Fund, which is currently advised by the proposed portfolio manager, for annualized one-, three- and five-years ended June 30, 2008, the past four calendar years, as well as year-to-date information as of July 10, 2008. The directors noted that information for RiverSource Disciplined Equity Fund was not available for all corresponding periods because it did not commence operations until April 2003. The directors noted that the results of RiverSource Disciplined Equity Fund were generally better than that of the Corresponding Fund for the periods

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Matters Relating to the Directors’ Consideration of the Approval of the Investment Management Services Agreement

presented and the performance information was helpful in demonstrating the skill of the proposed portfolio management team, although they recognized that the performance of the Corresponding Fund would differ from that of RiverSource Disciplined Equity Fund since it would use a modified version of such fund’s investment process to comply with the Corresponding Fund’s strategy as disclosed in its prospectus. The directors noted that RiverSource Disciplined Equity Fund’s calendar year results were above its benchmarks, the S&P 500 Index and Lipper Large-Cap Core Funds, in 2005 and 2006, although they trailed the benchmarks in 2007.

Seligman Communications and Information Portfolio. The directors reviewed information showing performance of Seligman Communications and Information Fund, which is the Corresponding Fund for the Portfolio, compared to the S&P North American Technology Sector Index, Lipper Science & Technology Funds Average and the S&P 500, as well as performance relative to the other funds in the Lipper Science & Technology Funds Average and to a group of competitor funds selected by Seligman. The directors noted that the Corresponding Fund was above the Lipper median for all periods presented, and that the Corresponding Fund’s results were above its benchmarks for the five- and three-year periods and generally for the periods presented, including the first six months of 2008. Taking into account these comparisons and the other factors considered, the directors concluded that the Portfolio’s investment results over time had been satisfactory.

Seligman Global Technology Portfolio. The directors reviewed information showing performance of Seligman Global Technology Fund, which is the Corresponding Fund for the Portfolio, compared to the Morgan Stanley Capital International (“MSCI”) World Information Technology Index (the “MSCI WIT Index”), the MSCI World Index, the Lipper Global Science/Technology Funds Average and the Lipper Global Funds Average, as well as performance relative to the other funds in the Lipper Global Science/Technology Funds Average and to a group of competitor funds selected by Seligman. The directors noted that the Corresponding Fund was above the Lipper median for all periods shown, and that its results were also above the MSCI WIT Index and Lipper Global Science/Technology Funds Average for the five-year period and above each of its benchmarks for the three-year period. For the first six months of 2008, the Corresponding Fund’s results were above all of its benchmarks. Taking into account these comparisons and the other factors considered, the directors concluded that the Portfolio’s investment results were satisfactory.

Seligman International Growth Portfolio. The directors reviewed information showing performance of Seligman International Growth Fund, which is the Corresponding Fund for the Portfolio, compared to the Morgan Stanley Capital International Europe, Australasia and Far East Index (the “MSCI EAFE Index”), the MSCI EAFE Growth Index, the Lipper International Multi-Cap Growth Funds Average and the Lipper International Funds Average, as well as performance relative to the other funds in the Lipper International Multi-Cap Growth Funds Average and to a group of competitor funds selected by Seligman. Seligman reminded the directors that Wellington had assumed portfolio management responsibilities for the Corresponding Fund and Portfolio in September 2003. The directors noted the Corresponding Fund had substantial and positive returns for the periods since 2003, other than in the most recent period, and that the Corresponding Fund’s results exceeded each of its benchmarks in 2007. For the first six months of 2008, the Corresponding Fund’s results trailed each of its benchmarks. Taking into account these comparisons and the other factors considered, the directors concluded that the Portfolio’s investment results were satisfactory.

Seligman Investment Grade Fixed Income Portfolio. The directors noted that a new portfolio management team was being proposed by RiverSource and that such team would use an investment process derived from that used with RiverSource Diversified Bond Portfolio, modified to comply with the Portfolio’s investment strategy disclosed in its prospectus. The directors discussed the portfolio management team, its investment strategy and process and historical performance record with representatives of RiverSource.

The directors reviewed information showing performance of the Portfolio compared to the Lipper Corporate Debt BBB-Rated Funds Average and to the Lehman Brothers Government/Credit Index, as well as performance relative to the other funds in the Lipper Corporate Debt BBB-Rated Funds Average and to a group of competitor funds selected by Seligman. The directors noted that although the Portfolio’s results were above certain benchmarks in some of the periods shown, including being above the competitor and Lipper benchmarks for 2007 and the first six months of 2008, the Portfolio’s results were generally below its benchmarks. The directors also noted that the Portfolio’s results also trailed those of RiverSource Diversified Bond Fund for the comparable periods provided. The directors also noted that the RiverSource fund had outperformed its benchmarks in 2003, 2004, and 2006. RiverSource explained that the fund’s more recent results had been negatively impacted by certain positions that were established early from a market standpoint but were now starting to yield benefits as the market environment developed. RiverSource added that it retained confidence in the management team.

Seligman Large-Cap Value Portfolio. The directors reviewed information showing performance of Seligman Large-Cap Value Fund, the Portfolio’s Corresponding Fund, compared to the Lipper Large-Cap Value Funds Average, the Russell 1000 Value Index, the S&P 500 Index and the Lipper Multi-Cap Value Funds Average, as well as performance relative to the other funds in the Lipper Multi-Cap Value Funds Average and to a group of competitor funds selected by Seligman. The directors noted that the Corresponding Fund ranked above the Lipper median for the one-, three- and five-year periods and that the Corresponding Fund’s results were above its benchmarks for the five- and three- year periods as well. The directors also noted that the Corresponding Fund had varyingly performed above or below its benchmarks in the other periods shown, and that for 2007 and the first six months of 2008 the Corresponding Fund’s results were above each of its benchmarks. Taking into account these comparisons and the other factors considered, the directors concluded that the Portfolio’s investment results were satisfactory.

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Seligman Portfolios, Inc.

Matters Relating to the Directors’ Consideration of the Approval of the Investment Management Services Agreement

Seligman Smaller-Cap Value Portfolio. The directors reviewed information showing performance of Seligman Smaller-Cap Value Fund, the Portfolio’s Corresponding Fund, compared to the Lipper Small-Cap Core Funds Average, Lipper Small-Cap Value Funds Average and the Russell 2000 Value Index, as well as performance relative to the other funds in the Lipper Small-Cap Core Funds Average and to a group of competitor funds selected by Seligman. The directors noted that the Corresponding Fund was above the Lipper median for the three- and ten-year periods presented and that the Corresponding Fund’s results were significantly above its benchmarks for 2007, although they were varyingly above and below the benchmarks for the other periods presented and below its benchmarks for the first six months of 2008. Taking into account these comparisons and the other factors considered, the directors concluded that the Portfolio’s investment results were satisfactory.

Management Fees and Other Expenses

The directors considered the proposed advisory fee rate to be paid by each Portfolio to RiverSource, which is the same as the management fee rate currently paid by each Portfolio. The directors also considered the proposed subadvisory fee rate and the fee arrangements under the Proposed Subadvisory Agreement, which are also the same as those currently in effect with respect to the Subadvised Portfolio. In addition to the materials provided by Seligman and Wellington, RiverSource provided information regarding the fees for each of the RiverSource funds and managed accounts. The directors noted that for Seligman Cash Management Portfolio, Seligman Large-Cap Value Portfolio and Seligman Smaller-Cap Value Portfolio, the effective advisory fee rate for a RiverSource fund in the same Lipper peer group was lower than the proposed advisory fee rate for the corresponding Portfolio, and that the RiverSource equity fund fee rates are generally subject to adjustments based on investment performance whereas the proposed fee rates, consistent with those in the Seligman Management Agreements, do not reflect performance adjustments. The directors recognized that it is difficult to make comparisons of advisory and management fees because there are variations in the services that are included in the fees paid by other funds.

In considering the proposed advisory fee rates, the directors noted that the management fee rates under the Seligman Management Agreement covers administrative services provided by Seligman, whereas the Proposed Advisory Agreement does not include such services, but that Ameriprise will provide such services to the Portfolios pursuant to a separate administrative services agreement initially without a fee. The directors further considered that the administrative fees, since they are not included in an advisory agreement, could be increased without stockholder approval, although RiverSource noted that, at that time, it did not have an intention to seek an increase, and that any such administrative fee increase would require board approval. The directors also noted RiverSource’s and Ameriprise’s covenants in the Transaction’s stock purchase agreement regarding compliance with Section 15(f) of the 1940 Act.

The directors noted that the management fee rate (and subadvisory fee rate) paid by each Portfolio is the same as the fee rate paid by its Corresponding Fund, except for certain Portfolios which had lower fee rates than their Corresponding Funds primarily for historical reasons and except for Seligman International Growth Portfolio, which had a slightly higher fee rate that its Corresponding Fund. Seligman explained that the lower fee rates applicable to certain Portfolios were largely the result of fee rate increases at their Corresponding Funds that had not been sought for those Portfolios. This was because, in view of the small size of most of the corresponding Portfolios and the fact that, at various times, all of such Corresponding Funds had been subsidized by Seligman, Seligman had determined not to recommend fee rate increases for the Portfolios to match those recommended for their Corresponding Funds.

For each Portfolio, except as otherwise described in the discussion that follows, the directors noted that they had concluded in their most recent continuance considerations that the management fee and total expense ratio were at an acceptable level in light of the quality of services provided to the Portfolio and in comparison to the Portfolio’s peer group; that the advisory fee would not be increased and would stay the same for each Portfolio; that the total expense ratio had not changed materially since the time of the most recent consideration approval for each Portfolio; and that RiverSource had represented that the overall expenses for each Portfolio were not expected to be adversely affected by the Transaction. On that basis, the directors concluded that the total expense ratio and proposed advisory fee for each Portfolio anticipated to result from the proposed arrangements with RiverSource was acceptable. The directors also noted, in respect of the Portfolios that currently had the benefit of waiver and reimbursement policies of Seligman, that RiverSource had agreed to continue such waiver and reimbursement policies for the periods announced by Seligman.

The following factors specific to Seligman International Growth Portfolio were noted and considered by the directors in deciding to approve the Proposed Advisory Agreement:

Seligman International Growth Portfolio. The directors noted that the Portfolio had a slightly higher fee rate than its Corresponding Fund. The directors also noted that the Portfolio’s management fees were somewhat higher than its peer group median and average and that its expense ratios were materially higher than the Lipper peer group. Seligman explained that the relatively high expense ratio of the Portfolio was attributable in large part to it relatively small size, and would be expected to decline if assets increase. Seligman also explained that the Portfolio incurs relatively high custody fees as a percentage of its net assets because of its relatively small size. The directors noted that Seligman had contractually agreed to reimburse the expenses of the Portfolio and that RiverSource had agreed to continue such reimbursement for the period announced by Seligman. The directors were satisfied that the Portfolio’s expense ratio was acceptable in the Portfolio’s particular circumstances.

65

Seligman Portfolios, Inc.

Matters Relating to the Directors’ Consideration of the Approval of the Investment Management Services Agreement

Economies of Scale

The directors noted that the management fee schedules for certain of the Portfolios contain breakpoints that reduce the fee rate on assets above specified levels. The directors recognized that there is no direct relationship between the economies of scale realized by funds and those realized by their investment advisers as assets increase. The directors do not believe that there is a uniform methodology for establishing breakpoints that give effect to fund-specific economies of scale with respect to services provided by fund advisers. The directors also observed that in the investment company industry as a whole, as well as among funds similar to the Portfolios, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply, and that the advisory agreements for many competitor funds do not have breakpoints at all. The directors noted that RiverSource had indicated that no changes to the Portfolios’ breakpoint arrangements were proposed to be made at the time. Having taken these factors into account, the directors concluded that each Portfolio’s breakpoint arrangements were acceptable under the Portfolio’s circumstances. The directors also recognized that the Portfolios may benefit from certain economies of scale over time from becoming a part of the larger RiverSource fund complex, based on potential future synergies of operations.

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Seligman Portfolios, Inc.

Directors and Officers

Shareholders elect a Board of Directors that oversees the Fund’s operations. In connection with the acquisition of the Fund’s prior investment manager, J. & W. Seligman & Co. Incorporated, by RiverSource Investments, LLC, shareholders of the Fund voted at a Special Meeting of Shareholders held on November 3, 2008 to elect 10 members to the Fund’s Board. Messrs. Maher and Richie served on the Fund’s Board prior to the acquisition and will continue to do so.

Each member of the Board oversees 163 portfolios in the fund complex managed by RiverSource Investments, which includes 59 Seligman Funds and 104 RiverSource Funds. The address of each Director is 901 S. Marquette Ave., Minneapolis, MN 55402.

Independent Directors

Name, (Age), Position(s) held with Fund	Principal Occupation(s) During Past Five Years, Directorships and Other Information
Kathleen Blatz (54)[1,2,6,7] •Director: From November 7, 2008	Attorney. Formerly, Chief Justice, Minnesota Supreme Court, 1998-2006.
Arne H. Carlson (74)[1,2,3,5,6] •Director: From November 7, 2008	Formerly, Chairman, RiverSource Funds, 1999-2006; Governor of Minnesota.
Pamela G. Carlton (54)[4,6,7] •Director: From November 7, 2008	President, Springboard – Partners in Cross Cultural Leadership (consulting company).
Patricia M. Flynn (58)[1,3,6] •Director: From November 7, 2008	Trustee Professor of Economics and Management, Bentley College. Formerly, Dean, McCallum Graduate School of Business, Bentley College.
Anne P. Jones (73)[1,2,6,7] •Director: From November 7, 2008	Attorney and Consultant.
Jeffrey Laikind, CFA (73)[4,6,7] •Director: From November 7, 2008	Director, American Progressive Insurance. Formerly, Managing Director, Shikiar Asset Management.
Stephen R. Lewis, Jr. (69)[1,2,3,4,6] •Director and Chairman of the Board: From November 7, 2008	President Emeritus and Professor of Economics, Carleton College; Director, Valmont Industries, Inc. (manufactures irrigation systems).
John F. Maher (64)[4,6,7] •Director: December 2006 to Date	Retired President and Chief Executive Officer, and former Director, Great Western Financial Corporation (bank holding company) and its principal subsidiary, Great Western Bank (a federal savings bank).
Catherine James Paglia (56)[2,3,4,5,6] •Director: From November 7, 2008	Director, Enterprise Asset Management, Inc. (private real estate and asset management company).
Leroy C. Richie (66)[3,4,6] •Director: 2000 to Date	Counsel, Lewis & Munday, P.C. (law firm); Director, Vibration Control Technologies, LLC (auto vibration technology); Lead Outside Director, Digital Ally Inc. (digital imaging) and Infinity, Inc. (oil and gas exploration and production); Director and Chairman, Highland Park Michigan Economic Development Corp.; and Chairman, Detroit Public Schools Foundation; Director, OGE Energy Corp. (energy and energy services provider). Formerly, Chairman and Chief Executive Officer, Q Standards Worldwide, Inc. (library of technical standards); Director, Kerr-McGee Corporation (diversified energy and chemical company); Trustee, New York University Law Center Foundation; and Vice Chairman, Detroit Medical Center and Detroit Economic Growth Corp.
Alison Taunton-Rigby (64)[3,4,5,6] •Director: From November 7, 2008	Chief Executive Officer and Director, RiboNovix, Inc. since 2003 (biotechnology); Director, Idera Pharmaceutical, Inc. (biotechnology); Healthways, Inc. (health management programs). Formerly, President, Forester Biotech.

See footnotes on page 68.

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Seligman Portfolios, Inc.

Directors and Officers

Interested Director*

Name, (Age), Position(s) held with Fund	Principal Occupation(s) During Past Five Years, Directorships and Other Information
William F. Truscott (48)*[6] • Director and Vice President: From November 7, 2008	President – US Asset Management and Chief Investment Officer, Ameriprise Financial, Inc. and President, Chairman of the Board, and Chief Investment Officer, RiverSource Investments, LLC; Director, President and Chief Executive Officer, Ameriprise Certificate Company; and Chairman of the Board, Chief Executive Officer, and President, RiverSource Distributors, Inc. Formerly, Senior Vice President – Chief Investment Officer, Ameriprise Financial, Inc.; and Chairman of the Board and Chief Investment Officer, RiverSource Investments, LLC, 2001 - 2005.

Fund Officers

The Board appoints officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is a Director and Vice President of the Fund, the Fund’s other officers are:

Name, (Age), Position(s) held with Fund, Address	Principal Occupation(s) During Past Five Years
Patrick T. Bannigan (43) • President: From November 7, 2008 • 172 Ameriprise Financial Center Minneapolis, MN 55474	Director and Senior Vice President – Asset Management, Products and Marketing, RiverSource Investments, LLC; Director and Vice President – Asset Management, Products and Marketing, RiverSource Distributors, Inc. Formerly, Managing Director and Global Head of Product, Morgan Stanley Investment Management, 2004 - 2006; President, Touchstone Investments, 2002-2004.
Michelle M. Keeley (44) • Vice President: From November 7, 2008 • 172 Ameriprise Financial Center Minneapolis, MN 55474	Executive Vice President – Equity and Fixed Income, Ameriprise Financial, Inc. and RiverSource Investments, LLC; Vice President – Investments, Ameriprise Certificate Company. Formerly, Senior Vice President – Fixed Income, Ameriprise Financial, Inc., 2002-2006 and RiverSource Investments, LLC, 2004 - 2006.
Amy K. Johnson (43) • Vice President: From November 7, 2008 • 5228 Ameriprise Financial Center Minneapolis, MN 55474

Vice President – Asset Management and Trust Company Services, RiverSource Investments, LLC. Formerly, Vice President – Operations and Compliance, RiverSource Investments, LLC, 2004 - 2006; Director of Product

Development – Mutual Funds, Ameriprise Financial, Inc., 2001-2004.

Scott R. Plummer (49) • Vice President, General Counsel and Secretary: From November 7, 2008 • 5228 Ameriprise Financial Center Minneapolis, MN 55474

Vice President and Chief Counsel – Asset Management, Ameriprise Financial, Inc.; Chief Counsel, RiverSource Distributors, Inc. and Chief Legal Officer and Assistant Secretary, RiverSource Investments, LLC; Vice President, General Counsel, and Secretary, Ameriprise Certificate

Company. Formerly, Vice President – Asset Management Compliance, Ameriprise Financial, Inc., 2004 - 2005; Senior Vice President and Chief Compliance Officer, USBancorp Asset Management, 2002-2004.

Lawrence P. Vogel (52) • Treasurer: 2000 to Date • 100 Park Avenue New York, NY 10017	Treasurer of each of the investment companies of the Seligman Group of Funds since 2000; and Treasurer, Seligman Data Corp. since 2000. Formerly, Senior Vice President, J. & W. Seligman & Co. Incorporated and Vice President of each of the investment companies of the Seligman Group of Funds, 1992 - 2008.

Eleanor T.M. Hoagland (56)

• Chief Compliance Officer: 2004 to Date

• Money Laundering Prevention Officer and Identity Theft Prevention Officer: From November 7, 2008

• 100 Park Avenue
New York, NY 10017

Chief Compliance Officer, RiverSource Investments, LLC (J. & W. Seligman & Co. Incorporated prior to November 7, 2008), of each of the investment companies of the Seligman Group of Funds since 2004; Money Laundering Prevention Officer and Identity Theft Prevention Officer, RiverSource Investments, LLC for each of the investment companies of the Seligman Group of Funds since November 7, 2008. Formerly, Managing Director, J. & W. Seligman & Co. Incorporated and Vice President of each of the investment companies of the Seligman Group of Funds, 2004 - 2008.

The Fund’s Statement of Additional Information (SAI) includes additional information about Fund directors and is available, without charge, upon request. You may call toll-free (800) 221-2450 in the US or call collect (212) 682-7600 outside the US to request a copy of the SAI, to request other information about the Fund, or to make shareholder inquiries.

*	Mr. Truscott is considered an “interested person” of the Fund, as defined in the Investment Company Act of 1940, as amended, by virtue of his position with Ameriprise Financial, Inc. and its affiliates.

Member:	1 Board Governance Committee	5 Executive Committee
	2 Compliance Committee	6 Investment Review Committee
	3 Contracts Committee	7 Joint Audit Committee
4 Distribution Committee

68

Seligman Portfolios, Inc.

Additional Information

Quarterly Schedules of Investments

Complete schedules of portfolio holdings owned by the Fund will be filed with the SEC for the first and third quarters of each fiscal year on Form N-Q, and will be available on the SEC’s website at www.sec.gov.1 In addition, the Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. Certain of the information contained on Form N-Q is also made available on Seligman’s website at www.seligman.com.1

Proxy Voting

A description of the policies and procedures used by the Fund to determine how to vote proxies relating to portfolio securities, as well as information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30 of each year will be available (i) without charge, upon request, by calling toll-free (800) 221-7844 in the US or collect (212) 850-1864 outside the US and (ii) on the SEC’s website at www.sec.gov.1 Information for each new 12-month period ending June 30 will be available no later than August 31 of that year.

[1]

These website references are inactive textual references and information contained in or otherwise accessible through these websites does not form a part of this report or the Seligman Portfolios’ prospectus or statement of additional information.

69

This report is intended only for the information of shareholders or those who have received the offering prospectus covering shares of Capital Stock of Seligman Portfolios, Inc., which contains information about the management fees and other costs. Please read the prospectus carefully before investing or sending money.

SP2  12/08

ITEM 2.   CODE OF ETHICS.

As of December 31, 2008, the registrant had adopted a code of ethics that applies to its principal executive and senior financial officers. The registrant adopted a revised code of ethics on November 13, 2008, which is attached as an exhibit to this Form N-CSR. The new code of ethics is substantially the same as the prior code of ethics.

ITEM 3.   AUDIT COMMITTEE FINANCIAL EXPERT.

The Registrant’s board of directors has determined that independent directors Pamela G. Carlton, Jeffrey Laikind, John F. Maher and Anne P. Jones, each qualify as audit committee financial experts.

ITEM 4.   PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) – (d) Aggregate fees billed to the Registrant for the last two fiscal years for professional services rendered by the Registrant’s principal accountant were as follows:

	2008(1)	2008(2)	2007(1)	2007(2)
Audit Fees	$175,620	$5,000	$160,506	—
Audit-Related Fees	30,338	—	15,000	$20,000
Tax Fees	53,964	—	25,275	25,000
All Other Fees	—	—	—	—

Audit fees include amounts related to the audit of the Registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts for review of quarterly compliance procedures regarding diversification requirements of the Registrant. Tax fees include amounts related to tax compliance, tax planning, and tax advice.

Aggregate fees billed by the registrant’s principal accountant for the last two fiscal years for non-audit services provided to the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registered investment company, where the engagement relates directly to the operations and financial reporting of the registrant, were as follows:

	2008(1)	2007(1)
Audit-Related Fees	—	—
Tax Fees	$12,750	—
All Other Fees	—	$15,000

Tax fees include amounts paid by the registrant’s investment adviser for the preparation of certain of the registrant’s 2007 tax returns. Other fees include the amounts for services related to the assessment of procedures for compliance with anti-money laundering regulations by certain of the registrant’s affiliates.

(1)	Deloitte & Touche LLP
(2)	Ernst & Young, LLP

(e) (1) The Audit Committee is required to preapprove audit and non-audit services performed for the Registrant by the principal accountant in order to assure that the provision of such services does not impair the principal accountant’s independence. The Audit Committee also is required to preapprove certain non-audit services performed by the Registrant’s principal accountant for the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and certain of the adviser’s affiliates that provide services directly related to the operations and financial reporting of the Registrant. Unless a type of service to be provided by the principal accountant has received preapproval, it will require specific preapproval by the Audit Committee.

Notwithstanding the foregoing, under certain circumstances, preapproval of non-audit services of a de minimis amount is not required.

(2) No services included in (b) – (d) above were approved pursuant to the waiver provisions of paragraphs (c)(7)(i)(C) or (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the Registrant’s principal accountant for non-audit services rendered to the Registrant, its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant were $97,052 and $100,275, respectively, (Deloitte & Touche LLP, $97,052 and $55,275, respectively, and Ernst & Young LLP, $0 and $45,000, respectively).

(h) All non-audit services rendered in (g) above were pre-approved by the Registrant’s audit committee. Accordingly, the audit committee considered whether these services were compatible with maintaining the principal accountant’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	INVESTMENTS.

(a) Schedule I—Investments in securities of unaffiliated issuers. Included in Item 1 above.

(b) Not applicable.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Effective November 7, 2008, the duties of the Nominating Committee of the Board of Directors of the registrant have been assumed by the Board Governance Committee of the Board. The

Board Governance Committee would recommend to the Board the size, structure and composition of the Board and its committees. This committee would also review candidates for Board membership including candidates recommended by stockholders.

ITEM 11.   CONTROLS AND PROCEDURES.

(a)	The Registrant’s principal executive officer and principal financial officer have concluded, based upon their evaluation of the Registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the Registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported, within the time periods specified in the Commission’s rules and forms and that such material information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.

(b)	The Registrant’s principal executive officer and principal financial officer are aware of no changes in the Registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.   EXHIBITS.

(a)(1)	Code of Ethics for Principal Executive and Senior Financial Officers.

(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)	Not applicable.

(b)	Certifications of chief executive officer and chief financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SELIGMAN PORTFOLIOS, INC.

By:	/S/ PATRICK T. BANNIGAN
Patrick T. Bannigan
President and Chief Executive Officer

Date:	March 9, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/S/ PATRICK T. BANNIGAN
Patrick T. Bannigan
President and Chief Executive Officer

Date:	March 9, 2009

By:	/S/ LAWRENCE P. VOGEL
Lawrence P. Vogel
Treasurer and Chief Financial Officer

Date:	March 9, 2009

SELIGMAN PORTFOLIOS, INC.

EXHIBIT INDEX

(a)(1)	Code of Ethics for Principal Executive and Senior Financial Officers.

(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b)	Certification of chief executive officer and chief financial officer as required by Rule 30a-2(b) of the Investment Company Act of 1940

.